UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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AMERICAN EXPRESS COMPANY

(Name of Registrant as Specified in its Charter)

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2015
AMERICAN EXPRESS

AMERICAN EXPRESS COMPANY
PROXY STATEMENT

OUR VALUES	Our Blue Box Values reflect who we are and what we stand for as a company.

Customer Commitment	We develop relationships that make a positive difference in our customers’ lives.

Quality	We provide outstanding products and unsurpassed service that together, deliver premium value to our customers.

Integrity	We uphold the highest standards of integrity in all our actions.

Teamwork	We work together, across boundaries, to meet the needs of our customers and to help the company win.

Respect for People	We value our people, encourage their development and reward their performance.

Good Citizenship	We are good citizens in communities in which we live and work.

A Will to Win	We exhibit a strong will to win in the marketplace and in every aspect of our business.

Personal Accountability	We are personally accountable for delivering on our commitments.

In 2014 American Express produced solid earnings in a challenging economic and competitive environment. Results reflected higher spending by our Card Members, increased loan balances and tight controls on costs, as well as a strong balance sheet and continued investments in growth opportunities.

American Express Company 200 Vesey Street New York, New York 10285

Notice of Annual Meeting of Shareholders

Monday, May 11, 2015

9:00 a.m. Eastern Time

American Express Company, 200 Vesey Street, 26th Floor, New York, New York 10285

ITEMS OF BUSINESS

To vote on the following proposals:

1.	Election of directors proposed by the Company’s Board of Directors for a term of one year, as set forth in this proxy statement
2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015
3.	Advisory resolution to approve executive compensation
4.	Five shareholder proposals if properly presented at the annual meeting
5.	Such other business that may properly come before the annual meeting

RECORD DATE

Close of business on March 13, 2015

March 30, 2015

Carol V. Schwartz

Secretary

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GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of American Express Company for the 2015 Annual Meeting of Shareholders and for any adjournment or postponement of the meeting. We expect to mail our notice of internet availability of the proxy materials and to begin mailing our proxy materials on or about March 30, 2015.

Annual Meeting Information

Date, Time and Place: May 11, 2015, at 9:00 a.m. Eastern Time at 200 Vesey Street, New York, New York 10285.

Admission: We do not require tickets for admission to the meeting but do limit attendance to shareholders on the record date or their proxy holders. Please bring proof of your common share ownership, such as a current brokerage statement, and photo identification. Only shareholders or their valid proxy holders may address the meeting. Please note that cameras, camcorders, videotaping equipment, and other recording devices, and large packages, banners, placards and signs will not be permitted in the meeting.

Street Name Holders: If your shares are held in a bank, brokerage or other institutional account you are a beneficial owner of these shares but not the record holder. This is known as holding shares in “street name.” If you wish to vote these shares in person at the meeting, you must obtain a proxy from your bank, broker or other intermediary and bring it with you to hand in with your ballot.

Webcast: You can access a live audio webcast and a replay of the meeting on our investor website at http://ir.americanexpress.com.*

How to View Proxy Materials Online

Important notice regarding the availability of proxy materials for the 2015 shareholder meeting:

Our proxy statement and 2014 Annual Report to Shareholders are available online at http://ir.americanexpress.com.

We will mail to certain shareholders a notice of internet availability of proxy materials. This notice contains instructions on how to access our proxy statement and 2014 Annual Report to Shareholders and vote online.

HOW TO CAST YOUR VOTE

You may vote common shares that you owned as of the close of business on March 13, 2015, which is the record date for the meeting.

We encourage you to vote as soon as possible, even if you plan to attend the meeting in person. Please follow the instructions on your proxy card, voting instruction form or on the notice of internet availability of proxy materials that you received. If you submit your vote prior to the meeting, you may still attend and vote at the meeting.

You may vote in the following ways:

BY TELEPHONE	BY INTERNET	BY MAIL	IN PERSON
You can vote by calling the number on your proxy card or voting instruction form or provided on the website listed on your notice.	You can vote online at www.proxyvote.com.	If you received written materials, you can vote by mail by marking, dating and signing your proxy card or voting instruction form and returning it in the envelope provided.	You can vote in person at the annual meeting. If you hold your shares in street name, you must obtain a proxy from the record holder to vote in person.

For telephone and Internet voting, you will need the 16-digit control number included on your notice, on your proxy card or in the voting instructions that accompanied your proxy materials.

Telephone and online voting are available through 3:00 p.m. Eastern Time on Wednesday, May 6, 2015, for shares held in employee plans, and through 11:59 p.m. Eastern Time on Sunday, May 10, 2015, for all other shares.

* Weblinks throughout this document are provided for convenience only. Information from the American Express website and any other website referred to in this proxy statement is not incorporated by reference into this proxy statement.

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VOTE CONFIRMATION

You may confirm your vote was cast in accordance with your instructions. Beginning April 28, 2015, and for up to two months after the annual meeting, you may confirm your vote beginning 24 hours after your vote is received, whether it was cast by proxy card, electronically or telephonically. To obtain vote confirmation, log onto www.proxyvote.com using your control number (included on your notice, on your proxy card, or in the instructions that accompanied your proxy materials) and receive confirmation on how your vote was cast. If you hold your shares through a bank or brokerage account, the ability to confirm your vote may be affected by the rules of your bank or broker, and the confirmation will not confirm whether your bank or broker allocated the correct number of shares to you.

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PROXY SUMMARY

We present below a summary of certain information in this proxy statement. Please review the complete proxy statement and 2014 Annual Report to Shareholders before you vote.

2014 PERFORMANCE HIGHLIGHTS

The company produced solid earnings in 2014 reflecting higher spending by our Card Members, growth in average Card Member loans, excellent credit quality and control over operating expenses.

•	We earned a record $5.9 billion in net income for 2014, up 10 percent from last year.

•	Our earnings per share (EPS) were $5.56, an increase of 14 percent from 2013.

•	Our total revenues net of interest expense rose 4 percent (5 percent on an adjusted basis1) to $34.3 billion.

•	Our return on average equity (ROE) was 29.1 percent, compared with 27.8 percent in 2013.

•	We achieved $1.02 trillion in worldwide billed business (including cards issued by third parties), an increase of 7 percent (9 percent on an FX-adjusted basis2) over last year.

•	Our credit performance outpaced the industry, and write-off rates remained at or near historic lows.

•	Our total shareholder return (TSR) for the year trailed the S&P 500 and the S&P 500 Financials indices, but our three-and five-year returns were better than both of these indices.

•	While maintaining tight control of our operating expenses, we continued to invest in key areas to support our moderate-and long-term growth.

Further information on our 2014 performance can be found on pages 23 and 24.

On Average, Over Time Financial Targets

We have set long-term targets that we think would generate sustainable value for our shareholders. We manage the company for the moderate to long-term and do not make decisions simply to achieve results on a short-term basis.

Since 2010, our annual EPS growth has averaged 14 percent. Our revenue growth rate was 6 percent over the same period.

During this time, we delivered high returns on capital, with an average ROE of 27 percent.

ON AVERAGE, OVER TIME FINANCIAL TARGETS

•	EPS growth: 12-15%

•	Revenue growth: at least 8%

•	ROE: 25% or more

EXECUTIVE COMPENSATION PROGRAM

Our executive compensation program is designed to reward our leadership team for delivering results and building sustainable shareholder value. Several important features of our executive compensation program are:

•	About 92 percent of the total direct compensation delivered to our CEO for 2014 was variable and tied to performance. About 74 percent is in the form of restricted stock units, stock options and a portfolio grant, the value of which will depend on the company’s future share price, financial, and other performance.

•	Our Compensation and Benefits Committee assesses performance using a framework that reviews results relative to our goals and to our competitors, progress against strategic initiatives, and risk/control and compliance goals.

•	Our long-term incentive awards include (1) performance-vested restricted stock units whose value is based on achievement of return on average equity targets, (2) stock options, and (3) portfolio grant awards whose value is based on the achievement of financial, stock price, and strategic goals over a three-year performance period.

•	We require our executive officers to have significant outright ownership of company shares.

•	We made a number of changes to our compensation program in recent years to further strengthen the link between pay and performance. For example, we added performance vesting to our annual restricted stock unit grants and added a clawback feature to the cash bonus paid to the CEO.

Our Compensation Discussion and Analysis is on pages 23-39 and our Summary Compensation Table, other tables and narrative discussion are on pages 40-52.

1 The growth rate of adjusted total revenues net of interest expense, a non-GAAP measure, excludes business travel revenues for Q3-Q4 ’13, due to the deconsolidation of our global business travel operations as a result of the joint venture transaction that closed June 30, 2014, the gain on the Q4 ’14 sale of the company’s investment in Concur Technologies, Inc. and the impact of changes in foreign exchange rates. Refer to Annex A for a reconciliation and footnote 2 for an explanation of foreign currency adjusted (FX-adjusted) information.

2 The FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars, making it easier to compare performance in one period to another period without the variability caused by fluctuations in currency exchange rates.

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SUMMARY OF VOTING MATTERS AND BOARD RECOMMENDATIONS

	Board Voting	Page Reference
Proposal	Recommendation	for More Detail
Item 1—Election of Directors for a Term of One Year	FOR	53-61
Item 2—Ratification of Appointment of PricewaterhouseCoopers LLP for 2015	FOR	62-63
Item 3—Advisory Resolution to Approve Executive Compensation (Say on Pay)	FOR	64
Items 4-8—Five Shareholder Proposals, if properly presented	AGAINST	65-72

The voting standard for all these items is a majority of votes cast.

OUR DIRECTOR NOMINEES

You are being asked to elect 12 directors. Each of our current directors other than Mr. Reinemund is standing for reelection. The board has also nominated Michael O. Leavitt to stand for election. Each of the nominees is standing for election to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Detailed information about each nominee’s background, skills and expertise can be found in Proposal 1—Election of Directors for a Term of One Year on page 53.

INFORMATION ABOUT OUR DIRECTOR NOMINEES

		Director			Other
Name	Age	Since	Current Occupation	Independent	Public Boards
Charlene Barshefsky	64	2001	Senior International Partner, WilmerHale		3
Ursula M. Burns	56	2004	Chairman and CEO, Xerox Corporation		2
Kenneth I. Chenault	63	1997	Chairman and CEO, American Express Company		2
Peter Chernin	63	2006	Founder and Chairman, Chernin Entertainment, Inc.		2
Anne L. Lauvergeon	55	2013	Chairman and Chief Executive Officer, A.L.P. SAS		3
Michael O. Leavitt	64	—	Founder and Chairman, Leavitt Partners, LLC		2
Theodore J. Leonsis	59	2010	Chairman and CEO, Monumental Sports & Entertainment, LLC		1
Richard C. Levin	67	2007	Chief Executive Officer, Coursera
Samuel J. Palmisano	63	2013	Former Chairman, President and CEO, IBM		1
Daniel L. Vasella	61	2012	Honorary Chairman and Former Chairman and CEO, Novartis AG		1
Robert D. Walter*	69	2002	Founder and Former Chairman and CEO, Cardinal Health, Inc.		2
Ronald A. Williams	65	2007	Former Chairman and CEO, Aetna, Inc.		3

 * Lead Independent Director

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BOARD AND GOVERNANCE HIGHLIGHTS

INFORMATION ABOUT OUR CURRENT BOARD COMMITTEE MEMBERSHIP AND 2014 COMMITTEE MEETINGS

	Audit and	Compensation	Innovation	Nominating	Public
	Compliance	and Benefits	and Technology	and Governance	Responsibility	Risk
Charlene Barshefsky
Ursula M. Burns
Kenneth I. Chenault
Peter Chernin
Anne L. Lauvergeon
Theodore J. Leonsis
Richard C. Levin
Samuel J. Palmisano
Steven S Reinemund
Daniel L. Vasella
Robert D. Walter
Ronald A. Williams
TOTAL MEETINGS HELD	11	7	3	6	3	10

Chair	Member

Director Attendance: All directors attended over 75 percent or more of the meetings of the board and board committees on which they served in 2014.

BOARD CHARACTERISTICS

Upon election of the board’s nominees at the annual meeting, the board will have the following characteristics:

BOARD EXPERTISE AND SKILLS

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AMERICAN EXPRESS CORPORATE GOVERNANCE

Board Independence	•	9 out of 12 of our director nominees are independent.
	•	Our CEO is the only member of management who serves as a director.
Board Refreshment and Diversity	•	We seek a board that as a whole possesses a mix of diverse skills, backgrounds and experience, including with respect to gender and race.
	•	We have a mix of relatively newer and longer tenured directors to make sure the board has fresh perspectives and the benefit of experience. Upon election of the board’s nominees, the average tenure of our non-management directors will be under 7 years.
	•	We added three new directors since 2012, including one woman and two directors from outside the United States, and we are nominating a new director for election in 2015.
	•	Directors may not stand for reelection after age 72.
Board Committees	•	We have six board committees—Audit and Compliance, Compensation and Benefits, Innovation and Technology, Nominating and Governance, Public Responsibility, and Risk.
	•	Our Audit and Compliance, Compensation and Benefits, Nominating and Governance, and Risk committees are composed entirely of independent directors.
	•	Committee chairs shape the agenda and information presented to their committees to respond to evolving business and regulatory developments.
Lead Independent Director	•	Our independent directors annually elect a lead independent director. Mr. Walter has been our lead independent director since 2011.
	•	In addition to his other duties, Mr. Walter chairs regular executive sessions of the board, at which non-management directors discuss matters such as senior executive performance and compensation, succession planning, board information needs, future agenda items and board priorities.
Board Oversight of	Oversight of business strategy and risk taking are primary functions of the board.
Strategy and Risks	•	Our board oversees and advises management on development and execution of business strategy through an in-depth review at an annual two-day strategy off site, followed by frequent updates.
	•	Enterprise-wide risk management is overseen by our Risk Committee. Importantly, this committee has overlapping membership with the Audit and Compliance and the Compensation and Benefits committees.
	•	Our Audit and Compliance Committee oversees the integrity of our financial reporting process and financial statements and legal and regulatory compliance.
	•	Our Compensation and Benefits Committee reviews compensation practices so that they do not encourage imprudent risk taking.
Accountability to	•	All directors are elected annually.
Shareholders	•	In uncontested director elections, our directors are elected by a majority of votes cast.
	•	Each common share is entitled to one vote.
	•	25% of shareholders can call special meetings.
Shareholder Engagement	•	We have regular outreach and engagement with shareholders so we are aware of and can address the issues that matter most to our investors.
	•	Shareholders may also raise concerns directly to our directors or to our corporate ombudsperson.
Director Stock Ownership	•	Non-management directors are required to acquire a personal holding of shares (directly or through share equivalent units) with a value of $1 million within five years of joining our board.
Board Effectiveness	Our board has a continuous improvement mindset. Following are some of the processes in place to promote board effectiveness:
	•	Regularly scheduled board meetings generally start with a directors’ only session at which the condition of the company’s business is discussed. At the conclusion of the meeting, the board generally meets again in a second directors’ only session, followed by an executive session of non-management directors led by the lead independent director.
	•	The Nominating and Governance Committee leads an annual self-evaluation of the board. The board critically evaluates its performance including assessing its agendas, informational needs, composition, processes, and dynamics. Each committee follows a similar process. At the end of the process, any improvements that are identified are implemented.
Director Access	•	Senior leaders present regularly to directors to enable the board to hear directly from the leaders responsible for particular areas. All directors have access to individual members of management and to other employees on a confidential basis.
	•	Directors are authorized to conduct independent investigations and to hire outside consultants or experts at the company’s expense.

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CORPORATE GOVERNANCE AT AMERICAN EXPRESS

Our Corporate Governance Framework

Our corporate governance framework is designed to support the company’s brand attributes of trust, security and integrity, and to promote achievement of our financial targets through responsible development and execution of corporate strategy. Our directors understand that they serve you as shareholders in carrying out their responsibility to oversee the operations and strategic direction of our company. To do so effectively, our board along with management regularly reviews our corporate governance principles and our practices to assure that they are appropriate and reflect high standards.

Our governance framework enables independent and skilled directors to provide oversight, advice, and counsel to promote the interests of American Express and its shareholders. Key governance policies and processes include our corporate governance principles, our employee code of conduct and our code of business conduct for directors, our whistleblower policy, our comprehensive enterprise-wide risk management program, our commitment to transparent financial reporting, and our systems of internal checks and balances. Comprehensive management policies, many of which are approved at the board level, guide the company’s operations.

Corporate Governance—Integrity and Trust

At American Express, we seek to achieve strong results for our shareholders. We do this through a commitment to high standards of ethical behavior and integrity, sound governance and risk management practices, a strong ethos of customer service, and a commitment to giving back to the communities in which we work and operate.

Leaders are responsible to demonstrate the highest standards of integrity in all dealings with fellow employees, customers, suppliers, and the community at large.

You may view the following documents at our investor relations website, located at http://ir.americanexpress.com:

•	Corporate Governance Principles

•	Charters for each of our Board Committees

•	Code of Conduct for Employees

•	Code of Business Conduct for Directors

•	Whistleblower Policy

CORPORATE GOVERNANCE PRINCIPLES AND PRACTICES

Board Independence

Our governance principles provide that a substantial majority of our directors will meet the criteria for independence required by the NYSE. Currently, 75 percent of our board meets our criteria for independence.

A director is considered independent if the board determines that he or she does not have a material relationship with the company. In making its annual independence determinations, the board considers transactions between each director nominee and the company. Our board has established guidelines to assist it in determining director independence. These guidelines can be found within our corporate governance principles and cover, among other things, employment and compensatory relationships, relationships with our auditors, customer and business relationships, and contributions to nonprofit organizations.

Based on our guidelines, the board determined in February and March 2015 that 9 of the board’s 12 director nominees are independent: Mses. Burns and Lauvergeon, and Messrs. Chernin, Leavitt, Levin, Palmisano, Vasella, Walter and Williams. Amb. Barshefsky, Mr. Chenault and Mr. Leonsis are not independent under these guidelines. Messrs. McGinn and Reinemund, who are not standing for reelection, were also determined to be independent during their board service.

Our director independence guidelines provide that a material relationship with the company will be deemed to exist if a director is a partner of, or of counsel to, a law firm that performs substantial legal services for the company on a regular basis. Amb. Barshefsky is a partner of the law firm of WilmerHale, which firm provided legal services to us in 2014 at customary rates. Mr. Leonsis provided consulting services to the company in 2012 and is not independent under our guidelines which require a three year look back for consulting arrangements.

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Board Leadership

Board leadership is provided through the combination of a unified chairman and CEO, a clearly defined and significant lead independent director role, active committee chairs, and independent-minded, skilled and committed directors. The board believes this structure provides an appropriate framework for effective board challenge and best serves the interests of our shareholders at this time. Our current lead independent director, Mr. Robert Walter, was reelected lead director in February 2015 by the independent directors upon the recommendation of the Nominating and Governance Committee. Significant considerations are provided below.

•	The Company’s CEO, Mr. Chenault, has been able to draw on his knowledge of the company’s operations, industry and competitive developments, key customers and business partners to provide leadership in setting the agenda and focusing board discussions.

•	Mr. Chenault’s combined role has ensured that the company presents its message and strategy to shareholders, employees and customers with a unified voice, and provides unambiguous accountability.

•	The board’s lead independent director, Mr. Robert Walter, has accumulated a deep knowledge of the company’s business, history and organization, which enables him to provide strong and effective leadership to the independent directors. The board believes that it has in place processes that enable Mr. Walter to provide this leadership, including chairing executive sessions after every regular board meeting and providing feedback to Mr. Chenault.

•	Board meetings include healthy debate and exchange of viewpoints from all directors, and the Nominating and Governance Committee believes that board meetings evidence open and transparent board dynamics.

•	In addition to a strong lead independent director with clearly delineated and comprehensive duties, the board’s leadership structure includes experienced, independent-minded and involved committee chairs.

Duties and Powers of Our Lead Independent Director:

Preside at all meetings of the board at which the chairman is not present, including the executive sessions of the non-management and independent directors; and apprise the chairman of the issues considered and decisions reached.

Call additional meetings of independent directors.

Facilitate communication and serve as a liaison between the chairman and the independent directors.

Advise the chairman of the board’s informational needs, and review and approve the types of information sent to the board and board meeting agendas.

Review and approve the schedule of board meetings to ensure there is sufficient time for discussion of all agenda items.

If requested by major shareholders, be available as appropriate for consultation and direct communication.

Perform such other duties as the independent directors may from time to time designate.

Non-Management Director Executive Sessions

Executive sessions of non-management directors are led by the lead independent director and are an important governance practice because they enable the board to discuss matters, such as strategy, CEO and senior management performance and compensation, succession planning and board effectiveness without management present.

Our non-management directors generally meet in executive session at each regularly scheduled board meeting, including at least one executive session of independent directors only. Any director may request additional executive sessions of non-management or independent directors. Additional meetings of the independent directors may also be called at any time by the lead independent director. During 2014, our non-management directors met in executive session at 8 meetings, one of which sessions included independent directors only.

Board Accountability

The company’s governance practices provide board accountability to shareholders through:

•	Majority voting for directors

•	Annual election of the entire board

•	Special meeting by-law provisions

•	One vote per common share

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MAJORITY VOTING FOR DIRECTORS

Our by-laws provide that directors will be elected by a majority of “for” votes cast in a non-contested election (where the number of nominees is the same as the number of directors to be elected). If a director receives a greater number of votes “against” than votes “for” his or her election, the director is required to immediately submit his or her resignation to the board. Our board of directors, excluding such individual, will decide whether or not to accept such resignation and will promptly disclose and explain its decision in a Form 8-K filed with the Securities and Exchange Commission (SEC) within 90 days after the results of the election are certified.

In a contested election, the director nominees who receive the plurality of votes cast are elected as directors. Under the plurality standard, the number of persons equal to the number of vacancies to be filled who receive more votes than other nominees are elected to the board, regardless of whether they receive a majority of votes cast. An election is considered contested under our certificate of incorporation if there are more nominees than positions on the board to be filled at the meeting of shareholders as of the 14th day prior to the date on which we file our definitive proxy statement with the SEC.

CALLING OF SPECIAL SHAREHOLDER MEETINGS

Our by-laws allow holders of 25 percent or more of our common shares to call a special meeting of shareholders in accordance with specified procedures. Our board adopted this by-law amendment in 2011 in response to input from our shareholders.

Management Succession Planning

One of our board’s primary responsibilities is to ensure that we have the appropriate management talent to successfully pursue our strategies.

Management succession is regularly discussed by the directors with the CEO as well as without management present in executive sessions of the board. Our board annually conducts a detailed review of the company’s talent strategies, leadership pipeline and succession plans for key executive positions. Directors become familiar with potential successors for key management positions through various means, including the comprehensive annual talent review, informal meetings, board dinners and presentations to the board.

Oversight of the management succession process is the responsibility of the Nominating and Governance Committee. Our board believes that the directors and the CEO should collaborate on succession planning and that the entire board should be involved in the critical aspects of the CEO succession planning process, including establishing selection criteria that reflect our business strategies, identifying and evaluating potential internal candidates and making key management succession decisions.

Shareholder Engagement

We engage with our shareholders to ensure that both management and the board are aware of and can address the issues that matter most to our investors on a timely basis. We engage regularly with our largest shareholders to hear their views on governance matters generally and specifically with respect to the company, including discussion of executive compensation, emerging governance developments and our practices.

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COMMUNICATING WITH DIRECTORS

You may communicate with our board or an individual director by letter, email or telephone, directed in care of the company’s Secretary, who will forward your communication to the intended recipients. However, in the discretion of the Secretary, unsolicited advertisements or invitations to conferences or promotional material may not be forwarded to the directors. If you wish to communicate a concern about our financial statements, accounting practices or internal controls, the concern should be directed to the chair of the Audit and Compliance Committee. If the concern relates to the company’s governance practices, business ethics or corporate conduct, the concern should be directed to the chair of the Nominating and Governance Committee or the lead independent director. Matters relating to executive compensation may be directed to the chair of the Compensation and Benefits Committee. If you are unsure of the category your concern relates to, you may communicate it to any one of the independent directors or to the lead independent director.

Please direct such communications as follows:

Carol V. Schwartz

Secretary and Corporate Governance Officer

American Express Company

200 Vesey Street

New York, NY 10285

(212) 640-2000

corporatesecretarysoffice@aexp.com

In addition, you may raise a shareholder concern to our board in a confidential or anonymous manner, by contacting the Office of the Ombudspersons at the company’s headquarters or by telephone to 1-800-297-1010. An ombudsperson will refer the concern to the chair of the Audit and Compliance Committee, who will see that the matter is properly investigated.

Board Evaluation Process

The board and each committee annually evaluate their performance to identify areas for improvements. The areas covered in the evaluation include agendas, informational needs, composition, processes and structure, dynamics, performance and effectiveness, and access to resources and senior management. The table below summarizes the process followed.

Component	Description
Corporate Governance Review	Our Nominating and Governance Committee reviews our corporate governance principles in light of general corporate governance developments and practices suggested by governance organizations and investors, recommends to the board changes that it believes are appropriate to maintain high standards of governance, and determines and oversees the process for the upcoming annual board and committee evaluations.
Annual Board and Committee Self-Evaluations	Currently, the evaluations have been conducted through a tailored questionnaire for the board and each committee, followed by discussion in executive session. The questionnaires evaluate progress against specific areas and elicit discussion through open-ended questions.
Summary of the Written Questionnaires	The corporate secretary summarizes the responses, showing trends since the prior year and written comments, which are shared with the board and committee members.
Executive Sessions	The chair of the Nominating and Governance Committee and each committee chair leads an executive session of the non-management directors and their committee to discuss the results of the evaluation, without management present. Committee chairs report on their evaluations to the full board.
Actions	Improvements that are identified in response to this process are implemented.

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Board Meetings and Board Committees

DIRECTOR ATTENDANCE

Attendance at Board Meetings

During 2014, our board met nine times. All directors attended 75 percent or more of the meetings of the board and board committees on which they served in 2014.

Attendance at Annual Meetings

In 2014, all of our directors other than Mr. Leonsis were present at the Annual Meeting of Shareholders. Our board encourages all its members to attend the annual meetings but understands there may be situations that prevent such attendance.

Committee Membership and Meetings Held in 2014

Please see Board and Governance Highlights on page 8 for information about our current committee memberships and committee meetings held in 2014.

BOARD COMMITTEE RESPONSIBILITIES

Audit and Compliance Committee

Members: Anne Lauvergeon, Steven S Reinemund, Daniel L. Vasella (Chair) and Ronald A. Williams

RESPONSIBILITIES: Assist the board in its oversight of the integrity of the company’s financial statements and financial reporting processes, internal and external auditing, including the qualifications and the independence of the independent registered public accounting firm and the performance of the company’s internal audit services function, the integrity of the company’s systems of internal control over financial reporting, and legal and regulatory compliance. The committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters. The committee also receives and discusses reports from management regarding significant reported ethics violations under the company’s Code of Conduct and other corporate governance policies. The committee meets regularly in executive session with management, the company’s General Auditor, the company’s independent registered public accounting firm, and the company’s Chief Compliance & Ethics Officer. The duties of the committee with respect to oversight of the company’s financial reporting process are described in the report of the committee on page 17 under Report of the Audit and Compliance Committee.

Independence: Our board has determined that each member of the committee is independent and meets the additional independence requirements under the listing standards of the NYSE and our governance principles for service on the committee. Our board has also determined that Mr. Williams meets the requirements for being an “audit committee financial expert” as defined by SEC rules.

Compensation and Benefits Committee

Members: Ursula M. Burns, Peter Chernin, Samuel J. Palmisano, Robert D. Walter (Chair) and Ronald A. Williams

RESPONSIBILITIES: Oversight responsibility for the compensation of executive officers and designated key employees of the company, including the applicable compensation plans and arrangements, as well as the company’s employee benefit plans. The Compensation and Benefits Committee may delegate certain of its responsibilities to one or more committee members or to designated senior executives or committees in accordance with applicable laws, regulations and plan requirements. As part of this oversight responsibility, among other duties, the committee is responsible for approving an overall compensation philosophy and strategy for the company and its executive officers, including the selection of performance measures aligned with the company’s business strategy, and for reviewing the company’s compensation practices so that they do not encourage imprudent risk taking. The committee is also responsible for evaluating potential conflicts of interest with respect to its advisors. The processes and procedures by which the committee considers and determines Named Executive Officer compensation are described in the Compensation Discussion and Analysis included in this proxy statement.

Independence: Our board has determined that each member of the committee is independent and meets the additional independence requirements under the listing standards of the NYSE and our governance principles for service on the committee.

Compensation and Benefits Committee Interlocks and Insider Participation: None of the current members of the committee is a former or current officer or employee of the company or any of its subsidiaries. None of them has any relationship required to be disclosed under this caption under the rules of the SEC.

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Innovation and Technology Committee

Members: Charlene Barshefsky, Theodore J. Leonsis (Chair), and Robert D. Walter

The Innovation and Technology Committee was established by the board to assist the board in its oversight of strategic innovation and technology.

RESPONSIBILITIES: Reviews and makes recommendations to the board on major strategies and plans developed by management relating to technological and commercial innovation; the innovation and technology acquisition process to assure ongoing business growth; and the measurement and tracking systems in place to achieve successful innovation.

Nominating and Governance Committee

Members: Peter Chernin (Chair), Samuel J. Palmisano, Steven S Reinemund and Robert D. Walter

RESPONSIBILITIES: Considers and recommends candidates for election to the board; advises the board on director compensation; oversees the annual performance evaluations of the board and board committees; advises the board on corporate governance and board leadership; administers the company’s Related Person Transaction Policy and oversees the company’s management succession process.

Independence: All members of the committee are independent directors as required by the listing standards of the NYSE and our governance principles.

Public Responsibility Committee

Members: Charlene Barshefsky (Chair), Anne Lauvergeon, Theodore J. Leonsis, Richard C. Levin and Daniel L. Vasella

The board established the Public Responsibility Committee in recognition of the importance of issues that affect the communities in which we work, or the public interest in general.

RESPONSIBILITIES: Reviews legislation and regulation affecting American Express, our philanthropic programs, our political action committee and corporate political contributions, our government relations activities, other policies affecting the communities in which we operate and our environmental programs.

Political Contributions Activities: We communicate with policymakers on public policy issues important to the company. In addition to our advocacy efforts, we participate in the political process through the American Express Political Action Committee (AXP PAC), funded solely by voluntary employee contributions. The AXP PAC does not contribute to presidential campaigns. We maintain comprehensive compliance procedures to ensure that our activities are conducted in accordance with all relevant laws, and management regularly reports to the Public Responsibility Committee regarding its engagement in the public policy arena and its political contributions. Information regarding our company’s political activities, including U.S. political contributions, may be found at http://about.americanexpress.com/news/pap.aspx.

Risk Committee

Members: Ursula M. Burns, Richard C. Levin, Daniel L. Vasella and Ronald A. Williams (Chair)

RESPONSIBILITIES: Assists the board in its oversight of: the company’s enterprise-wide risk management framework; the policies and procedures established by management to identify, assess, measure and manage the risks facing the company; management’s execution of capital management; and liquidity planning. The committee meets regularly in executive session with the company’s Chief Risk Officer. The charter of the committee provides that the Chief Risk Officer has express authority to communicate directly at any time with the chair of the committee about any significant risk matter involving the company. Please see “Risk Oversight and the Board’s Role in Risk Oversight” below for a fuller description of the activities of the committee.

Independence: All members of the committee are independent directors under the listing standards of the NYSE and our governance principles.

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Risk Oversight and the Board’s Role in Risk Oversight

We use our comprehensive Enterprise-wide Risk Management (ERM) program to identify, aggregate, monitor and manage risks. The program also defines the company’s risk appetite, governance, culture and capabilities. The implementation and execution of the ERM program is headed by our Chief Risk Officer.

Risk management is overseen by our board through three committees: the Risk, Audit and Compliance, and Compensation and Benefits committees. Each of these committees consists entirely of independent directors and provides regular reports to the board regarding matters reviewed at the committee level. In addition to the risks under the purview of a particular committee, the board monitors the “tone at the top” and risk culture of the company, oversees strategic risk, and reviews specific and aggregate risks the company faces from time to time. These board committees meet regularly in private sessions with our Chief Risk Officer, Chief Compliance & Ethics Officer, General Auditor and other senior management with regard to the company’s risk management processes, controls and capabilities.

The Risk Committee provides risk oversight on risk policies and risk management performance. The Risk Committee approves key risk management policies and monitors risk culture, talent, capabilities and outcomes. In particular, the Risk Committee approves our ERM policy along with its sub-policies governing individual credit risk, institutional credit risk, market risk, liquidity risk, operational risk, reputational risk and asset/liability risk, as well as policies governing the launch of new products and services, third-party management and resolution planning. The ERM policy defines the company’s risk appetite as well as governance over risk taking and risk oversight processes. Risk appetite defines the levels and types of risks the company is willing to assume to achieve its business plans while controlling risk exposures well within the company’s risk capacity. In addition, it establishes principles for risk taking in the aggregate and for each risk type, and is supported by a comprehensive system of risk limits, escalation triggers and control programs.

The Risk Committee reviews and concurs in the appointment, replacement, performance and compensation of the Company’s Chief Risk Officer. The Risk Committee receives regular updates from the global risk oversight teams that report to the Chief Risk Officer on key risks, transactions and exposures.

The Risk Committee reviews the company’s credit risk profile as well as credit risk performance, trends and risk management capabilities. The Risk Committee also reviews enterprise-wide operational risk trends, events and capabilities, with an emphasis on compliance, fraud, legal, process or control failures, information security, and privacy, as well as trends in market, funding, liquidity and reputational risks. The Risk Committee also provides oversight of the company’s compliance with Basel capital and liquidity standards and its Internal Capital Adequacy Assessment Process, including its Comprehensive Capital and Review (CCAR) submissions, and resolution planning.

The Audit and Compliance Committee approves our compliance policies and risk tolerance and reinforces the importance of compliance risk management at the company. In addition, the Audit and Compliance Committee reviews the effectiveness of our Corporate-wide Compliance Risk Management Program. More broadly, the committee is responsible for assisting the board of directors in its oversight responsibilities relating to the integrity of the company’s financial statements and financial reporting process; internal and external auditing, including the qualifications and independence of our independent registered public accounting firm and the performance of the Company’s internal audit services function; and the integrity of our systems of internal accounting and financial controls.

The Audit and Compliance Committee provides oversight of the Company’s internal audit group. The Audit and Compliance Committee reviews and concurs in the appointment, replacement, performance and compensation of the Company’s General Auditor and approves internal audit’s annual audit plan, charter, policies and budget. The Audit and Compliance Committee also receives regular updates on the audit plan’s status and results including significant reports issued by internal audit and the status of management’s corrective actions.

The Compensation and Benefits Committee works with the Chief Risk Officer to ensure the compensation programs covering the company overall, its business units and risk-taking employees, appropriately balance risk with incentives such that business performance is achieved without taking imprudent or uneconomic risks. Our Chief Risk Officer is actively involved in setting goals for the company and its business units. The Chief Risk Officer also reviews the current and forward-looking risk profiles of each business unit and provides input into performance evaluation. The Chief Risk Officer meets with the Compensation and Benefits Committee and attests whether performance goals and results have been achieved without taking imprudent risks. The Compensation and Benefits Committee uses a risk-balanced incentive compensation framework to decide on the company’s bonus pools and the compensation of senior executives.

There are several internal management committees, including the Enterprise-wide Risk Management Committee (ERMC), chaired by our Chief Risk Officer, which oversee risks. The ERMC is responsible for risk governance and oversight. It maintains the enterprise-wide risk appetite framework and monitors compliance with limits and escalations defined in it. The ERMC oversees implementation of risk policies across the company with approval by the appropriate board committee. The ERMC reviews key risk exposures, trends, and concentrations, significant compliance matters, economic capital and Basel capital trends, and provides guidance on the steps to monitor, control and report major risks.

As defined in the ERM policy, we follow the “three lines of defense” approach to risk management. The first line of defense comprises functions and management committees directly initiating risk

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taking. Business unit presidents, our Chief Credit Officer, Chief Operational Risk Officer, Chief Market Risk Officer and Functional Risk Officer are part of the first line of defense. The second line comprises independent functions overseeing risk taking activities of the first line. The Global Risk Oversight Officer and Market Risk Oversight Officer, the Chief Compliance & Ethics Officer, the Corporate Comptroller and certain control groups, both at the enterprise level and within regulated entities, are part of the second line of defense. The global risk oversight teams oversee the policies, strategies, frameworks, processes and capabilities deployed by the first line teams and act as a check to the first line of defense in managing risks. The Internal Audit Group constitutes the third line of defense, and provides independent assessments and effective challenge of the first and second lines of defense.

In addition, the Asset-Liability Committee (ALCO), chaired by the company’s Chief Financial Officer, is responsible for managing market, liquidity, asset/liability risk and capital.

Report of the Audit and Compliance Committee

A role of the Audit and Compliance Committee is to assist the board in its oversight of the company’s financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. The company’s independent registered public accounting firm is responsible for auditing the company’s financial statements and its internal control over financial reporting, in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), and expressing opinions as to the conformity of the financial statements with accounting principles generally accepted in the United States and the effectiveness of internal control over financial reporting.

In the performance of its oversight function, the Audit and Compliance Committee has reviewed and discussed with management and the independent registered public accounting firm the company’s audited financial statements. The Audit and Compliance Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as adopted by the PCAOB, relating to communications with audit committees. In addition, the Audit and Compliance Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the PCAOB regarding the firm’s communications with the audit committee concerning independence, has discussed with the independent registered public accounting firm their independence from the company and its management, and has considered whether the independent registered public accounting firm’s provision of non-audit services to the company is compatible with maintaining the firm’s independence.

The Audit and Compliance Committee discussed with the company’s General Auditor and independent registered public accounting firm the overall scope and plan for their respective audits. Internal Audit is responsible for preparing an annual audit plan and conducting internal audits under the direction of the company’s General Auditor, who is accountable to the Audit and Compliance Committee. The Audit and Compliance Committee met with the General Auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. In addition, the Audit and Compliance Committee met with the Chief Executive Officer and Chief Financial Officer of the company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the company’s financial statements and the effectiveness of the company’s systems of disclosure controls and procedures and internal control over financial reporting.

Based on the reviews and discussions referred to above, the Audit and Compliance Committee recommended to the board of directors, and the board has approved, that the company’s audited financial statements be included in the company’s 2014 Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC.

AUDIT AND COMPLIANCE COMMITTEE

Daniel L. Vasella, Chairman

Anne Lauvergeon

Steven S Reinemund

Ronald A. Williams

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CORPORATE CITIZENSHIP AT AMERICAN EXPRESS

Community

At American Express, we believe that serving our communities is not only integral to running a business successfully; it is part of our responsibilities as citizens of the world. The mission of our corporate social responsibility program is to bring to life the American Express value of good corporate citizenship by supporting communities in ways that enhance the company’s reputation with employees, customers, business partners and other stakeholders. We do this by supporting visionary nonprofit organizations that are:

•	Preserving and sustaining unique historic places for the future;

•	Developing new nonprofit leaders for tomorrow; and

•	Encouraging community service where our employees and customers live and work.

We realize the importance of preserving cultural assets around the world and, over the years, American Express has contributed more than $50 million to historical preservation-related projects. This support has helped preserve iconic historic sites including the Rijks Museum in Amsterdam, the Frida Kahlo Museum in Mexico City, the National Theatre in London, the Schomburg Center in New York City and the Lockkeeper’s House on the National Mall in Washington, D.C.

Recognizing the difference that effective leadership can make, we also support programs that help nonprofit groups develop talent within their organizations so they are better prepared to tackle the important issues of today and tomorrow. Over 15,000 emerging nonprofit leaders worldwide have received professional development training through these programs in the past eight years.

By helping nonprofits increase their capacity to engage the public and our employees as volunteers, we have mobilized hundreds of thousands of volunteers across the globe. These projects address a wide range of causes including environmental stewardship, access to education, health and wellness, youth mentoring and efforts to supply basic needs in underserved communities. Included in these efforts are the company’s programs that engage our employees in charitable giving and community service.

In 2014, our volunteer program—Serve2Gether—engaged employees in more than 150,000 hours of company-sponsored volunteer service, and our employee giving campaign—Give2Gether—resulted in over $9 million in support of over 6,000 charitable organizations in the United States, Canada and India. Through our Serve2Gether consulting program, which engages our employees in short-term pro bono consulting projects, we delivered over 9,000 hours of consulting services to nonprofit organizations and social entrepreneurs around the world.

We also have a long history of helping people in times of trouble. American Express and its employees have provided humanitarian relief to victims of numerous disasters—including wildfires, floods, earthquakes, tsunamis and other disasters. In the last decade, American Express has provided assistance for over 50 disasters in more than 35 countries, including Japan, Haiti, the Philippines and Superstorm Sandy in the northeastern United States.

Environment

In keeping with our longstanding commitment to community service and corporate citizenship, we recognize our responsibility to help ensure the health of the environment and its well-being for generations to come. In the past few years, we have taken measurable actions to reduce our global carbon footprint, optimize the efficiency and sustainability of our workplace, support our customers in reducing their own environmental footprints, and encourage our suppliers and employees to act in more sustainable ways. Major goals and programs include:

•	Reducing our carbon footprint by 10 percent by 2017 over 2011 levels.

•	Improving the environmental profile of our buildings. Seven of our largest facilities have been recognized by the U.S. Green Building Council and other international standards for environmental best practices.

•	Increasing the use of renewable energy. About 35 percent of the electricity used in the United States. is carbon-free, using a mix of wind, biogas, biomass and solar energy.

•	Reducing paper usage in our business processes and sourcing environmentally preferable paper, electronics and other commodities.

•	Engaging employees in our environmental responsibility programs.

We have also been recognized for our progress in this journey.

•	American Express ranked in the top 10 in the Financials category in the 2014 Newsweek Green Ranking.

•	The Environmental Protection Agency recognized American Express as a top user of sustainable energy, naming us number 50 on its annual National Top 100 list of the largest green power users in the United States.

Learn More About Corporate Responsibility at American Express. You may visit our corporate website at http://about.americanexpress.com/csr to learn how we, together with our Card Members and shareholders, are making a difference in our communities.

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OWNERSHIP OF OUR COMMON SHARES

The table below shows how many American Express Company common shares certain individuals and entities beneficially owned on February 27, 2015. These individuals and entities include: (1) owners of more than 5 percent of our outstanding common shares; (2) our current directors and nominees; (3) the executive officers named in the Summary Compensation Table on page 40; and (4) all current directors, nominees and executive officers as a group. A person has beneficial ownership of shares if the person has voting or investment power over the shares or the right to acquire such power within 60 days. Investment power means the power to direct the sale or other disposition of the shares. Each person has sole voting and investment power over the shares, except as we describe below. This table does not include restricted stock units granted to executive officers or stock equivalent units owned by directors, since they are not beneficially owned under SEC rules. The stock equivalent units credited to the directors’ accounts as of December 31, 2014 are set forth in footnote 5 below.

	Number of Shares Owned		Right to Acquire	Percent of Class
Name	(4) (5)		(6)	(%)
Warren Buffett
Berkshire Hathaway Inc.
and subsidiaries
3555 Farnam Street
Omaha, NE 68131	151,610,700	(1)	—	14.9%
Capital World Investors
333 South Hope Street
Los Angeles, CA 90071	56,629,860	(2)	—	5.6%
BlackRock, Inc.
55 East 52nd Street
New York, NY 10022	55,471,621	(3)	—	5.5%
Charlene Barshefsky	20,134		—	*
Douglas E. Buckminster	46,980		378,386	*
Ursula M. Burns	20,000		—	*
Jeffrey C. Campbell	25,000		—	*
Kenneth I. Chenault(7)	965,624		3,701,566	*
Peter Chernin	18,300		—	*
Edward P. Gilligan	174,644		931,006	*
Anne L. Lauvergeon	—		—	*
Michael O. Leavitt	—		—	*
Theodore J. Leonsis	20,000		—	*
Richard C. Levin	2,000		—	*
Samuel J. Palmisano	550		—	*
Steven S Reinemund	20,208		—	*
Stephen J. Squeri	140,681		795,070	*
Daniel L. Vasella	—		—	*
Robert D. Walter	230,300		—	*
Ronald A. Williams	27,500		—	*
All current directors, nominees and executive officers (28 individuals)(8)	2,155,593		7,576,576.96%

*	Less than 1%.

(1)	Based on information contained in a report on Form 13F that Berkshire Hathaway Inc. (Berkshire) filed with the SEC, which contained information as of December 31, 2014, and information provided by Berkshire. Of the shares listed in the table, National Indemnity Co. and its subsidiaries beneficially owned 120,141,879 shares. National Indemnity Co. is a subsidiary of Berkshire. Mr. Buffett, Berkshire, and certain subsidiaries of Berkshire share voting and investment power over these shares. Based on information provided to the company, Mr. Buffett owned 33.9 percent of the aggregate voting power of the outstanding shares of Berkshire’s Class A Common Stock and Class B Common Stock. As a result of this ownership position in Berkshire, Mr. Buffett may be considered the beneficial owner of the shares that Berkshire beneficially owns.

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In 1995, we signed an agreement with Berkshire designed to ensure that Berkshire’s investment in our company will be passive. The agreement remains in effect as long as Berkshire owns 10 percent or more of our voting securities. Berkshire made similar commitments to the Board of Governors of the Federal Reserve System (Federal Reserve). Berkshire and its subsidiaries have also agreed to follow our board’s recommendations in voting company common shares they own as long as Mr. Chenault is our chief executive officer and Berkshire owns 5 percent or more of our voting securities. With certain exceptions, Berkshire and its subsidiaries may not sell company common shares to any person who owns more than 5 percent of our voting securities or who attempts to change the control of the company.

(2)	Based on information contained in a report on Schedule 13G that Capital World Investors filed with the SEC, which contained information as of December 31, 2014.

(3)	Based on information contained in a report on Schedule 13G that BlackRock, Inc. filed with the SEC, which contained information as of December 31, 2014. The shares listed in the table are held by BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, Blackrock Asset Management North Asia Limited, BlackRock Capital Management, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Ltd., BlackRock Investment Management, LLC, BlackRock Japan Co. Ltd., and BlackRock Life Limited.

(4)	This column includes shares held in Retirement Savings Plan (RSP) accounts on February 27, 2015, as follows:

Name	Number of Shares in Plan Accounts
K.I. Chenault	23,735
J.C. Campbell	0
E.P. Gilligan	1,655
S.J. Squeri	113
D.E. Buckminster	12,375
All current executive officers	50,245
(5)	Does not include directors’ stock equivalent units (SEUs), which are counted toward satisfying the director stock ownership guidelines discussed on page 9. The balance in directors’ SEU accounts at December 31, 2014 is set forth below.

Name	Number of SEUs
C. Barshefsky	50,892
U.M. Burns	56,981
P. Chernin	28,566
A.L. Lauvergeon	5,491
T.J. Leonsis	13,139
R.C. Levin	24,687
S.J. Palmisano	6,632
S.S Reinemund	24,687
D.L. Vasella	8,375
R.D. Walter	44,340
R.A. Williams	44,424
(6)	These are shares that the named individuals have the right to acquire within 60 days upon the exercise of stock options or the vesting of restricted stock units they hold.

(7)	Includes 126,690 shares held in family trusts in respect of which Mr. Chenault shares voting and investment power with a directed trustee.

(8)	On February 27, 2015, the current directors, nominees and executive officers beneficially owned 9,732,169 shares, or about 0.96 percent of our outstanding shares. No current director, nominee or executive officer beneficially owned more than 1 percent of our outstanding shares.

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COMPENSATION OF DIRECTORS

The Nominating and Governance Committee reviews director compensation. Our objectives are to compensate our directors in a manner that attracts and retains highly qualified directors and aligns the interests of our directors with those of our long-term shareholders. In 2014, the committee engaged an independent compensation advisory firm, Semler Brossy Consulting Group, to assist the committee in its review of the competitiveness and structure of the company’s non-management director compensation. The committee recommended an increase in director compensation, effective January 1, 2015, described below. The committee did not change the form of director compensation.

The following table provides information on the 2014 compensation of non-management directors who served for all or a part of 2014. We also reimburse directors for reasonable out-of-pocket expenses attendant to their board service.

	Fees Earned or		All Other
	Paid in Cash	Stock Awards	Compensation	Total
Name	($)(1)	($)(2)	($)(3)	($)
Charlene Barshefsky	$110,000	$155,000	$48,768	$313,768
Ursula M. Burns	$120,000	$155,000	$53,919	$328,919
Peter Chernin	$115,000	$155,000	$27,038	$297,038
Anne L. Lauvergeon	$115,000	$155,000	$4,207	$274,207
Theodore J. Leonsis	$110,000	$155,000	$19,667	$284,667
Richard C. Levin	$115,000	$155,000	$23,262	$293,262
Richard A. McGinn	$98,750	$155,000	$34,061	$287,811
Samuel J. Palmisano	$105,000	$155,000	$5,011	$265,011
Steven S Reinemund	$115,000	$155,000	$23,262	$293,262
Daniel L. Vasella	$155,000	$155,000	$11,384	$321,384
Robert D. Walter	$150,000	$155,000	$66,841	$371,841
Ronald A. Williams	$160,000	$155,000	$49,439	$364,439
(1)	Annual Retainers. For service in 2014, we paid non-management directors an annual retainer of $90,000 for board service and an additional annual retainer of $20,000 to members (including the chairs) of the Audit and Compliance and Risk Committees, $10,000 to members (including the chair) of the Compensation and Benefits Committee, and $5,000 to members (including the chairs) of the Innovation and Technology, Nominating and Governance, and Public Responsibility Committees. We also paid an annual retainer to the chair of each of the board committees as follows: Audit and Compliance, Compensation and Benefits, and Risk, $20,000; Innovation and Technology, Nominating and Governance, and Public Responsibility, $10,000. We pay no fees for attending meetings, but the annual retainer for board service of $90,000 is reduced by $20,000 if a director does not attend at least 75 percent of our board meetings and meetings of any committee on which he or she serves. Our lead independent director also receives an annual retainer of $20,000 (provided that if he or she is also the chair of the Nominating and Governance Committee, the lead independent director will not receive the annual retainer for service as chair of that committee).
All the non-management directors, except for Messrs. McGinn and Reinemund, deferred all or a portion of their 2014 retainers into a cash account, a share equivalent unit account, or both, under the deferred compensation plan described below in footnote 2.
For service in 2015, the annual retainer for non-management directors will be $95,000; the annual retainer to the chair of the Nominating and Governance Committee will be $20,000; and the annual retainer to the lead director will be $25,000 (provided that if he or she is also the chair of the Nominating and Governance Committee, the lead director will not receive the annual retainer for service as chair of that committee).
Mr. McGinn retired from board service effective December 31, 2014.

(2)	Share Equivalent Unit Plan. To align our non-management directors’ annual compensation with shareholder interests, each non-management director is credited with common share equivalent units (SEUs) upon election or reelection at each annual meeting of shareholders. Each SEU reflects the value of one common share. Directors receive additional SEUs as dividend equivalents on the units in their accounts. SEUs do not carry voting rights and must be held at least until a director ends his or her service. Each SEU is payable in cash equal to the then value of one common share at the time of distribution to the director. On May 12, 2014, the date of last year’s annual meeting, each non-management director elected to the board was credited with SEUs having a value of $155,000, which consisted of 1,778 SEUs, based on the market price of company common shares for the 15 trading days immediately preceding such date. We report in this column the aggregate grant date fair value of these SEUs in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation. For service in 2015, non-management directors will be granted SEUs having a value of $165,000.

Deferred Compensation Plan for Directors. Non-management directors may defer the receipt of up to 100 percent of their annual cash retainer fees into either: (1) a cash account in which amounts deferred will be credited at the rate of 120 percent of the applicable federal long-term rate for December of the prior year, and/or (2) their SEU account. Under either alternative, directors will receive cash payments and will not receive shares upon payout of their deferrals.

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The balance in directors’ SEU accounts at December 31, 2014 is set forth in the table below. These amounts represent the aggregate number of SEUs granted under the Share Equivalent Unit Plan for all years of service as a director, additional units credited as a result of the reinvestment of dividend equivalents, and, for directors who participated in the SEU option under our deferred compensation plan for directors, retainer amounts deferred into their SEU account and dividend equivalents thereon.

Name	Number of SEUs
C. Barshefsky	50,892
U.M. Burns	56,981
P. Chernin	28,566
A.L. Lauvergeon	5,491
T.J. Leonsis	13,139
R.C. Levin	24,687
R.A. McGinn	35,781
S.J. Palmisano	6,632
S.S Reinemund	24,687
D.L. Vasella	8,375
R.D. Walter	44,340
R.A. Williams	44,424

(3)	Insurance. We provide our non-management directors with group term life insurance coverage of $50,000. The group life insurance policy is provided to the directors on a basis generally available to all company employees. This column includes the premium paid for such coverage.

Dividend Equivalents. Dividend equivalents are reinvested in additional units for all directors based upon total SEUs held at the time of company quarterly dividend payment dates. This column includes the fair market value of the dividend equivalents received by the directors during 2014 in these amounts: Amb. Barshefsky $48,719; Ms. Burns $53,871; Mr. Chernin $26,989; Ms. Lauvergeon $4,158; Mr. Leonsis $11,618; Mr. Levin $23,213; Mr. McGinn $34,012; Mr. Palmisano $4,962; Mr. Reinemund $23,213; Dr. Vasella $6,336; Mr. Walter $42,343; and Mr. Williams $41,390.

Directors’ Charitable Award Program. We maintain a Directors’ Charitable Award Program for directors elected prior to July 1, 2004. To fund this program, we purchased joint life insurance on the lives of participating directors, including Mr. Chenault. The death benefit of $500,000 funds a donation to a charitable organization that the director recommends. In 2014, the company paid premiums for policies as follows: Mr.Walter, $16,450.

Matching Gift Program. Directors are eligible to participate in the company’s Matching Gift Program on the same basis as company employees. Under this program, the American Express Foundation matches gifts to approved charitable organizations up to $8,000 per calendar year. This column includes the amounts matched for 2014.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Our executive compensation program is designed to reward our leadership team not just for delivering short-term results but also for driving sustainable growth, which is how we create value for our shareholders. We believe our program’s structure aligns the interests of our shareholders and senior executives by tying pay outcomes to performance over the short-, medium-, and long-term. Awards are made using a mix of some fixed and mostly variable pay components with different time horizons and payout forms (cash and stock) to reward annual and sustained performance over the longer-term. Our program is also structured to discourage imprudent risk taking.

2014 Performance

We earned $5.9 billion in net income in 2014 in a challenging and competitive environment, up 10 percent from 2013. Our earnings per share rose 14 percent as our strong balance sheet allowed us to return a substantial amount of capital to shareholders though dividends and share repurchases. We delivered solid earnings while increasing spending on investments to help position our company for the long-term. Our revenues rose by 4 percent, lower than our long-term target of 8 percent, in part due to weaker than expected macroeconomic growth and a strengthening U.S. dollar. In addition, our return on average equity was 29.1 percent, compared with last year’s 27.8 percent. 2014 was another year of record spending on our network — an increase of 7 percent to a total of $1.02 trillion in 2014.

During 2014, we grew our worldwide loans by 5 percent and the credit quality of our portfolio remained industry-leading. We used gains from the business travel joint venture transaction and the sale of our investment in Concur to continue to invest in our business (e.g., marketing and promotion up by 9 percent), while controlling our operating expense levels.

Our 2014 stock performance trailed the S&P 500 and the S&P 500 Financials indices, but our three-and five-year returns were better than both of these indices. We maintained our commitment to customers and remained committed to our control, compliance, and risk management goals.

ON AVERAGE, OVER TIME FINANCIAL TARGETS We seek to achieve three financial targets, on average and over time: • EPS growth: 12-15% • Revenue growth: at least 8% • ROE: 25% or more

2014 Results Against Targets

3 The growth rate of adjusted revenues is a non-GAAP measure. See footnote 1 on page 6.

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Our Total Shareholder Return

American Express shares delivered a total return of 4%, 104%, and 145% over a period of one-, three-, and five-years, respectively. Over a five-year period, American Express shares substantially outperformed both the S&P 500 and the S&P 500 Financials indices.

TOTAL SHAREHOLDER RETURN

Total Shareholder Return is the total return on common shares over a specified period, expressed as a percentage (calculated based on the change in stock price over the relevant measurement period and assuming reinvestment of dividends). Source: Bloomberg (returns compounded annually).

CEO 2014 Pay At-A-Glance

In January 2015, the Compensation and Benefits Committee (Compensation Committee) awarded Mr. Chenault Total Direct Compensation (TDC) of $25,100,000 for performance year 2014, 3 percent higher than his 2013 compensation. A significant portion (about 74 percent) of Mr. Chenault’s total compensation is deferred (some until one year after retirement) and is in the form of restricted stock units, stock options and a portfolio grant, the value of which will depend on the company’s future share price, as well as achievement of financial and other performance targets. In determining Mr. Chenault’s TDC, the Compensation Committee followed the process set out on page 30. In accordance with the process, the Compensation Committee considered multiple performance factors (see pages 31-32), including:

•	EPS of $5.56 against 2014 target range of $5.36 to $5.56; 14 percent higher than 2013 EPS

•	Total revenues net of interest expense rose 4 percent (5 percent on an adjusted basis4) to $34.3 billion, compared to 2014 target of 6-7 percent

•	ROE of 29.1 percent against 2014 target of 25 percent or more; 130 basis point improvement over 2013 ROE

•	Mr. Chenault’s overall leadership contributions to the success of American Express

Mr. Chenault’s TDC comprises the following:

Compensation Element	Amount	Comment
Base Salary	$2,000,000	Unchanged since 2010
Annual Incentive Award (AIA)
Cash	$4,500,000
Restricted Stock Units (RSUs)	$3,600,000	RSUs vest after one year and 50% of net shares are subject to retention until one year after retirement
Stock Options (SO)	$2,563,000	Stock Options vest after three years
Performance-based RSUs	$7,312,000	RSUs vest based on 2015-17 ROE performance (see page 27 for more information)
Portfolio Grant (PG)	$5,125,000	Final payout based on 2015-17 performance (see page 27 for more information)
Total Direct Compensation	$25,100,000

About 74% of total pay is deferred and subject to future company performance. Further details are provided on page 27.

4 The growth rate of adjusted revenues is a non-GAAP measure. See footnote 1 on page 6.

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Our Pay and Performance Alignment

Our performance assessment framework and pay program are designed to link pay and performance. About 89 percent of the TDC delivered to our CEO and other Named Executive Officers (NEOs) for performance year 2014 is variable (i.e., all compensation other than base salary).* This directly ties their pay to our company’s performance, including financial results, strategic initiatives, and stock performance. Compensation is delivered in the form of base salary, AIA, PG awards, and Long-Term Incentive Awards (LTIAs, which include SOs and Performance RSUs). A full description of our forms of compensation is on page 27.

Key Compensation Practices

Key executive compensation practices are summarized below. We believe these practices promote good governance and serve the interests of our shareholders:

WHAT WE DO
Directly link pay outcomes to company and share performance

Defer a significant portion of our NEOs’ total pay, so that it is subject to future company performance

Use a structured approach for CEO compensation decisions

Maintain ongoing dialogue with shareholders and incorporate feedback in our compensation programs

Apply sizable stock ownership guidelines for NEOs, including a requirement that the CEO hold a portion of his shares through one year after retirement

Discourage imprudent risk taking, including Chief Risk Officer review of goals and results to certify that actual results were achieved without taking imprudent risks

Prohibit executive officers from hedging their company stock, which includes entering into any derivative transaction on AXP shares (e.g., short sale, forward, option, collar)

Prohibit executive officers from pledging shares subject to stock ownership guidelines, and limit the number of other shares they may pledge

In-depth review of CEO’s and NEOs’ goals and performance by an independent Compensation Committee with support from its independent compensation consultant

Grant Compensation Committee discretion to clawback the cash portion of the CEO’s AIA if the company does not achieve acceptable performance in the following year

Subject cash incentives and equity awards to recoupment and forfeiture provisions

Evaluate management succession and leadership development efforts

Maintain a cap on CEO incentive compensation payments (125 percent of target)

Require termination of employment in addition to a change in control for accelerated equity vesting (known as “double trigger”)

Include criteria in incentive compensation plans to support tax deductibility for the company

WHAT WE DO NOT DO
No employment contracts with NEOs

No payment of dividends or dividend equivalents on RSUs until they vest

No excise tax gross-ups upon a change in control

No repricing of underwater stock options without shareholder approval

No individual change in control arrangements

* The proportions of each pay element shown for performance year 2014 may change in the future based on performance or other considerations.

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EXECUTIVE COMPENSATION PROGRAM STRUCTURE

Overview of Philosophy, Design and Provisions

Our pay program is designed to recognize and reward outstanding achievement and to attract, retain and motivate our leaders in a competitive environment. We seek input from our investors as we want our program to be aligned with shareholder interests.

Following is an overview of key aspects of our pay philosophy.

Overall Objectives	Motivate our executives to:

• Achieve day-to-day operational excellence

• Meet short-term goals and strategic milestones while delivering on our longer-term business strategies, so we can continue to build shareholder value

• Support “Service Profit Chain” goals: engaged employees delivering superior customer service leads to satisfied customers, which in turn produces superior financial results for shareholders

Pay Mix Principles	Provide competitive opportunities for pay commensurate with job scope, required competencies and performance by:

• Using a mix of some fixed and mostly variable pay components with different time horizons and payout forms (cash and stock) to reward annual and sustained performance over the longer-term

• Deferring a majority of incentive compensation for three or more years

• Requiring executive officers to have significant outright ownership of company shares

Pay for Performance	Provide a strong link between pay and performance by:

• Reviewing performance from both a financial and a strategic perspective, through the use of performance measures that are tied to financial performance and our strategic initiatives, including risk/control and compliance measures

• Encouraging balanced performance and discouraging imprudent risk taking by avoiding too much emphasis on any one metric or short-term performance

• Using judgment when making pay decisions, taking into account both what was accomplished and how it was accomplished

Shareholder Feedback/Consideration of 2014 Advisory Vote on Executive Compensation

We have benefited from shareholder feedback about executive compensation through our Say on Pay votes for the past six years. Our Say on Pay proposal received 97.7 percent support in 2014. At the direction of our Compensation Committee, every year we also reach out to our largest shareholders to discuss our executive compensation program, proxy disclosure and corporate governance, and we bring their feedback to the Compensation Committee and the Nominating and Governance Committee. This feedback has influenced a number of changes to our program in prior years, including the addition of performance vesting to our annual restricted stock unit grant, requiring the CEO to retain a portion of shares granted until after retirement, changes to our peer group, enhancements to the process the Compensation Committee uses to determine CEO compensation, and specifying the CEO’s target and maximum incentive opportunities. The Compensation Committee will continue to consider the outcome of Say on Pay votes and other shareholder input in making future decisions regarding executive compensation.

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Overview of Year-End 2014 Total Direct Compensation Design

	Pay Element	What It Does	Performance Measures
	Base Salary	• Provides competitive fixed pay • Balances risk-taking concerns with pay for performance	• Job scope and experience, market pay
Short Term (Annual)	Annual Incentive Award	• Provides a competitive annual incentive opportunity • Aligns with individual, business unit and company performance

The goals established in the first quarter of 2014 include
(see pages 31-32):

• Annual Service Profit Chain goals (shareholder, customer, employee), including EPS, revenue, ROE and billed business growth

• Strategic and transformational goals

• Customer satisfaction and employee goals

• Relative performance review

• Risk/control and compliance goals

• Individual leadership assessment

Payouts consider outcomes against these goals but without a specific matrix, which allows exercise of Compensation Committee judgment

	Portfolio Grant Award	• Provides cash incentive, earned based on achievement of specific performance metrics • 3-year performance period (2015–2017)	• Financial metrics (e.g., EPS growth)–20% weighting* • Stock performance (e.g., TSR relative to S&P 500 Index**) –30% weighting • Strategic milestones–50% weighting • Payout range is 0–125% of target

Medium Term (3 years)	Performance Restricted Stock Unit Award	• Aligns payout with share price • Ties payout to our publicly stated ROE target of 25%	• 3-year average ROE (2015–2017), with target based on publicly disclosed on average, over time target of 25%*** • Payout range is 0–125% as follows:

Long Term (10 years)	Stock Option Award	• Aligns payout with share price growth	• Vests 3 years after grant; subject to forfeiture in the event of significant financial losses impacting the financial stability of the company

* The company discloses the specific performance metric goals as well as the performance outcomes of each PG award at the end of the performance period so that shareholders can assess the appropriateness thereof. Page 36 discusses the goals and final results for the PG2012-14 award granted in 2012. The company does not disclose the goals at the time of the grant because of competitive sensitivity.

** We use the S&P 500 Index as a benchmark to review our relative stock price performance. The S&P 500 Index is a market-cap weighted index, which we believe provides a reasonable basis to review our performance because while we compete both with networks and issuers, our “closed-loop” network and “spend-centric” business model are unique among our direct competitors.

*** We use the 25 percent ROE as a performance measure to track progress against our publicly disclosed on average and over time financial target of 25 percent or more. Other measures (e.g., EPS) are also used under the company’s programs to provide a balanced view of performance.

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Assessing Competitive Practice

Our pay program is designed to reward achievement of financial and strategic goals and to attract, retain and motivate our leaders in an increasingly competitive talent market. The Compensation Committee periodically examines pay practices and pay data for a group of 20 companies as a source of benchmarking data to better understand the competitiveness of our total compensation and its various elements. The benchmarking data is used to assess the competitiveness of compensation but is not used to make specific pay decisions. We do not target a specific percentile or make pay decisions based on market data alone. As a result, performance is the primary driver of pay levels as opposed to market data.

How We Select the Company Peers

The Compensation Committee periodically reviews the composition of our peers in response to shareholder feedback as well as changes to our business model. In selecting the current peer group, the Compensation Committee identified prominent S&P 500 companies, generally with revenue similar in size to ours, which fell into one or more of the following categories:

•	Financial institutions
•	Iconic global consumer brands
•	Other credit card businesses
•	Technology companies with an emphasis on payments or network systems

The actual number of companies in each category varies, taking into account factors such as revenue size and direct business and talent competitors. No changes were made to our peers in 2014 because the Compensation Committee believes that the companies below continue to be a reasonable group to benchmark competitive practices.

COMPENSATION GOVERNANCE, PROCESS AND DECISIONS

The Decision Makers

The Compensation Committee, composed solely of independent directors, is responsible for our executive officer compensation decisions. The Compensation Committee works very closely with its independent consultant and management to examine pay and performance matters throughout the year. The Compensation Committee held seven meetings over the course of 2014, six of which either ended or started with executive sessions without management present. The Compensation Committee’s charter may be accessed through the “Corporate Governance” link found on our website at http://ir.americanexpress.com.

Compensation Committee’s Independent Compensation Consultant

The Compensation Committee retained Semler Brossy Consulting Group (Semler Brossy) as its independent compensation consultant. During 2014, the compensation consultant attended Compensation Committee meetings, met with the Compensation Committee in executive sessions, reviewed and provided recommendations on the components of the company’s executive compensation program and provided compensation advice independent of the company’s management.

In 2014, Semler Brossy also provided outside director compensation advice to the Nominating and Governance Committee. The Compensation Committee assessed the independence of Semler Brossy pursuant to SEC rules and concluded that their work for the Compensation Committee did not raise any conflicts of interest.

Making Decisions

The Compensation Committee uses the performance assessment framework described on page 30 as the basis for TDC decisions for the CEO.

For both the CEO and the other NEOs, the Compensation Committee conducts an in-depth review of performance against goals and then applies its judgment to make compensation decisions. While the Compensation Committee does not rely on a formula or specific matrix for making pay decisions, the Compensation Committee believes its process provides accountability for performance against goals and enables the Compensation Committee to effectively assess the quality of the performance and leadership demonstrated by the management team. Importantly, the process also differentiates among each individual’s performance and motivates short-term and long-term results as well as innovation and business transformation.

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The Compensation Committee’s Process

The Compensation Committee follows the process outlined below to determine NEO compensation:

Q1 | ending 3/31/2014
	•	Set the metrics and goals for the CEO performance assessment framework
	•	Set the other NEOs’ performance objectives

GOAL SETTING

In Q1, the Compensation Committee reviews and approves the metrics and goals in the CEO performance assessment framework and the other NEOs’ performance objectives. Performance objectives are set for each business unit and staff group for which an NEO is responsible and input is obtained from each of our General Auditor, Chief Risk Officer, and Chief Compliance & Ethics Officer.

2014	Q3 | ending 9/30/2014 & Q4 | ending 12/31/2014
	•	Review the company’s performance
	•	Assess progress toward NEO objectives
	•	Discuss program changes in light of feedback from shareholders, regulatory guidance, and external trends

REVIEW OF PROGRESS AGAINST GOALS

The Compensation Committee reviews corporate performance in the third and fourth quarters, and assesses progress against each of the NEOs’ objectives and incentive plan goals.

Q1 | ending 3/31/2015

	•	Evaluate NEO performance

	•	Determine TDC for the NEOs

	•	Approve any changes to the executive compensation program for the coming year

2015	DETERMINE TDC FOR THE NEOs In January, the Compensation Committee determines TDC amounts for the CEO and each of the other NEOs based on:

•

Goal and Leadership Ratings: The Compensation Committee uses the performance assessment framework on page 30 to make CEO compensation decisions. For the other NEOs, the Compensation Committee, based on input from the CEO, reviews (1) business unit/staff group performance against the objectives set in Q1 of the previous year, and (2) each NEO’s Leadership Assessment based on individual performance including feedback from peers and direct reports, as appropriate, with regard to key leadership attributes. Performance assessments are graded on a three-point scale to differentiate performance and pay.

•

Risk-Balancing and Performance: The Compensation Committee determines the amount of each TDC pay component based on company pay mix guidelines and individual performance. In evaluating the performance of the NEOs, the Compensation Committee seeks to understand what was accomplished relative to established objectives, how it was accomplished, the quality of financial results and the company’s strategic positioning for future competitive advantage. As part of this process, the Compensation Committee meets with the Chief Financial Officer and the Chief Risk Officer to discuss financial results and risk/control and compliance assessment results.

•

Market Practices: The Compensation Committee evaluates each NEO’s relative compensation and changes in responsibilities, and considers current pay practices for comparable positions at companies that are talent competitors.

	•	Independent Consultant Recommendation: The Compensation Committee receives input from its independent compensation consultant.

•

Other Factors: For the other NEOs, the Compensation Committee also considers the CEO’s recommendations, succession planning and retention. Finally, before making pay decisions, the Compensation Committee reviews the pay mix to ensure that at least 50 percent of TDC is deferred and performance-based.

In addition, the Compensation Committee:

	•	Reviews and approves the payouts for each LTIA grant with a performance period completed at the end of the prior year.

	•	Approves any design changes to the executive compensation program for the coming year.

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2014 CEO PERFORMANCE REVIEW PROCESS AND TDC DECISION

CEO Pay – Process and Decisions

In 2013, the Compensation Committee enhanced the framework used to determine the CEO’s TDC. The same framework was used to evaluate 2014 performance and determine the CEO’s compensation. Under this framework, the Compensation Committee evaluated the CEO’s performance based on the achievement of pre-determined goals, strategic and transformational initiatives, performance relative to our competitors and financial markets, and a risk/control and compliance assessment. The framework uses both qualitative and quantitative factors and is designed to provide a broad and balanced view of performance.

CEO Performance Assessment Framework

The following discussion provides a summary of the Compensation Committee’s determination of Mr. Chenault’s TDC using the above framework.

Phase 1—Set CEO Goals

The Compensation Committee approves financial, strategic and operational goals related to three key Service Profit Chain constituencies: shareholders, employees, and customers. Goals are determined to reflect our rigorous on average and over time financial targets, incorporate significant business metrics, address the importance of employee engagement, diversity and customer service in creating sustainable value, and drive our future growth.

Shareholder Goals	Employee Goals	Customer/Strategic and Transformational Goals
Specific Measurements: • Profit/return (EPS, ROE); • Growth (revenue growth, billed business growth); and • Cost containment (operating expense growth and lending write-off rates) See page 31.	• Succession planning for key roles • Improved workplace culture • Improved workplace diversity • Validation of program efficacy through external recognition

• Revenue diversity (e.g., obtaining new sources of revenue)

• International expansion (e.g., billed business growth and net income contribution from outside the United States)

• Customer service as well as customer segment expansion, including creating value propositions for new groups of customers as well as customers who are underserved by other service providers

• Expansion of our commerce-related and digital businesses (e.g., expansion of digital and mobile offerings such as Pay with Points)

These goals are evaluated considering our relative performance as compared to the performance of our peers as well as our risk goals:

Relative Performance	Risk/Control and Compliance Goals

As compared to companies listed on page 28:

• Financial measures (e.g., EPS, revenue growth, ROE)

• Stock price performance

• Also review specific performance measures (such as write-off rates and fraud rates) against industry peers (e.g., large U.S. issuers)

• We believe it is crucial to embed compliance and risk management in all our business processes, including goal setting and performance evaluation

• The framework adopted by the Compensation Committee considers compliance and risk management goals (acceptable return on economic capital, credit and fraud write-off rates, the promotion of error-free products and processes, and our risk/ control and compliance environment) in evaluating performance

• The Compensation Committee meets with the Chief Risk Officer to consider risk results when reviewing performance

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Phase 2—Determine Target AIA and LTIA and Payout Range

The Compensation Committee did not make any changes to Mr. Chenault’s target compensation, which remained at the 2013 level. The Compensation Committee considered Mr. Chenault’s prior years’ compensation as well as market data as reference points to determine the following target AIA and LTIA:

Compensation Element	Target
AIA	$6,625,000
Portfolio Grant Award	$5,125,000
Equity (Performance RSUs and Stock Options)	$8,250,000

Phase 3 below provides information on steps taken by the Compensation Committee to determine AIA and LTIA for performance year 2014 for Mr. Chenault.

Mr. Chenault’s base salary was fixed at $2 million (unchanged since 2010).

The Compensation Committee could grant 0 percent to 125 percent of the target amounts, depending on the company’s financial results as well as the Compensation Committee’s assessment of the CEO’s performance against goals. Further, the Compensation Committee framework allows the Committee to adjust the final performance score downwards or upwards (but not exceeding the 125 percent maximum) by 5-10 percent to specifically reflect any risk/control and compliance assessments.

Phase 3—Score CEO Performance and Set Final TDC

In January 2015, the Compensation Committee awarded Mr. Chenault TDC of $25,100,000 for performance year 2014, 3 percent higher than his prior year’s compensation. The Compensation Committee considered solid performance against specific goals as well as Mr. Chenault’s overall leadership contributions to the success of American Express in determining his TDC. Mr. Chenault’s final TDC was determined using the following steps:

Step 1 – Determine AIA

TARGET AIA ($6.625 MILLION)	X	PERFORMANCE / SCORE 0-125%	+/-	MODIFIERS +/-5-10% CONSIDERING RISK ASSESSMENT	=	FINAL AIA DECISION (MAX 125%)

In January 2015, the Compensation Committee reviewed performance against the CEO goals (see below) and decided to provide an AIA award of $8.1 million (about 120 percent of target).

Goal	2014 Performance
		Actual	Target	Comments
Shareholder (50% overall weighting)	EPS	$5.56	$5.36-$5.56	Actual EPS was at the upper end of 2014 target range; 2013 EPS was $4.88
	Adjusted Revenue Growth[5]	5%	6% to 7%	Adjusted revenue growth outpaced many large issuing peers.
	ROE	29.1%	25.0% or more	2013 ROE was 27.8%
	Billed Business Growth	8.6% (FX-adjusted6)	10%	Below target
	Adjusted Operating Expense Growth[7]	0%	Less than 3%	Above target
	Write-Off Rate	1.5%	1.9%	Above target

Other:

• Customer Service exceeded target (as measured by the “Recommend to a Friend” score)

• Renewed several key co-brand relationships with broad ties to American Express programs

• One-year TSR lagged the S&P 500 and S&P 500 Financials indices, but we outperformed both indices over the last three- and five-year periods

• Successfully executed the business travel joint venture transaction resulting in a net gain of $626 million (pretax). This gain along with a $719 million gain (pretax) from the sale of our investment in Concur allowed us to make additional investments to gain momentum for the moderate to long-term

[5]	The growth rate of adjusted revenues is a non-GAAP measure. See footnote 1 on page 6.
[6]	See footnote 2 on page 6.
[7]	The growth rate of adjusted total operating expenses, a non-GAAP measure, excludes Q3-Q4 ’13 global business travel operating expenses, Q2 ’14 global business travel joint venture gain and transaction related costs, Q2 ’14 American Express Foundation contribution and Q2 ’14 and Q4 ’14 restructuring charges from total operating expenses. Reported operating expense was lower by 6 percent year-over-year. Refer to Annex A for reconciliation of the adjusted growth rate and its components.

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Goal	2014 Performance
Employee (25% overall weighting)

• Succession planning for key roles aligned with board expectations; incorporated 360º feedback reviews for senior executives

• Diversity targets and talent measures were above target

• We continued to be recognized as a global Employer of Choice. Recognized on 11 U.S. surveys as an employer of choice, including Working Mother and Fortune; internationally recognized in four countries as a top employer

Customer/ Strategic and Transformational (25% overall weighting)

• Initiated or expanded initiatives, such as Amex EveryDay, Loyalty Partner, American Express Serve, and international card products

• Maintained our ongoing focus to increase revenues from new businesses, such as e-commerce and performance marketing including Loyalty Partner and our Enterprise Growth Group

• Grew or maintained market share in a number of international markets

• Successfully launched Amex EveryDay to continue our customer segment expansion through our proprietary products

• Made significant progress toward new merchant acquisition, including launching OptBlue and signing several perception changing merchants (e.g., Dollar General)

• Enterprise Growth Group introduced new tools to the customer bases of both American Express Serve and Bluebird; also, expanded the availability of American Express Serve and the Serve cash reload network over the past year

• Continued progress toward goal of becoming a facilitator of commerce by connecting buyers and sellers in creative ways, while providing exceptional value to both. For example, eligible U.S. Card Members can now use points at McDonald’s and Uber, we entered into a partnership with Intuit to deliver ReceiptMatch with QuickBooks, and launched the Walmart Savings Catcher program with the Bluebird product

The Compensation Committee also reviewed the following relative performance against our major competitors:

•	Our revenue growth outperformed a number of our large U.S issuer peers, but lagged the networks and our share of U.S. credit network volumes declined slightly

•	Our write-off rate remained exceptional and we led our major competitors by a wide margin

•	We continued to have the best-in-industry fraud rates

•	Our U.S. card segment’s income growth rate in 2014 was better than many of our large U.S. issuer peers

•	Our U.S. loan growth rate outperformed the industry growth rate

•	Our U.S. billed business growth rate was 8.0 percent as compared to a weighted-average growth rate of 8.4 percent (estimated) for our large U.S. issuer peers

•	Our one-year stock price lagged the S&P 500 and S&P 500 Financials indices, but we outperformed both indices over the last three and five years

•	As compared to the peers identified by the Compensation Committee and available performance data, our financial performance (EPS, revenue growth, ROE) was above median over the last one- and three-year periods, while our stock performance was below median

The Compensation Committee approved a total AIA of $8,100,000 (about 120 percent of target) payable in a combination of cash and restricted shares. The cash payment is subject to clawback considering 2015 performance and the CEO is required to retain a portion of restricted shares until one year after retirement. The Compensation Committee considered the above mentioned Shareholder, Employee, and Customer/Transformation results as well as the company’s relative performance against our major competitors. In doing so, the Compensation Committee reviewed the risk assessment and certification performed by the Chief Risk Officer that the company’s 2014 results were achieved by taking economic and controlled risk, without taking imprudent risks.

Step 2 – Determine LTIA

Based on the company’s 2014 performance (as assessed in Step 1 above), the Compensation Committee awarded Mr. Chenault Portfolio Grant awards of $5,125,000 (equal to 100 percent of target), and equity awards of $9,875,000 (equal to 120 percent of target). Actual payouts under these awards will be based on future performance (2015-2017) and shareholder outcomes. See page 27 for how these awards work.

Step 3 – Review TDC and Pay Mix

After taking into account the company’s financial performance and evaluating Mr. Chenault’s performance against goals as well as his leadership contributions, the Compensation Committee determined the CEO’s TDC of $25.1 million—an increase of 3 percent from his 2013 performance year TDC. Further, to provide more emphasis on the company’s stock performance, the Compensation Committee determined that $3.6 million of Mr. Chenault’s AIA should be paid in RSUs instead of cash and a portion of these RSUs are subject to retention until one year after retirement. Overall, about 74 percent of the CEO’s TDC is subject to future performance of the company, including stock price performance.

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The following chart provides more information on Mr. Chenault’s TDC for 2014 performance and compares it with his 2013 TDC.

CEO Total Direct Compensation

Note Regarding 2014 TDC Decisions and Summary Compensation Table

It is important to recognize that the way the Compensation Committee presents TDC in the charts that follow is different from the SEC-required disclosure in the Summary Compensation Table (SCT) and is not a substitute for the information in that table (shown on page 40). The Compensation Committee makes compensation decisions every January for the just completed performance year using the most recent performance information. For example, in January 2015, the Compensation Committee evaluated 2014 performance and made compensation decisions for 2014. These decisions are shown below.

There are two principal differences between the SCT and the charts below:

• First, the SCT shows equity awards granted in January 2014 for 2013 performance as 2014 compensation, whereas the chart below shows January 2015 equity awards as 2014 compensation.

• Second, the SCT shows RSUs granted in January 2014 as part of Mr. Chenault’s AIA for 2013 performance as 2014 compensation, whereas the chart below shows the AIA awards granted in January 2015 for 2014 performance as 2014 compensation, regardless of payout form and timing.

In summary, it is essential to understand that the main difference between the SCT and the chart below is the timing of disclosure related to equity and cash awards.

CEO Total Direct Compensation ($ Millions)

Mr. Chenault’s TDC for 2014 performance was $25.1 million — a 3 percent increase from his 2013 TDC. About 74 percent of TDC is subject to future performance of the company, including stock price performance.

In addition to performance against specific goals, the Compensation Committee also considered Mr. Chenault’s overall leadership contributions in determining his TDC. These contributions included Mr. Chenault’s leadership in defining and executing strategies to:

•	Deliver consistent, sustainable growth and value for shareholders

•	Drive business growth in an uneven economy

•	Contain operating expenses

•	Allocate investment to grow the core business and expand into new sectors

•	Drive product and digital innovation

•	Strengthen the company’s risk management governance and enhance its risk management culture

•	Create a workplace culture that attracts and retains the best talent

•	Build confidence in the American Express brand and help shape public policies that affect the overall payments industry

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OTHER NAMED EXECUTIVE OFFICERS’ TDC

The CEO’s recommendations for the other NEOs were based on his review of performance and our pay mix guidelines.

The following information provides highlights of specific individual and business performance considered in the pay recommendations for the other NEOs. When approving pay decisions for the other NEOs, the Compensation Committee also considered the overall performance of the company. Included below are the Compensation Committee’s TDC decisions for each NEO for performance year 2014.

EDWARD P. GILLIGAN, PRESIDENT

Mr. Gilligan has served as the head of the Global Consumer and Small Business Card Issuing, Global Merchant Services, Network and Global Banking businesses at American Express Company since October 2009. His 2014 achievements included:

•	Drove year-over-year growth and continued best in class credit performance across his businesses in support of the company’s overall financial results

•	Served new customer and merchant segments through the launch of new card products and issuing partnerships, new approaches to merchant acquisition and the continued expansion of Loyalty Partner

•	Re-signed several major co-brand relationships

•	Facilitated digital commerce through the launch of multiple new capabilities and partnerships

•	Continued to strengthen our Global Banking capabilities in support of our compliance and regulatory objectives

STEPHEN J. SQUERI, GROUP PRESIDENT, GLOBAL CORPORATE SERVICES

Mr. Squeri has served as the Group President for Global Corporate Services since November 2011. He is responsible for Global Commercial Services, which consists of the Global Corporate Payments organization and our global business travel joint venture, as well as Global Services, our shared services organization consisting of World Service, Global Business Services, Technology, Global Credit Administration and Global Security. His 2014 achievements included:

•	Led the successful execution of the global business travel joint venture to accelerate the growth and transformation of the corporate travel business which led to a $626 million (pretax) gain for the company

•	Delivered solid financial results including robust year-over-year earnings growth in our Global Corporate Payments business as well as continued strong expense management

•	Delivered superior customer service, as evidenced by improved customer satisfaction metrics

•	Enabled multiple capabilities across the company that yielded significant progress against our business objectives

•	Improved operational efficiency and effectiveness through continued globalization and consolidation of key processes and functions

JEFFREY C. CAMPBELL, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Mr. Campbell has served as Executive Vice President and Chief Financial Officer since August 2013. He is responsible for leading the company’s Finance and Corporate Development organizations and representing American Express to the financial community. His 2014 achievements included:

•	Effectively communicated the company’s business and financial information to regulatory bodies and the financial community

•	Assisted in achieving operational cost targets aligned with the company’s risk-balanced plan

•	Ensured a strong financial and regulatory reporting control environment

•	Continued to enhance planning processes consistent with regulatory requirements and managed the company’s CCAR and Basel processes to achieve the company’s capital, funding and liquidity plans

•	Exhibited leadership that impacted the company’s strategic and financial decisions

DOUGLAS E. BUCKMINSTER, PRESIDENT, GLOBAL NETWORK AND INTERNATIONAL CARD SERVICES

Mr. Buckminster has served as the President, Global Network and International Card Services since February 2012. His 2014 achievements included:

•	Delivered solid financial results with significant progress in the proprietary issuing, network and coalition loyalty businesses across international markets

•	Implemented effective business transformation initiatives and drove significant efficiencies

•	Allocated strategic investments in digital capabilities and emerging businesses that will be instrumental to future growth of the franchise

•	Continued Global Network Services growth through the launch of new partnerships and products, including US Bank and Wells Fargo in the U.S., and Barclaycard in the UK

•	Led growth in the coalition loyalty business (Loyalty Partner) with strong year-over-year increases in revenue and total collectors, launch of new co-brand products and expansion into Italy

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NEOs TDC Decisions ($000s)

The Compensation Committee’s TDC decisions for performance year 2014 are reflected in the table below. Overall, January 2015 TDC was higher than January 2014 TDC as a result of the company’s financial results and the NEOs’ performance.

	E.P. Gilligan	S.J. Squeri	J.C. Campbell	D.E. Buckminster
Base Salary	$1,450	$1,250	$1,000	$600
AIA	$4,525	$4,150	$4,150	$2,150
Equity—RSUs*	$3,276	$3,564	$2,147	$1,092
Equity—SOs*	$1,149	$811	$753	$383
PG (target value)	$1,600	$1,325	$1,500	$900
TDC	$12,000	$11,100	$9,550	$5,125
	(up 6% from	(up 13% from	(N/A**)	(up 5% from
	January 2014)	January 2014)		January 2014)

* Similar to the CEO’s equity awards, other NEOs received RSUs that are earned based on three-year average (2015-2017) ROE performance. For the total equity awards, an equal number of shares were delivered in the form of performance-vested RSUs and stock options. Mr. Squeri’s RSU grant includes a special award ($1,250,000) for his extraordinary results on executing the global business travel joint venture that resulted in a pretax gain of $626 million, American Express delivering superior customer service, as evidenced by improved customer satisfaction metrics, the technology transformation, and expense management. This special award vests after two years based on positive cumulative company net income (2015-2016).

** Mr. Campbell joined the company in July 2013.

A significant portion (about 89%) of these four NEOs total compensation is deferred and subject to future performance of the company, including stock price performance.

Offer Letter – Mr. Campbell

In connection with his employment offer letter with the company entered into in June 2013, Mr. Campbell is entitled to a sign-on cash award of $4,000,000 payable over a period of two years (2014 and 2015) to replace a portion of long-term incentives he forfeited at his prior employer as a result of joining the company. Additional information on his sign-on cash award is provided on page 50 in the Potential Payments Upon Termination of Employment/CIC table.

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DETERMINATION OF LTIA PAYOUTS FOR AWARDS MADE IN PRIOR YEARS

Portfolio Grants Awarded in January 2012 – Payout Based on 2012-2014 Performance

Portfolio Grant awards provide a cash incentive based on achievement of certain performance metrics over a three-year performance period. Portfolio Grants were awarded in January 2012 for the three-year performance period ending December 2014 (PG2012-14). In January 2015, the Compensation Committee determined the final payout for these Portfolio Grant awards at 105.9 percent of target. The performance metrics for PG2012-14 are shown below along with the results achieved during the period:

2012-14 Performance			Payout
Metric And Weighting	Performance Goals*		Contribution
Cumulative EPS (20%)			18.4%
TSR vs. S&P 500 (30%)			37.5%
Strategic Milestones (50%)			50%
Consumer, Small Business, Merchant, and
Network Services Businesses
• International Net Income (cumulative)	$5.2 billion
• Global online spend growth	10% or above	Overall, at or above target based on financial performance and Compensation Committee evaluation
Global Services
• Deliver superior service (measured by Global “Recommend to a Friend” score)	4.5 percentage point improvement
	over 2011

Enterprise Growth
• Average annual growth of Global Payment Options revenue	At market growth rate
• Attract new and diverse customers	Compensation Committee judgment
Final Payout			105.9%

The NEOs’ PG2012-14 grants resulted in the following payouts:

	PG2012-14	PG2012-14
Executive	Grant Amount	(Q1 2015) Payout
K.I. Chenault	$5,125,000	$5,427,375	**
E.P. Gilligan	$1,500,000	$1,588,500
S.J. Squeri	$1,150,000	$1,217,850
J.C. Campbell	$3,000,000	$3,177,000
D.E. Buckminster	$900,000	$953,100

The grant amounts of PG2012-14 were included in the Grants of Plan-Based Awards table in the 2013 proxy statement. The cash payouts made in February 2015 are included in the Summary Compensation Table on page 40 (non-equity incentive plan compensation for 2014). For Mr. Chenault, the 2015 payout was made solely in the form of RSUs that vest one year after the grant. Accordingly, the grant amount of these RSUs will be included in the Summary Compensation Table next year in the stock awards column.

* Participants receive 0 percent of the award at threshold level, 100 percent of the award at target level, and 125 percent of the award at maximum level. Payout range for strategic milestones is 0-125 percent and actual payout is based on actual performance against goals as well as at the discretion of the Compensation Committee.

** Mr. Chenault’s payment was in the form of RSUs granted in January 2015 that vest one year from the grant date; one half of RSUs are payable in shares (which must be held until one year after retirement) and the other half are payable in cash.

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RSUs Awarded in January 2012 – Vesting Based on 2012-2014 Performance

Performance RSUs provide an opportunity for employees to receive common shares based on the company’s three-year average ROE (as shown in the following chart). Performance RSUs were awarded in January 2012 for the three-year performance period ending December 2014.

Given that average ROE for years 2012 to 2014 was above target at 26.7 percent (23.1 percent for 2012, 27.8 percent for 2013, and 29.1 percent for 2014), the Compensation Committee awarded a payout of 102.8 percent of target. This resulted in the vesting of the following number of shares for the NEOs:

	Target Number of
Executive	Shares	Shares Vested*
K.I. Chenault	123,706	127,169
E.P. Gilligan	53,231	54,721
S.J. Squeri	37,486	38,535
D.E. Buckminster	19,493	20,038

* In addition to these amounts, deferred dividends were paid on the target number of shares in the first quarter of 2015. Mr. Campbell joined the company in July 2013 and did not receive a January 2012 performance-based RSU.

HOW WE DISCOURAGE IMPRUDENT RISK TAKING

Our executive compensation program is structured to provide a balance of cash and stock; annual, medium-term, and long-term incentives; and financial, strategic, and stock performance measures over various time periods. It is designed to encourage the proper level of risk taking consistent with our business model and strategies. Our business and risk profile is different from other financial services firms; for example, we do not trade securities, derivatives, mortgages or other financial instruments. Our executive compensation program is designed to be consistent with the Federal Reserve Board’s principles for safety and soundness.

The following policies and procedures help discourage imprudent risk taking:

•	Annual risk goals: Our Chief Risk Officer sets annual risk goals for all business units and staff groups at the beginning of each year.

•	Monitoring of risk: We monitor return on economic capital and credit risk performance, and we assign control and compliance ratings to each business unit and staff group as part of our annual assessment of performance.

•	Adjustment of compensation: At year end, our Chief Risk Officer certifies to the Compensation Committee that actual results were achieved without taking imprudent risks. Larger losses are analyzed as part of the year-end process, and the Chief Risk Officer issues a year-end memorandum describing changes in the risk profile of the company. If deemed necessary, risk adjustments are made to company and business unit annual incentive funding levels as well as to individual incentive awards.

•	Cross-section of metrics: We assess performance against a cross-section of key metrics over multiple time frames to discourage undue focus on short-term results or on any one metric, and to reinforce risk balancing in performance measurement. Our incentive plans are not overly leveraged (i.e., there is a cap on the maximum payout).

•	Deferred incentive compensation: At least 50 percent of incentive compensation for executive officers is deferred for at least three years with performance-based vesting.

•	Clawback policies: We maintain clawback policies that include a requirement that our CEO’s cash AIA is subject to clawback at the discretion of the Compensation Committee if the company does not achieve acceptable performance the next year.

•	Performance-based vesting: Performance RSUs are used in place of time-based RSUs for the company’s most senior employees.

•	Stock ownership and holding requirements: We have robust stock ownership requirements for our CEO and other NEOs (as described on page 38), including the retention of a portion of net shares for one year after stock option exercises and RSU vestings.

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OTHER POLICIES AND GUIDELINES

Award Timing

Consistent with past practice, annual cycle LTIA awards were granted to NEOs in January after the regularly scheduled January Compensation Committee meeting following the company’s public announcement of its financial results for the prior fiscal year. Our off-cycle LTIA awards (for new hires, mid-year promotions, etc.) are granted on pre-established grant dates.

Tax Treatment

Tax rules generally limit the deductibility of compensation paid to our NEOs to $1 million during any fiscal year unless such compensation is “performance-based.” In general, the company intends to structure its incentive compensation arrangements in a manner that would comply with these tax rules. However, the Compensation Committee maintains the flexibility to pay non-deductible incentive compensation.

Perquisites

We provide limited perquisites to support our objective to attract and retain talent for key positions, as well as to address security concerns. We provide a flexible cash perquisite allowance of $35,000, which executives can use for items such as financial and tax planning, and life and disability insurance.

Clawback Policies

We seek to recover, to the extent practicable, performance-based compensation from any executive officer and certain other members of senior management in those circumstances when:

•	The payment of such compensation was based on the achievement of financial results that were subsequently the subject of a restatement; and

•	In the board’s view, the employee engaged in fraud or misconduct that caused or partially caused the need for the restatement, and a smaller amount would have been paid to the employee based upon the restated financial results.

In addition, the cash portion of the CEO’s AIA is subject to clawback at the discretion of the Compensation Committee if the company does not achieve acceptable performance in the following year.

Further, the Dodd-Frank legislation mandates regulation to add additional clawback requirements. Once the legislation is proposed, the company will take appropriate steps to implement the final requirements under this legislation.

American Express also maintains a “detrimental conduct” policy covering approximately 600 employees globally, including the NEOs. Each executive is required to sign an agreement that requires the executive to forfeit unvested awards, and to repay the proceeds from some or all of his or her compensation issued under our incentive compensation program in the event the executive engages in conduct that is detrimental to the company. This compensation includes Equity and Portfolio Grant awards and, in the case of our executive officers, AIA that was received up to two years prior to employment termination. Detrimental conduct includes, but is not limited to, termination of employment for misconduct, working for certain competitors, soliciting company customers or employees for a period of time after termination, or disclosing confidential information. Pursuant to our policy, the company recovered over $14 million (including related taxes) from the former Group President of Enterprise Growth Group when he left the company to join a competitor in 2014.

Stock Ownership Guidelines

Our stock ownership guidelines require NEOs to own and maintain a substantial stake in the company. Our NEOs are required to accumulate a target number of shares (i.e., shares owned outright, not including unvested/unearned shares and unexercised stock options), and to retain a portion of the net after-tax shares received upon vesting or exercise of their equity awards as follows:

		Holding Requirement
NEO	Target Number of Shares	Before Target Met	After Target Met
K.I. Chenault*	500,000
E.P. Gilligan	75,000	75% of net shares until	50% of net shares for
S.J. Squeri	75,000	target number of shares	one year
J.C. Campbell	75,000	is met
D.E. Buckminster	25,000
*	In addition to these requirements, Mr. Chenault is required to hold, one year beyond his retirement from the company, a significant portion of his 2010-2014 year-end AIA and Portfolio Grant payouts delivered in RSUs.

With the exception of Mr. Campbell, who was hired in 2013, all our NEOs own more than the target number of shares. Mr. Chenault beneficially owned 881,980 shares as of December 31, 2014 with estimated value of $82,059,419 using the company’s closing stock price on the same day.

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Hedging and Pledging Restrictions

Our NEOs are not permitted to hedge their ownership of company securities, which includes entering into any derivative transaction on AXP shares (e.g., short sale, forward, option, collar). In addition, the company does not permit executive officers to pledge shares subject to stock ownership guidelines, including holding requirements, and has placed limitations on their ability to pledge other shares they may own.

Post-Employment Compensation

Retirement Benefits

NEOs receive retirement benefits through the following plans:

•	Retirement Savings Plan (RSP): A qualified 401(k) savings plan available to all eligible employees.

•	Retirement Restoration Plan (RRP): A nonqualified savings plan that makes up 401(k) benefits that would otherwise be lost as a result of U.S. tax limits.

As part of NEOs’ planning for retirement and other long-term financial needs, we have provided them an annual opportunity under a nonqualified deferred compensation plan to defer a portion of their base salary and AIA payout. The total annual deferral is limited to one times the base salary.

NEOs (except Mr. Campbell) also continue to earn interest on outstanding account balances under the American Express Retirement Plan, which was closed to new entrants and frozen for additional accruals in 2007. All retirement benefits are more fully described under Retirement Plan Benefits on page 47 and under Nonqualified Deferred Compensation on page 48.

Severance: Senior Executive Severance Policy

The company has an executive severance policy instead of individual severance or employment agreements. Under the Senior Executive Severance Policy, NEOs who are terminated involuntarily (except in cases of misconduct) receive cash severance benefits equal to two years of base salary and AIA and also receive a pro rata AIA payment for the year of termination. Severance payments are made in installments, except in certain terminations following a change in control, when payment is made in a lump sum, and the pro rata AIA is paid at the same time as all other employees. LTIAs continue to vest during the severance period, unless the executive begins full-time, outside employment. NEOs may continue to be covered under certain of our compensation and benefit plans during the severance period. U.S.-based NEOs who are age 65 or older are not eligible for severance unless the Compensation Committee specifically approves severance for such an executive.

To protect shareholders and our business model, executives are required to comply with non-compete, non-solicitation, confidentiality, and non-denigration provisions during the period of time they are receiving severance. Our uniform severance policy helps to avoid individual treatment and provides an important enforcement mechanism for these protections. The Compensation Committee must pre-approve severance for an executive officer.

Change in Control Benefits

The company provides change in control (CIC) benefits to encourage executives to consider the best interests of shareholders by stabilizing any concerns about their own personal financial well-being in the face of a potential CIC of the company. Some key CIC provisions were implemented in 2011 based on shareholder input and changing market trends:

•	All LTIAs granted after December 31, 2010 require employment termination (“double trigger”) following a CIC before these awards will vest.

•	We no longer provide excise tax reimbursements and gross-up payments in the case of a CIC (in the case of LTIAs, applies to grants after December 31, 2010).

In the event of certain employment terminations in connection with a CIC, executives also receive cash severance described above under Severance and other benefits. Detailed information is provided under Potential Payments Upon Termination or Change in Control (CIC) on page 49.

Report of the Compensation and Benefits Committee

The Compensation and Benefits Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the Compensation and Benefits Committee recommended to the board of directors, and the board of directors approved, that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Benefits Committee

Robert D. Walter, Chairman

Ursula M. Burns

Peter Chernin

Samuel J. Palmisano

Ronald A. Williams

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following Summary Compensation Table (SCT) summarizes the compensation of our NEOs for the year ended December 31, 2014, using the SEC-required disclosure rules. It is important to recognize that 2014 TDC determined by the Compensation Committee is different than amounts disclosed below using the SEC-required disclosure rules. See page 33 for key differences between the SCT and TDC awarded by the Compensation Committee for 2014.

							Change in
							Pension
							Value and
							Nonqualified
						Non-equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Year	($)	($) (1)	($) (2)	($) (2)	($) (3)	($) (4)	($) (5)	($)
K.I. Chenault	2014	$2,000,000	$4,500,000	$12,429,114	$2,535,762	$0	$417,925	$913,282	$22,796,083
Chairman and
Chief Executive Officer	2013	$2,000,000	$6,000,000	$10,486,267	$2,079,871	$0	$125,658	$1,145,624	$21,837,420
	2012	$2,000,000	$4,000,000	$18,864,985	$2,159,907	$0	$478,945	$987,897	$28,491,734
E.P. Gilligan	2014	$1,450,000	$4,525,000	$2,730,200	$1,019,728	$1,588,500	$224,252	$495,668	$12,033,348
President	2013	$1,450,000	$4,525,000	$2,418,842	$731,099	$1,080,000	$0	$539,971	$10,744,912
	2012	$1,450,000	$4,350,000	$2,620,562	$929,413	$495,000	$266,338	$564,823	$10,676,136
S.J. Squeri	2014	$1,250,000	$4,150,000	$2,275,166	$849,774	$1,217,850	$86,630	$376,972	$10,206,392
Group President Global
Corporate Services	2013	$1,250,000	$4,150,000	$2,500,586	$674,386	$720,000	$0	$379,355	$9,674,327
	2012	$1,201,923	$3,775,000	$1,845,436	$654,506	$330,000	$103,185	$351,948	$8,261,998
J.C. Campbell*	2014	$1,000,000	$6,150,000	$1,820,133	$679,819	$3,177,000	$0	$240,215	$13,067,167
Executive Vice President and Chief Financial Officer	2013	$461,538	$1,600,000	$5,508,922	$1,990,889	$0	$0	$907,771	$10,469,120

D.E. Buckminster	2014	$600,000	$2,150,000	$982,844	$367,092	$953,100	$66,847	$2,883,175	$8,003,058
President, Global Network and International Card Services
*	For Mr. Campbell, 2013 amounts in the table above reflect partial year compensation as he was hired in July 2013.

(1)	The amounts in this column reflect AIA cash payments made for annual performance. For Mr. Chenault, $3,600,000 out of $8,100,000 of his 2014 AIA is paid in the form of RSUs granted in January 2015 that vest one year from the grant date. One half of these RSUs are payable in cash and the other half are payable in shares (which must be held until one year after retirement). For Mr. Campbell, this amount also includes a $2,000,000 sign-on cash payment made in accordance with his employment offer letter to replace a portion of long-term incentives he forfeited at his prior employer as a result of joining the company.
(2)	Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718. Additional details on accounting for stock-based compensation can be found in Note 11 “Stock Plans” to our Consolidated Financial Statements contained in our 2014 Annual Report to Shareholders.

A significant portion of Mr. Chenault’s total direct compensation is delivered in the form of equity that is deferred. The table below provides detail on the RSUs included in the stock awards column:

	2014	2013	2012
Annual RSU award granted in January for performance in the prior year*	$6,789,197	$6,170,078	$6,090,046
Portion of AIA awarded in RSUs in January for performance in the prior year*	$1,949,920	$2,624,955	$6,624,980
Payment of PG award in the form of RSUs. Amount in column reflects the RSUs granted in	$3,689,997	$1,691,234	$6,149,959
January with respect to PG awards whose performance periods ended the prior year
TOTAL	$12,429,114	$10,486,267	$18,864,985
*	For example, 2014 amount shows RSUs awarded in January 2014 for 2013 performance.

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With respect to the RSU awards, for Mr. Chenault the amount in the Summary Compensation Table reflects the aggregate value of all the awards set forth in the immediately preceding table, including the target value of his annual RSU award assuming that target performance is achieved against the average ROE target during the three-year performance period ($6,789,197). For all other executives, the amount in the Summary Compensation Table reflects only the target value of their annual RSU awards assuming that target performance is achieved against the average ROE target during the three-year performance period.

For each executive’s annual RSU award, the maximum value as of the grant date assuming the highest level of performance will be achieved, is as follows: Messrs. Chenault ($8,486,475), Gilligan ($3,412,750), Squeri ($2,843,958), Campbell ($2,275,166) and Buckminster ($1,228,555).

(3)	For 2014, the amounts in this column reflect the cash payment made to the NEO in respect of payment toward the PG2012-14 awards granted in 2012, in accordance with award terms. For Mr. Chenault, the 2014 amount excludes payment of $5,427,375, which was made in the form of RSUs granted in January 2015 that vest one year from the grant date. One-half of these RSUs are payable in cash and the other half are payable in shares (which must be held until one year after retirement).

(4)	The amounts in this column reflect the actuarial increase or decrease in the present value of the NEOs’ benefits under all defined benefit pension plans established by the company. Over 90 percent of this amount includes the impact of change in interest rates and the NEO’s change in age during the year, which is used to measure the present value. When interest rates fall, as they did during 2014, the present value of this benefit will increase, but this increase does not represent any additional benefit to the executive.

(5)	See the All Other Compensation Table below for additional information

ALL OTHER COMPENSATION TABLE

				Company
		Perquisites and		Contributions to		Dividends
		Other Personal	Tax Payments/	Defined	Executive Life	and Dividend
		Benefits	Reimbursements	Contribution Plans	Insurance	Equivalents	Total
Name	Year	($) (1)	($) (2)	($) (3)	($) (4)	($) (5)	($)
K.I. Chenault	2014	$344,795	$0	$560,000	$5,393	$3,094	$913,282
	2013	$358,956	$0	$560,000	$4,813	$221,855	$1,145,624
	2012	$368,647	$0	$442,500	$4,340	$172,410	$987,897
E.P. Gilligan	2014	$86,151	$0	$406,000	$2,423	$1,094	$495,668
	2013	$105,251	$0	$406,000	$2,258	$26,462	$539,971
	2012	$89,040	$0	$384,250	$2,100	$89,433	$564,823
S.J. Squeri	2014	$79,989	$0	$293,750	$2,478	$755	$376,972
	2013	$79,814	$0	$293,750	$2,313	$3,478	$379,355
	2012	$79,489	$0	$242,212	$2,150	$28,097	$351,948
J.C. Campbell	2014	$82,229	$0	$153,846	$4,140	$0	$240,215
	2013	$433,441	$472,606	$0	$1,724	$0	$907,771

D.E. Buckminster	2014	$789,328	$1,950,150	$141,000	$2,244	$453	$2,883,175

(1)	See the Perquisites and Other Personal Benefits table below for additional information regarding the components of this column.

(2)	For Mr. Buckminster, the amount shown in this column includes tax equalization payments and/or reimbursements that have been made to him in connection with his international assignment in London, which ended in June 2014. These payments and reimbursements are made under a policy that applies to all employees on international assignment and is designed to facilitate these assignments by covering taxes over and above taxes that these employees would have incurred had they remained in their home countries. The payments or reimbursements included in the amount shown that were paid or received in British Pound Sterling were converted to U.S. dollars based on the conversion rate as of the date paid, received or allocated. The amounts shown have been reduced to reflect the company’s retention of certain amounts related to home country taxes from Mr. Buckminster’s compensation. There are trailing payments and/or reimbursements made after the end of the period of assignment to address any foreign tax obligations relating to income received, awarded, or earned during the assignment. For Mr. Campbell, the 2013 amount is for tax payments made directly to applicable U.S. federal, state and local authorities for taxable relocation reimbursement and payments made to or on Mr. Campbell’s behalf, which the Internal Revenue Service deems taxable based on the relocation program. The relocation program was provided in connection with Mr. Campbell’s employment with American Express, which required him to relocate his residence from California to New York. The tax-payments received by Mr. Campbell are available to all employees under the company’s relocation program.

(3)	This column reports company contributions to the NEOs’ accounts under the company’s Retirement Savings Plan (RSP) and the RRP-RSP Related Account. See pages 47-49 for a further description of the RSP and the RRP-RSP Related Account.

(4)	This column reports imputed income to the NEO under the company’s executive life insurance program.

(5)	For 2014, this column reports dividend equivalents received while RSUs were still unvested. Beginning with awards granted in 2011, dividend equivalents on unvested RSUs granted to executive officers will be paid only if and when the underlying shares vest. As per the disclosure requirements, the 2014 amount excludes dividend equivalents paid to Messrs. Chenault ($392,330), Gilligan ($115,196), Squeri ($79,446) and Buckminster ($47,667) on RSUs vested in 2014 since these dividends were factored in the grant date fair value of the award included in the Summary Compensation Table in the year of grant.

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PERQUISITES AND OTHER PERSONAL BENEFITS

		Local	Personal			Security
		and Other	Use of	Flexible	Home	During
		Travel	Company	Perquisite	Security	Personal	International	Filing Fee	Relocation	Other
		Benefits	Aircraft	Allowance	System	Trips	Assignment	Reimbursement	Expenses	Benefits	Total
Name	Year	($) (1)	($) (2)	($) (3)	($) (3)	($) (3)	($) (4)	($) (5)	($) (6)	($) (7)	($)
K.I. Chenault	2014	$23,377	$181,638	$35,000	$45,373	$19,952	N/A	N/A	N/A	$39,455	$344,795
	2013	$19,852	$193,676	$35,000	$32,601	$18,841	N/A	$45,000	N/A	$13,986	$358,956
	2012	$16,623	$195,536	$35,000	$34,283	$76,241	N/A	N/A	N/A	$10,964	$368,647
E.P. Gilligan	2014	$30,000	$0	$35,000	N/A	N/A	$19,387	N/A	N/A	$1,764	$86,151
	2013	$30,000	$11,277	$35,000	N/A	N/A	$28,234	N/A	N/A	$740	$105,251
	2012	$30,000	$7,115	$35,000	N/A	N/A	$14,715	N/A	N/A	$2,210	$89,040
S.J. Squeri	2014	$30,000	$0	$35,000	N/A	N/A	N/A	N/A	N/A	$14,989	$79,989
	2013	$30,000	$0	$35,000	N/A	N/A	N/A	N/A	N/A	$14,814	$79,814
	2012	$30,000	$0	$35,000	N/A	N/A	N/A	N/A	N/A	$14,489	$79,489
J.C. Campbell	2014	$30,000	$3,091	$35,000	N/A	N/A	N/A	N/A	N/A	$14,138	$82,229
	2013	$15,000	$0	$17,500	N/A	N/A	N/A	N/A	$377,055	$23,886	$433,441

D.E. Buckminster	2014	$0	$0	$35,000	N/A	N/A	$752,358	N/A	N/A	$1,970	$789,328

(1)	For 2014, local and other travel benefits include local travel allowance for NEOs other than Mr. Chenault. For Mr. Chenault, the company’s security policy adopted by the Audit and Compliance Committee of the board requires him to use for all travel purposes, to the maximum extent practicable, the automobiles and aircraft provided by the company to executives for business travel. The calculation of incremental cost for personal use of company-owned automobiles and aircraft is based on the variable cost to the company of operating the automobiles and aircraft and includes, among other things, fuel costs, maintenance costs, and, in the case of aircraft, the cost of trip-related crew hotels and meals, and landing and ground handling fees. The calculation does not include fixed costs that would have been incurred regardless of whether there was any personal use of the automobiles or aircraft (e.g., purchase costs and depreciation, driver and flight crew fixed salaries and benefits, insurance costs, etc.).

(2)	Effective January 1, 2010, the company requires reimbursement by Mr. Chenault for incremental cost in excess of $200,000 per year for travel on company aircraft that is deemed by the SEC to be personal use, including use to travel to outside board meetings. Mr. Campbell’s 2014 amounts are in connection with personal travel to attend a business meeting in accordance with appropriate approvals.

(3)	The amount in these columns reflect the perquisite allowance paid to the NEOs and home security and security during personal trips for Mr. Chenault.

(4)	The amount shown includes expatriate services and allowances in connection with Messrs. Gilligan and Buckminster’s repatriation to the United States, due to their international assignments. The services received by Messrs. Gilligan and Buckminster apply to all employees on international assignment. Services and allowances included in the amounts shown that were paid or received in British Pound Sterling were converted to U.S. dollars based on the conversion rate as of the date paid, received or allocated.

(5)	This column reflects reimbursement by the company of the fee paid by Mr. Chenault in connection with a governmental filing required to be made as a result of his being an executive officer and the level of his equity holdings in the company.

(6)	The amount shown includes taxable relocation reimbursements and payments, excluding tax payments. These payments were made in connection with Mr. Campbell’s employment with American Express, which required that he relocate his residence from California to New York. The reimbursements and payments received by Mr. Campbell are available to all employees under the company’s relocation program.

(7)	This column reports the total amount of other perquisites and personal benefits provided, none of which individually exceeded the greater of $25,000 or 10 percent of the total amount of all perquisites and other personal benefits reported for the NEO. These other benefits consist of office parking, reimbursement for certain information technology, cost of certain meals from the company’s dining facilities and premiums for Director’s Charitable Award Program life insurance (for Mr. Chenault only). In addition to the perquisites and other benefits described in the table and footnotes above, our NEOs also receive occasional secretarial support with respect to personal matters and may, on occasion, use the company’s tickets for sporting and entertainment events for personal rather than business purposes. We incur no incremental cost for the provision of such additional benefits.

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Grants of Plan-Based Awards

The following table provides information on SO, RSU and PG awards granted to each of our NEOs in 2014 under the 2007 Plan.

				Estimated Future Payouts under			Estimated Future Payouts under				Grant Date
				Non-Equity Incentive Plan Awards (2)			Equity Incentive Plan Awards (2)			Exercise Price or	Fair Value
										Base Price of	of Stock and
		Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Option Awards	Option Awards
Name	Award Type (1)	Date	Date	($)	($)	($)	(#)	(#)	(#)	($/sh) (3)	($) (4)
K.I. Chenault	PG2014-16	1/28/14	1/27/14	$0	$5,125,000	$6,406,250
	SO	1/28/14	1/27/14					78,361		$86.64	$2,535,762
	RSU	1/28/14	1/27/14				0	78,361	97,951		$6,789,197
	RSU	1/28/14	1/27/14					65,096			$5,639,917
E.P. Gilligan	PG2014-16	1/28/14	1/27/14	$0	$1,600,000	$2,000,000
	SO	1/28/14	1/27/14					31,512		$86.64	$1,019,728
	RSU	1/28/14	1/27/14				0	31,512	39,390		$2,730,200
S.J. Squeri	PG2014-16	1/28/14	1/27/14	$0	$1,325,000	$1,656,250
	SO	1/28/14	1/27/14					26,260		$86.64	$849,774
	RSU	1/28/14	1/27/14				0	26,260	32,825		$2,275,166
J.C. Campbell	PG2014-16	1/28/14	1/27/14	$0	$1,500,000	$1,875,000
	SO	1/28/14	1/27/14					21,008		$86.64	$679,819
	RSU	1/28/14	1/27/14				0	21,008	26,260		$1,820,133
D.E. Buckminster	PG2014-16	1/28/14	1/27/14	$0	$900,000	$1,125,000
	SO	1/28/14	1/27/14					11,344		$86.64	$367,092
	RSU	1/28/14	1/27/14				0	11,344	14,180		$982,844

(1)	PG Awards. These awards link compensation to our financial and strategic performance over a three-year performance period. The goals for the performance period are based 50 percent on financial and stock performance metrics and 50 percent on strategic milestones. The company discloses the specific performance metric goals as well as the performance outcomes of each PG award at the end of the performance period so that shareholders can assess the appropriateness thereof. The company does not disclose the goals at the time of grant because of competitive sensitivity. The potential award payout is determined based on a table of possible performance and earned payout levels, including a cap on the overall earned payout level. The actual payout could be higher or lower than the notional target value based on actual performance.

Restricted Stock Units. Except as specified otherwise, RSU awards will vest on the third anniversary of the grant date in an amount determined by performance against the average ROE target during the three-year performance period.

65,096 RSUs granted to Mr. Chenault are in connection with his 2013 AIA and the final payout of PG2011-13 and will vest on the first anniversary of the grant date subject to the performance hurdle of positive Net Income over the vesting period. One half of these RSUs is payable in cash and the other half is payable in shares (which must be held until one year after retirement). Dividend equivalents on RSUs will accrue but will not be paid unless and until the underlying shares vest.

Stock Options. The SOs have a ten-year term and 100 percent of these shares become exercisable on the third anniversary of the grant date, subject to the company achieving positive Cumulative Net Income over the vesting period.

All awards are subject to continuous employment with the company (except where specified otherwise), except that all awards may vest upon death, disability termination, retirement or, in certain circumstances, in connection with a change in control of the company, as described on pages 49-52.

(2)	The amounts shown under these columns represent potential aggregate threshold, target and maximum payouts for achievement of threshold, target and maximum performance levels for awards granted. The threshold payout is zero, since it represents the level of performance for which no award would be earned. The “target” payout is equal to 100 percent of the NEO’s grant value and represents the amount that may be paid for achieving the target level of performance across all performance goals. The “maximum” payout represents the amount that may be paid for achieving the maximum level of performance across all performance goals, subject to an overall cap on the payout amount.

(3)	The exercise price of the SOs is the closing price of the company’s common shares on the NYSE on the grant date.

(4)	Represents the aggregate grant date fair value of the awards pursuant to FASB ASC Topic 718. Additional details on accounting assumptions for stock-based compensation are described in the Summary Compensation Table.

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Outstanding Equity Awards at Fiscal Year-End 2014

The following table shows the number of shares covered by exercisable and unexercisable SOs and unvested RSUs granted under the 1998 Plan or the 2007 Plan held by our NEOs on December 31, 2014.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($) (a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or other Rights that have not Vested ($) (a)
K.I. Chenault	1/28/2014				78,361	(1)	$86.640	1/28/2024			97,951	(b)	$9,113,361
	1/28/2014										65,096	(e)	$6,056,532
	1/29/2013				103,786	(1)	$59.450	1/29/2023			129,732	(b)	$12,070,265
	1/24/2012	61,853	(2)	61,853			$49.230	1/24/2022			129,891	(c)	$12,085,059
	1/27/2011	101,985	(2)	33,996			$44.540	1/27/2021
	1/26/2010	650,918	(2)	0			$38.100	1/26/2020
	1/29/2009	1,196,888	(2)	0			$16.710	1/29/2019
	1/31/2008	625,000	(2)	0			$49.130	1/30/2018
	1/31/2008	343,750	(4)	0			$49.130	1/30/2018
	11/30/2007	343,750	(4)	0			$58.980	11/30/2017
	1/25/2007	312,500	(2)	0			$57.770	1/25/2017
E.P. Gilligan	1/28/2014				31,512	(1)	$86.640	1/28/2024			39,390	(b)	$3,664,846
	1/29/2013				36,482	(1)	$59.450	1/29/2023			45,602	(b)	$4,242,810
	1/29/2013										4,205	(d)	$391,233
	1/24/2012	26,615	(2)	26,616			$49.230	1/24/2022			55,892	(c)	$5,200,192
	1/27/2011	35,849	(2)	11,950			$44.540	1/27/2021
	1/26/2010	228,346	(2)	0			$38.100	1/26/2020
	10/30/2009	114,810	(5)	0			$34.840	10/30/2019
	1/29/2009	85,128	(2)	0			$16.710	1/29/2019
	1/31/2008	190,000	(2)	0			$49.130	1/30/2018
	7/31/2007	225,000	(3)	0			$58.540	7/31/2017
S.J. Squeri	1/28/2014				26,260	(1)	$86.640	1/28/2024			32,825	(b)	$3,054,038
	1/29/2013				33,652	(1)	$59.450	1/29/2023			42,065	(b)	$3,913,728
	1/29/2013										8,410	(d)	$782,466
	1/24/2012	18,743	(2)	18,743			$49.230	1/24/2022			39,360	(c)	$3,662,054
	1/27/2011	24,723	(2)	8,242			$44.540	1/27/2021
	1/26/2010	39,370	(2)	0			$38.100	1/26/2020
	10/30/2009	229,621	(5)	0			$34.840	10/30/2019
	1/31/2008	65,000	(2)	0			$49.130	1/30/2018
	1/25/2007	400,000	(2)	0			$57.770	1/25/2017

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		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($) (a)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or other Rights that have not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or other Rights that have not Vested ($) (a)
J.C. Campbell	1/28/2014				21,008	(1)	$86.640	1/28/2024			26,260	(b)	$2,443,230
	7/31/2013				24,892	(6)	$73.770	7/31/2023			31,115	(b)	$2,894,940
	7/31/2013				49,785	(1)	$73.770	7/31/2023			62,231	(b)	$5,789,972
D.E. Buckminster	1/28/2014				11,344	(1)	$86.640	1/28/2024			14,180	(b)	$1,319,307
	1/29/2013				16,354	(1)	$59.450	1/29/2023			20,442	(b)	$1,901,924
	1/24/2012	9,746	(2)	9,747			$49.230	1/24/2022			20,467	(c)	$1,904,250
	1/27/2011	14,834	(2)	4,945			$44.540	1/27/2021
	1/26/2010	94,488	(2)	0			$38.100	1/26/2020
	1/31/2008	100,000	(2)	0			$49.130	1/30/2018
	7/31/2007	50,000	(2)	0			$58.540	7/30/2017
	1/25/2007	50,000	(2)	0			$57.770	1/24/2017
	1/23/2006	49,500	(2)	0			$51.865	1/22/2016

Except as otherwise indicated, exercisability of option awards and vesting of stock awards is subject to continuous employment by the company, except that unvested awards may vest upon death, disability termination, retirement or change in control of the company (or for awards granted after December 2010, certain terminations in connection with a change in control), as described on pages 49-52.

Notes Relating to Option Awards

(1)	These SOs vest 100 percent on the third anniversary of the grant date, subject to positive Cumulative Net Income performance during the three-year performance period starting with the year of grant.

(2)	These SOs vest 25 percent on the first, second, third and fourth anniversaries of the grant date.

(3)	These SOs vest 25 percent on the third and fourth anniversaries of the grant date, and 50 percent on the fifth anniversary of the grant date.

(4)	These SOs constitute 25 percent of a Special Grant that became exercisable in January 2014 given the company’s TSR performance against the S&P 500 Index during the six-year performance period from January 1, 2008 through December 31, 2013. The remaining SOs under the Special Grant were forfeited.

(5)	These SOs vest 100 percent on the fourth anniversary of the grant date.

(6)	These SOs vest on January 29, 2016, subject to positive Cumulative Net Income performance during the three-year performance period starting the year of grant.

Notes Relating to Stock Awards

(a)	The market value of the stock awards is based on the closing price per share of our stock as of December 31, 2014, which was $93.04.

(b)	These awards vest on the third anniversary of the grant date, subject to our achieving average annual ROE of 23-27 percent or more for the 2014 awards and average annual ROE of 25 percent or more for the 2013 awards over the vesting period. The number of awards above reflects the assumption that ROE is at 30 percent and a payout at 125 percent is made based upon the trend in performance as of December 31, 2014. Mr. Campbell’s July 31, 2013 award of 31,115 RSUs will vest on January 29, 2016.

(c)	These awards vest on the third anniversary of the grant date, subject to our achieving average annual ROE of 25 percent or more over the vesting period. The number of awards above reflects the assumption that ROE is at 28 percent and a payout at 105 percent is made based upon the trend in performance as of December 31, 2014.

(d)	For Mr. Gilligan and Mr. Squeri, these awards were granted in connection with their 2012 AIA payout and vest on the third anniversary of the grant date subject to positive Cumulative Net Income performance but not subject to continued employment.

(e)	These awards vest on the first anniversary of the grant date subject to positive Cumulative Net Income performance and a portion of these awards will be settled in cash.

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Option Exercises and Stock Vested in 2014

The following table contains information about exercises of SOs by the NEOs and shares acquired by the NEOs upon the vesting of RSUs, in each case during 2014.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise	Acquired on Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)
K.I. Chenault	737,500	$26,056,451	224,754	$19,253,571
E.P. Gilligan	375,000	$10,503,713	53,511	$4,586,963
S.J. Squeri	-	-	36,905	$3,163,497
J.C. Campbell	-	-	-	-
D.E. Buckminster	-	-	22,143	$1,898,098

(1)	Amounts reflect the difference between the exercise price of the SO and the market price of our common stock at the time of exercise.

(2)	Amounts reflect the market value of our common stock on the day on which the RSUs vested.

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Retirement Plan Benefits

The table below shows the present value of accumulated benefits payable to each of the NEOs under the American Express Retirement Plan and the American Express Retirement Restoration Plan (RRP), a nonqualified plan, except for Mr. Campbell who is not eligible to participate in these plans.

PENSION BENEFITS 2014

		Number of Years	Present Value of	Payments During
		Credited Service	Accumulated Benefits	Last Fiscal Year
Name	Plan Name	(#)	($) (1)	($)
K.I. Chenault	Retirement Plan	33	$663,347	$0
	RRP-Retirement Plan		$8,025,562	$0
	Total		$8,688,909	$0
E.P. Gilligan	Retirement Plan	34	$446,167	$0
	RRP-Retirement Plan		$1,926,154	$0
	Total		$2,372,321	$0
S.J. Squeri	Retirement Plan	29	$321,770	$0
	RRP-Retirement Plan		$601,732	$0
	Total		$923,502	$0
D.E. Buckminster	Retirement Plan	28	$292,349	$0
	RRP-Retirement Plan		$379,726	$0
	Total		$672,075	$0

(1)	Present Value of Accumulated Benefits (PVAB) was determined using the same measurement date (December 31, 2014) and assumptions as used for financial reporting purposes:

•	Discount rate equal to 3.50 percent

•	RP-2014 Mortality Table projected with MP-2014 longevity improvements

•	Retirement age is assumed to be the normal retirement age as defined in the plan (age 65)

•	Form of payment is the value of the cash balance account payable as a lump-sum distribution upon retirement

•	PVAB includes the value of the MetLife benefit described below, if applicable

Retirement Plan. The NEOs (except for Mr. Campbell) participate in the Retirement Plan, which is a defined benefit cash balance retirement plan. As a result of amendments made to the Retirement Plan in 2007, we discontinued benefit accruals, although the Retirement Plan continues to credit participants with interest on their outstanding account balances. The Retirement Plan sets the interest rate each year based on the average of the interest rates for certain five-year U.S. Treasury Notes, with a minimum interest rate of 5 percent. The maximum interest rate is the lower of 10 percent or the applicable interest rate specified in the Retirement Plan. For 2014 and 2015, the interest rate is 5 percent. In addition, benefits from the prior retirement plan, which was terminated in 1985, are payable through an insurance contract with Metropolitan Life Insurance Company and are included in the table above.

RRP-Retirement Plan. Each RRP participant who participated in the Retirement Plan has a Retirement Plan related account for benefits that could not be provided under the Retirement Plan as a result of IRS limitations on tax-qualified plans. Compensation for RRP-Retirement Plan account purposes included the same components of compensation as for the Retirement Plan. RRP-Retirement Plan benefits accrue and vest in a similar manner to benefits under the Retirement Plan. Participants may elect to receive payment of their RRP-Retirement Plan benefits in either a lump sum or annual installments over a period of five, ten, or 15 consecutive years. Lump-sum payments are made on or about the January 1 or July 1 that is at least six months following the participant’s separation from service and installment payments commence on or about the July 1 of the calendar year following the year in which the participant separates from service.

As a result of amendments made to the Retirement Plan and RRP in 2007, we discontinued benefit accruals, although the RRP-Retirement Plan continues to credit participants with interest on their outstanding account balances in accordance with the Retirement Plan as described above.

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Nonqualified Deferred Compensation

The following table shows the executive or company contributions, earnings, withdrawals and account balances for the NEOs in our RRP-RSP accounts and our deferred compensation programs. These programs are unfunded, unsecured deferred compensation programs.

NONQUALIFIED DEFERRED COMPENSATION 2014

		Executive	Company	Aggregate	Aggregate	Aggregate
		Contributions in Last	Contributions in Last	Earnings in Last	Withdrawals/	Balance at
		FY	FY	FY	Distributions	Last FYE
Name	Plan Name	($)	($) (1)	($) (2)	($)	($) (3)
K.I. Chenault	RRP-RSP	N/A	$525,500	$64,946	$0	$5,455,573
	Deferral Plan	$392,308	N/A	$1,067,691	$0	$28,421,796
	Total	$392,308	$525,500	$1,132,637	$0	$33,877,369
E.P. Gilligan	RRP-RSP	N/A	$397,500	$210,924	$0	$3,542,616
	Deferral Plan	$525,000	N/A	$202,934	$234,908	$4,742,291
	Total	$525,000	$397,500	$413,858	$234,908	$8,284,907
S.J. Squeri	RRP-RSP	N/A	$285,250	$45,166	$0	$2,220,787
	Deferral Plan	$257,000	N/A	$248,296	$905,472	$5,167,396
	Total	$257,000	$285,250	$293,462	$905,472	$7,388,183
J.C. Campbell	RRP-RSP	N/A	$133,046	$1,561	$0	$134,607
	Deferral Plan	$117,000	N/A	$1,537	$0	$129,064
	Total	$117,000	$133,046	$3,098	$0	$263,671
D.E. Buckminster	RRP-RSP	N/A	$110,450	$24,363	$0	$883,449
	Deferral Plan	$600,000	N/A	$189,891	$0	$6,567,794
	Total	$600,000	$110,450	$214,254	$0	$7,451,243

(1)	The amounts in this column are also included in the Summary Compensation Table on page 40 under “All Other Compensation.”

(2)	Earnings on RRP-RSP and Deferral Plan balances are determined based on hypothetical investment of those account balances at the direction of the participant in the funds available under the RSP (other than the Self-Directed Brokerage Account). In addition to the investment funds in the RSP, a Market Interest Rate option is available for pre-2011 Deferral Plan balances only. The Market Interest Rate option earns a rate of return based on the SEC defined market rate for deferred compensation for the year, which is 120 percent of the long-term Applicable Federal Rate for December of the preceding year.

(3)	Of the total amounts shown in this column, the following amounts have been reported as “Salary,” “Bonus” or “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table in this proxy statement and prior years’ proxy statements: for Mr. Chenault, $9,797,098; for Mr. Campbell, $127,327; for Mr. Gilligan, $3,397,500; for Mr. Squeri, $2,225,692; and for Mr. Buckminster, $600,000. The amounts in the preceding sentence do not include: 1) amounts deferred by each executive before becoming an NEO; and 2) amounts reported in prior years’ proxy statements as above-market earnings on deferred compensation.

Retirement Savings Plan. Effective January 2010, all active participants, including the NEOs, were immediately 100 percent vested in the company matching contribution, which is generally up to 5 percent of total pay (base pay and eligible incentive pay capped at one times base pay). We may also contribute an annual discretionary profit sharing amount (ranging from 0-5 percent) for eligible employees based on our annual performance. As a result of our 2014 performance, the Board approved a profit sharing contribution of 3 percent of total pay for eligible employees (including NEOs). Company profit sharing contributions generally vest on the third anniversary of an employee’s service with the company.

For our employees who commenced their employment prior to April 1, 2007, we generally also contribute an additional conversion contribution of up to 8 percent of total pay. The percentage varies by individual based on their projected age and service as of December 31, 2008. The conversion contributions for the NEOs are as follows: Messrs. Chenault and Gilligan: 6.0 percent and Messrs. Squeri and Buckminster: 3.75 percent. Mr. Campbell commenced employment after April 1, 2007 and is not eligible for conversion contributions.

RRP-RSP. Each RRP participant has a RRP-RSP account for benefits that cannot be provided under the Retirement Savings Plan as a result of IRS limitations on tax-qualified plans. The RRP was amended effective January 1, 2011, such that the company matches employee contributions in the RRP-RSP account up to a maximum of 5 percent of total pay in excess of IRS compensation limits, only to the extent the employee voluntarily defers compensation under the company’s nonqualified Deferral Plan. All other company contributions to the RRP-RSP were not impacted by this amendment. Compensation for RRP-RSP account purposes includes the same components of compensation as for the Retirement Savings Plan, as well as the value of base pay and annual cash incentive amounts deferred by a participant under the nonqualified Deferral Plan. Participants may elect to receive payment of their RRP-RSP benefits in either a lump sum or annual installments over a period of five, ten, or 15 consecutive years. New participants will have a default lump-sum election for contributions attributable to the first year.

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Deferral Plan. As part of planning for retirement or other long-term financial needs, we provide the NEOs and certain other senior-level employees with an annual opportunity to defer receipt of a portion of their base salary or annual cash incentive award up to one times their base salary.

Under the Deferral Plan, participants may elect for payment to commence upon separation from service or a specified date at least five years after deferral, but not later than separation from service, and to receive payment in either a lump sum or annual installments over a period of five, ten or 15 consecutive years. For 2007 and prior years, participants were able to defer receipt until termination of employment or a specified date at least five years after deferral, but not later than ten years after termination of employment.

Deferral Plan Earnings. Starting January 1, 2011, earnings for NEOs on deferral balances are based on investment options similar to those offered under the Retirement Savings Plan (other than the Company Stock Fund and the Self Directed Brokerage Account). Furthermore, for participants, including NEOs, with pre-2011 balances, the Deferral Plan was amended to allow for an additional investment option that provides a market interest rate based on 120 percent of the long-term Applicable Federal Rate for December of the preceding year. Interest crediting on deferrals was previously based on ROE-linked interest crediting schedules.

Potential Payments Upon Termination or Change in Control (CIC)

The tables below show certain potential payments that would have been made to an NEO if the NEO’s employment had terminated on December 31, 2014, under various scenarios, including a Change in Control. The tables do not include the pension benefits or nonqualified deferred compensation that would be paid to an NEO, which are set forth in the Pension Benefits 2014 and Nonqualified Deferred Compensation 2014 tables above, except to the extent that the NEO is entitled to an additional benefit as a result of the termination. In addition, the tables do not include the value of vested but unexercised SOs as of December 31, 2014 and cash AIA and PG awards for performance cycles ending on December 31, 2014. The footnotes to the tables describe the assumptions used in estimating the amounts shown in the tables.

Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon an NEO’s termination of employment can only be determined at the time of an executive’s separation from the company.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT/CIC AS OF 12/31/14

K. I. Chenault

				Termination w/o	Termination w/o Cause
				Cause not	or Constructive Term.
				in Connection	in Connection
	Death	Disability	Retirement	with CIC	with CIC
	(a)	(a)	(b)	(c)	(d)
Incremental Benefits Due to Termination Event (1)
Severance	$0	$0	$0	$19,900,000	$19,900,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA (2)	$0	$0	$56,080,206	$0	$0
Deferred Compensation	$0	$0	$0	$943,405	$943,405
Retirement Savings Plan	$0	$56,921	$0	$0	$0
Other Benefits	$0	$0	$702,469	$284,455	$126,693
TOTAL VALUE OF INCREMENTAL BENEFITS	$0	$56,921	$56,782,675	$21,127,860	$20,970,098

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E. P. Gilligan

				Termination w/o	Termination w/o Cause
				Cause not	or Constructive Term.
				in Connection	in Connection
	Death	Disability	Retirement	with CIC	with CIC
	(a)	(a)	(b)	(c)	(d)
Incremental Benefits Due to Termination Event (1)
Severance	$0	$0	$0	$11,950,000	$11,950,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA (2)	$5,606,364	$5,606,364	$11,945,139	$5,606,364	$4,606,364
Deferred Compensation	$0	$0	$0	$0	$0
Retirement Savings Plan	$0	$406,728	$0	$0	$0
Other Benefits	$0	$0	$286,284	$302,591	$128,725
TOTAL VALUE OF INCREMENTAL BENEFITS	$5,606,364	$6,013,092	$12,231,423	$17,858,955	$16,685,089

S. J. Squeri

				Termination w/o	Termination w/o Cause
				Cause not	or Constructive Term.
				in Connection	in Connection
	Death	Disability	Retirement	with CIC	with CIC
	(a)	(a)	(b)	(c)	(d)
Incremental Benefits Due to Termination Event (1)
Severance	$0	$0	$0	$10,800,000	$10,800,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA (2)	$4,546,750	$4,546,750	$9,684,462	$4,546,750	$3,718,625
Deferred Compensation	$0	$0	$0	$28,091	$28,091
Retirement Savings Plan	$0	$331,596	$0	$0	$0
Other Benefits	$0	$0	$187,145	$248,662	$120,507
TOTAL VALUE OF INCREMENTAL BENEFITS	$4,546,750	$4,878,346	$9,871,607	$15,623,503	$14,667,223

J. C. Campbell

				Termination w/o	Termination w/o Cause
				Cause not	or Constructive Term.
			Voluntary	in Connection	in Connection
	Death	Disability	Resignation	with CIC	with CIC
	(a)	(a)	(b)	(c)	(d)
Incremental Benefits Due to Termination Event (1)
Severance	$0	$0	$0	$9,000,000	$9,000,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA (2)	$15,476,009	$15,476,009	$0	$13,386,974	$14,163,509
Deferred Compensation	N/A	N/A	N/A	N/A	N/A
Retirement Savings Plan	$57,692	$318,132	$0	$0	$0
Other Benefits	$0	$0	$0	$165,638	$130,638
TOTAL VALUE OF INCREMENTAL BENEFITS	$15,533,701	$15,794,141	$0	$22,552,612	$23,294,147

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D. E. Buckminster

				Termination w/o	Termination w/o Cause
				Cause not	or Constructive Term.
			Voluntary	in Connection	in Connection
	Death	Disability	resignation	with CIC	with CIC
	(a)	(a)	(b)	(c)	(d)
Incremental Benefits Due to Termination Event
Severance	$0	$0	$0	$5,300,000	$5,300,000
Pro-Rata Bonus	N/A	N/A	N/A	N/A	N/A
Value of Accelerated LTIA (2)	$7,479,432	$7,479,432	$0	$7,479,432	$6,691,932
Deferred Compensation	$0	$0	$0	$21,402	$21,402
Retirement Savings Plan	$0	$384,949	$0	$0	$0
Other Benefits	$0	$0	$0	$367,480	$271,959
TOTAL VALUE OF INCREMENTAL BENEFITS	$7,479,432	$7,864,381	$0	$13,168,314	$12,285,293

(1)	NEO is “retirement eligible” if he is at least age 55 with ten or more actual or deemed years of service to the company prior to termination of service. With respect to LTIA granted prior to 2013, once retirement eligible, the treatment of specific awards will vary based upon age and years of service at the time of retirement, subject to applicable performance, with all awards vesting in full after age 62 with ten or more actual or deemed years of service, subject to applicable performance. With respect to LTIA granted in 2013 or after, once retirement eligible, all LTIA outstanding for more than one year will vest in full upon retirement up until the NEO is at least age 62 with ten or more actual or deemed years of service to the company, at which time all outstanding LTIA will vest in full upon retirement, subject to applicable performance.
For Messrs. Chenault, Gilligan and Squeri the scenarios shown that are noted with (a), (c) and (d) include the incremental benefit that they would receive under these scenarios over and above what they would otherwise receive upon retirement.
For Mr. Campbell, the amounts in each column except Voluntary Resignation include a sign-on cash payment of $2,000,000 that will be made to him in each scenario in accordance with his employment offer letter to replace a portion of the long-term incentives he forfeited at his prior employer as a result of joining the company. In the event of Voluntary Resignation, the portion of the sign-on cash payment ($2,000,000) that has already been paid to him is required to be repaid to the company.
(2)	Value of Accelerated LTIA. RSU and SO values are based on $93.04, the closing price per share of our stock as of December 31, 2014. For SOs, the value reflects the “in the money” value of SOs that vest upon termination of employment or CIC. With respect to PGs, the value reflects the PG’s target value adjusted by the applicable payout percentage. For Mr. Gilligan and Mr. Squeri, a portion of their 2012 AIA was awarded in RSUs which will vest three years after the grant date and are not subject to continuous employment. This value is excluded from the table.
(a)	Death and Disability. An NEO or his designated beneficiary or estate would receive:
(i)	Pro Rata Bonus: A pro rata AIA for the year of termination; subject to Compensation Committee discretion.
(ii)	Value of Accelerated LTIA: Vesting of 100 percent of outstanding SOs, RSUs and PG awards starting with PG2013-15
(iii)	Retirement Savings Plan (RSP) and RRP-RSP: Immediate vesting of any unvested account balances related to company contributions. Upon disability, future employer contributions in the RSP through age 65.
(b)	Retirement/Voluntary Resignation. For non-retirement eligible NEOs, 100 percent of AIA bonus and 100 percent of unvested LTIA will be forfeited. Since Mr. Chenault, Mr. Gilligan and Mr. Squeri are retirement eligible, they would receive:
(i)	Pro Rata Bonus: A pro rata AIA for the year of termination; subject to Compensation Committee discretion.
(ii)	Value of Accelerated LTIA:
•	Stock options: For Mr. Chenault, all unvested SOs outstanding will vest; for Mr. Gilligan and Mr. Squeri, a portion of the unvested SOs outstanding for more than one year continue to vest for grants prior to 2013 and for grants post 2013 all unvested SOs outstanding for more than one year continue to vest, subject to performance.
•	PG Awards: For Mr. Chenault, 100 percent of the grants vest in full; for Mr. Gilligan and Mr. Squeri, 100 percent of the grants vest in full if outstanding more than one year, subject to performance.
•	RSUs: For Mr. Chenault, all unvested RSUs will continue to vest; for Mr. Gilligan and Mr. Squeri, all unvested RSUs outstanding for more than one year continue to vest subject to performance. The amount for Mr. Chenault also includes the full value of 2014 AIA and PG awards (PG2012-14) that were granted in the form of 108,370 RSUs in January 2015, but does not include the value of 2013 AIA and PG awards (PG2011-13 final payment) that were granted in the form of 65,096 RSUs in January 2014 as these were included in the table last year and vested fully in January 2015.
(iii)	Other Benefits: For retirement eligible NEOs, the cash surrender value of the life insurance under our Key Executive Life Insurance Plan.

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(c)	Termination without Cause Not in Connection with a Change in Control. In the event of termination without cause not in connection with a CIC, an NEO would receive:
(i)	Severance: Two years’ annual compensation, which includes two times base salary and two times the amount of the last AIA paid.
(ii)	Pro Rata Bonus: A pro rata portion of the AIA for the year of termination is paid out at the end of the performance period, subject to CBC negative discretion.
(iii)	Value of Accelerated LTIA:
•	For non-retirement eligible employees: LTIA continues to vest and stock options remain exercisable during the severance period and are canceled on the earlier of their expiration date (for SOs only), the end of the severance period or the commencement of full-time outside employment. PG awards that remain outstanding at the end of the NEO’s severance period are canceled.
•	Retirement eligible employees and employees who become retirement eligible prior to end of severance period: LTIA will vest as described in footnote (1) above. As a result for Mr. Chenault, all PG, SO and RSU awards will vest in full and Messrs. Gilligan, Squeri and Buckminster will vest partially in unvested LTIAs.
(iv)	Deferred Compensation: Reflects two years of additional interest crediting (using the prior year’s interest rate assuming 3.29 percent for 1994–2004 programs) on the grandfathered amounts (amounts that were earned and vested prior to December 31, 2004).
•	Non-retirement eligible: Account balance is paid in a lump sum—grandfathered amounts are paid at the end of the two-year severance period and all other amounts are paid on a date at least six months following the date of termination.
•	Retirement eligible: Amounts are paid at the time and in the form (lump sum or installments) elected by the NEO; otherwise the NEO’s account balance is paid in a lump sum—grandfathered amounts are paid at the end of the two-year severance period and all other amounts are paid on a date at least six months following the date of termination.
(v)	Other Benefits:Two years of contributions to U.S. medical, dental, health savings accounts and premiums, if applicable, under the basic and Key Executive Life Insurance Plans; perquisite allowance for the year of termination ($35,000 for all NEOs); and outplacement services ($100,000 for all NEOs).
(d)	Termination without Cause or Constructive Termination in Connection with a Change in Control. In the event of termination without cause or constructive termination in connection with a CIC, an NEO would receive:
(i)	Severance: Two years’ annual compensation, which includes two times base salary and two times the amount of the last AIA paid.
(ii)	Pro Rata Bonus: A pro rata portion of the AIA for the year of termination is paid out at the end of the performance period, subject to CBC negative discretion.
(iii)	Value of Accelerated LTIA: For awards granted after December 2010, upon employment termination (“double trigger”), 100 percent vesting of SOs and RSUs upon CIC and a pro rata portion of outstanding PG awards based on the average of the payout percentages for the last two PG programs paid out before the CIC. For awards granted before January 2011, the same treatments apply, except employment termination is not required (“single trigger”) for equity award vesting.
(iv)	Deferred Compensation: Reflects two years of interest crediting (using the prior year’s interest rate assuming 3.29 percent for 1994–2004 programs) on the grandfathered amounts (amounts that were earned and vested prior to December 31, 2004). Grandfathered amounts are paid in a lump sum on a date that is at least six months following the date of termination. If the NEO is retirement eligible, all other account balances are paid at the time and in the form (lump sum or installments) elected by the NEO. If the NEO is not retirement eligible, all other account balances are paid in a lump sum on a date that is at least six months following the date of termination.
(v)	Other Benefits: Two years of contribution to U.S. medical, dental and health savings accounts, premiums toward basic life insurance, outplacement services ($100,000 for all NEOs); and, if applicable, the cash surrender value of the life insurance under our Key Executive Life Insurance Plan.
(vi)	Excise Tax Reimbursement and Tax Gross-Up: Effective January 2011, we no longer provide excise tax reimbursements and tax gross-up payments in the case of a CIC, as a result the table above does not reflect any value.

EQUITY COMPENSATION PLANS

The following table provides summary information with respect to the company’s equity compensation plans under which the company’s common shares may be issued to employees or non-employees (such as consultants or advisors) as of December 31, 2014, each of which was approved by shareholders. Information relating to employee stock purchase plans and employee savings plans (such as 401(k) plans) is not included. Information is provided in the aggregate for the company’s equity compensation plans which have been approved by the company’s shareholders. There are no plans that have not been approved by shareholders.

EQUITY COMPENSATION PLAN INFORMATION

	(A)		(C)
	Number of Securities to be	(B)	Number of Securities Remaining
	Issued Upon Exercise of	Weighted-Average Exercise	Available for Future Issuance Under
	Outstanding Options,	Price of Outstanding Options,	Equity Compensation Plans (Excluding
Plan Category	Warrants and Rights	Warrants and Rights	Securities Reflected in Column (A))
Equity compensation plans approved by shareholders	13,416,090	$44.89	34,946,876
Equity compensation plans not approved by shareholders	0	0	0

TOTAL	13,416,090	$44.89	34,946,876

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ITEM 1—	ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

Board Membership Criteria and Diversity

Our board, acting through the Nominating and Governance Committee, seeks a board of directors that, as a whole, possesses the mix of experiences, skills, expertise and qualifications appropriate to support the success of the company and function effectively in light of the company’s current and evolving business circumstances.

Our Corporate Governance Principles provide that directors should be people who have achieved prominence in their fields and who possess significant experience in areas of importance to us as a large, global public company. The minimum personal characteristics that must be met by a nominee include integrity, independence, energy, forthrightness, strong analytical skills, and the commitment to devote the necessary time and attention to the company’s affairs.

Candidates are assessed based on their history of achievement, background, specific skills, expertise or experience, and personal attributes.

The committee looks for directors who have established records of significant accomplishment in leading large, complex organizations and global businesses and in areas relevant to our success and our strategy, financial expertise, and experience on one or more boards of significant public or nonprofit organizations.

Board Diversity

While we do not have a specific policy on diversity of the board, our governance principles provide that the board should be diverse, engaged and independent. The Nominating and Governance Committee considers diversity of the board, including gender and racial diversity. We believe the composition of our board reflects a diversity of skills, professional and personal backgrounds and experience.

The committee also seeks candidates who have demonstrated they have the ability to challenge and stimulate management and to exercise sound judgment. Candidates must also demonstrate a willingness to work as part of a team in an atmosphere of trust and a commitment to represent the interests of all shareholders rather than those of a specific constituency.

Our governance principles provide that while the board need not adhere to a fixed number of directors, generally a board composed of 12-14 directors offers a sufficiently large and diverse group to address the important issues facing the company while being small enough to encourage personal involvement and discussion.

DIRECTOR NOMINATION PROCESS

The Nominating and Governance Committee considers and recommends the annual slate of director nominees. In determining the slate of nominees and whether to seek one or more new candidates, the committee reviews the size of the board, the tenure of our directors, their skills, backgrounds, life experiences, and contributions, as well as the diversity of the board. The committee also assesses the knowledge, skills, and experiences of the board as a whole in relation to the strategic vision and business circumstances of the company to determine if there is particular knowledge, skills or expertise that it should seek to add to the board. Each member of the committee participates in the review and discussion of director candidates. Where appropriate, directors who are not on the committee are encouraged to meet with and evaluate the suitability of potential candidates.

The committee is authorized to and has engaged a professional search firm to assist it to identify, evaluate and conduct due diligence on potential director candidates. Mr. Leavitt, who is being proposed for election to the board, was identified as a potential candidate by the search firm. The committee also considers all shareholder recommendations for director candidates and applies the same standards in considering candidates submitted by shareholders as it does in evaluating other candidates. Shareholders can recommend candidates by writing to the Nominating and Governance Committee in care of the Corporate Secretary, whose contact information is on page 13.

Shareholders who wish to submit nominees for election at an annual or special meeting of shareholders should follow the procedure described on page 75.

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OUR DIRECTORS’ QUALIFICATIONS AND EXPERIENCE

The experiences of the board’s slate of director candidates enable our directors to represent shareholder interests by providing sound judgment, critical viewpoints and guidance on the issues, opportunities and challenges facing American Express in today’s environment, and by evaluating the company’s performance. Our company is a global services company that provides customers with access to products, insights and experiences that enrich lives and build business success. We provide innovative payment solutions for individuals and businesses of all sizes around the world. We have a highly valued brand, we are regulated in many jurisdictions, and we operate in a rapidly evolving, technology-dependent and highly competitive environment. We are transforming our existing businesses and creating new products and services for the digital marketplace as we seek to enhance our customers’ digital experiences and develop platforms for online and mobile commerce.

Our directors have held senior positions as leaders of various large, complex organizations and in government, demonstrating their ability to develop and execute significant and complex policy and operational objectives at the highest levels. Many of our directors have been chief executives or chief operating officers of large, global businesses through which they have developed expertise and experience in core business skills such as strategy and business development, responding to rapidly evolving business environments, fostering innovation and business transformation, operations, talent management and leadership development, and compliance, controls and risk management.

Our directors’ skills, expertise, backgrounds and experience collectively encompass the following areas:

Skill and expertise	Relevance to American Express
Leadership experience and core business skills	which are relevant as we pursue our growth and business transformation strategies and our control and compliance objectives
Digital, social media, mobile and technology experience	which are relevant as we evolve our traditional businesses for an increasingly digital world
Government, legal and public policy experience	which are relevant to the oversight of our legal and regulatory compliance, government and regulatory relations, and social and public responsibility
Brand management and marketing experience	which are relevant as we fulfill our vision to be the world’s most respected service brand
Global business experience	which are relevant as we grow our business in international and emerging markets
Financial and risk management expertise	which is relevant to advising on and overseeing our capital structure, financing and capital markets strategies, investments, financial reporting and internal controls and risk management
Financial, investment and mergers and acquisitions expertise	which are relevant to advising on our business development, acquisition and joint venture strategies and to evaluating potential business partners and business plans
Public company board and committee experience	which are relevant to providing guidance and insights relating to company and board governance, board operations and effectiveness, oversight of financial reporting, compliance, controls and risk management, assessment of management performance, and oversight of our corporate citizenship philosophy and programs

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Our Director Nominees

Our board of directors currently has 12 members. Each current director other than Mr. Reinemund is standing for reelection. Our board is also nominating Michael O. Leavitt for election as a director. Each nominee is standing for election to hold office until the next annual meeting of shareholders and until his or her successor is duly elected and qualified. Our board has appointed Jeffrey Campbell, Laureen Seeger, Carol Schwartz and Richard Starr as proxies who will vote your shares on your behalf. These individuals intend to vote for the election of each of the 12 candidates nominated by the board unless you indicate on the proxy or voting instruction form that you would like to abstain from voting for, or vote against, any or all of the nominees. The telephone and Internet voting procedures will include instructions on how to vote. Each of the candidates nominated by the board has consented to being named in this proxy statement and, if elected, serving as a director. However, if any nominee is not able to serve, the board can either nominate a different person or reduce the size of the board of directors. If the board nominates another individual, the persons named as proxies may vote for such person.

ITEM 1 RECOMMENDATION: Our board of directors recommends a vote FOR the election of the following nominees as directors.

We indicate below the principal occupation of each nominee. We also indicate other information about the backgrounds and experiences of the nominees including specific qualifications, experience, skills and expertise considered by the Nominating and Governance Committee as relevant to each of the nominee’s candidacy as a director.

Charlene Barshefsky

Director since 2001
Age 64

Specific qualifications, experience, skills and expertise:

•   Senior leadership and government experience

•   Government, legal and public policy expertise

•   Global experience

•   Public company director and committee experience

Senior International Partner, WilmerHale, multinational law firm, Washington, D.C., since 2001, practicing in areas including international business transactions, government relations, market access, and regulation of business and investment. Prior to joining WilmerHale, Ambassador Barshefsky was the United States Trade Representative (USTR) and a member of the President’s Cabinet from 1997 to 2001, and Acting and Deputy USTR from 1993 to 1996. As the USTR, she served as chief trade negotiator and principal trade policymaker for the United States and, in both roles, negotiated complex market access, regulatory, and investment agreements with virtually every major country in the world. Ambassador Barshefsky is a director of The Estée Lauder Companies Inc., Starwood Hotels & Resorts Worldwide, Inc., and Intel Corporation. She is a trustee of the Howard Hughes Medical Institute and a member of the Council on Foreign Relations.

Ambassador Barshefsky brings to the board a combination of high-level U.S. government service, experience as a strategic advisor to numerous U.S. and international companies with respect to their international businesses, experience with foreign governments, and broad legal and public policy expertise, as well as her public company director experience. Through her government and private experience, Ambassador Barshefsky also has substantial experience relating to conducting business in China and other emerging markets.

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Ursula M. Burns

Director since 2004
Age 56

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as CEO of Xerox

•   Core business, management and leadership skills

•   Global business experience and technology expertise

•   Public company director and committee experience

Chairman and Chief Executive Officer, Xerox Corporation, a global company engaged in business processes and document management, since May 2010; Chief Executive Officer and director since July 2009; President and director, April 2007-July 2009; and Senior Vice President and President, Business Group Operations, January 2003-April 2007. Ms. Burns is a director of Exxon Mobil Corporation. She is a trustee of the Ford Foundation and of the Massachusetts Institute of Technology and serves as director of FIRST (For Inspiration and Recognition of Science and Technology), National Academy Foundation, and the U.S. Olympic Committee. In March 2010, President Barack Obama appointed Ms. Burns Vice Chair of the President’s Export Council.

Ms. Burns has extensive senior management, operating, and leadership experience through her business career at Xerox. Ms. Burns brings to the board her core business and leadership skills, her perspective as a current CEO of a technology-driven global company, her experience in driving innovation, technology development, and business expansion, as well as her public company director and public policy experience.

Kenneth I. Chenault

Director since 1997
Age 63

Specific qualifications, experience, skills and expertise:

•   Company CEO’s unique perspective and insights, including in respect of the company’s businesses, relationships, competitive and financial positioning, senior leadership, strategic opportunities and challenges, and innovation and digital transformation

•   Operating, business, and senior management experience as chief executive officer of a global business

•   Expertise in payments, network, brand management, mobile commerce, and technology and digital innovation

•   Core business, management and leadership skills

•   Public company director and committee experience

Chairman and Chief Executive Officer, American Express Company, April 2001-present. Mr. Chenault joined American Express in 1981 and was named President of the U.S. division of American Express Travel Related Services Company, Inc. in 1993,Vice Chairman of American Express Company in 1995, President and Chief Operating Officer in 1997 and Chief Executive Officer in January 2001. Mr. Chenault serves as a director of International Business Machines Corporation (IBM) and The Procter & Gamble Company. Mr. Chenault is a member of The World Trade Center Memorial Foundation and a trustee of the NYU Langone Medical Center.

Mr. Chenault brings the unique perspective of the company’s Chief Executive Officer, his expertise in the payments, network, and travel businesses, his relationships in the United States and internationally with the company’s customers, suppliers, and business partners, his deep knowledge of the company’s industry, competitive developments, and executive talent, and his ability to lead the company in a rapidly changing digital economy, as well as his public company director experience, to his leadership of the board.

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Peter Chernin

Director since 2006
Age 63

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as former President and COO of News Corporation

•   Core business, management and leadership skills

•   Expertise in online and digital markets, media, social networking and other new technologies

•   Public company director and committee experience

Founder and Chairman, Chernin Entertainment, Inc., a film and television production company, and The Chernin Group, which is involved in strategic opportunities in media, technology and entertainment, June 2009-present. Mr. Chernin was President, Chief Operating Officer, and a director of News Corporation from October 1996 to June 2009, and was Chairman and Chief Executive Officer of the Fox Group, where he oversaw the global operations of the company’s film, television, satellite cable and digital media businesses. At News Corporation, Mr. Chernin led the company’s expansion into the broadband and mobile markets, through the creation of Fox Interactive Media, Hulu, Jamba and other digital properties. He is a director of Pandora Media, Inc. and Twitter, Inc. Mr. Chernin is a Chairman and Co-Founder of Malaria No More and a director of the Harvard AIDS Initiative. Mr. Chernin is a former director of News Corporation, DirecTV, Inc. and Gemstar/T.V. Guide International.

Mr. Chernin brings to the board his extensive senior leadership, financial and management experience, and his experience in building industry-leading businesses, developing innovative and forward-thinking approaches, and expanding traditional businesses in online and digital markets, as well as his core business skills and public company director experience.

Anne Lauvergeon

Director since 2013
Age 55

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as former CEO of AREVA Group

•   Core business, management and leadership skills

•   Global perspective and international business experience

•   Public company director and committee experience

Chairman and Chief Executive Officer, A.L.P. SAS, a French advisory company. Chairman of Sigfox, a French start-up that operates a cellular network dedicated exclusively to small messages, since April 2014. Former Partner and Managing Director, Efficiency Capital, an advisory firm dedicated to funding technology and natural resources, from 2012 to April 2014; Former Chief Executive Officer of AREVA Group, the leading French energy company, from July 2001 to June 2011; former Chairman and Chief Executive Officer of AREVA NC (formerly Cogema) from June 1999 to June 2011. Ms. Lauvergeon started her professional career in 1983 in the steel industry and in 1990 she was named Advisor for Economic International Affairs at the French Presidency and Deputy Chief of Staff in 1991. In 1995 she became a Partner of Lazard Frères & Cie, subsequently joining Alcatel Telecom as Senior Executive Vice President in 1997. Ms. Lauvergeon is a director of Rio Tinto Plc, Total S.A. and Airbus Group. She is a former director of Vodafone Group Plc, GDF Suez S.A., Suez S.A., and Safran S.A. Ms. Lauvergeon has been a member of the United Nations Global Compact Board, has been an executive committee member of the World Business Council for Sustainable Development, and serves in various not for profit organizations in France.

Ms. Lauvergeon has a diverse and internationally focused background, including in government and business. She has extensive senior management, operating and leadership experience through her business career including as CEO of AREVA. Ms. Lauvergeon brings to the board her core business, strategy development and leadership skills, her global and European perspective, her large international network, her experience leading in a highly regulated, transforming industry, as well as her public company director experience.

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Michael O. Leavitt

Director Nominee
Age 64

Specific qualifications, experience, skills and expertise:

•   Extensive senior executive and government experience, including as former Governor of Utah

•   Core business, management and leadership skills

•   Government and public policy expertise

•   Public company director and committee experience

Founder and Chairman, Leavitt Partners, LLC, a health care consulting firm, since 2009. Chairman of Leavitt Equity Partners, a private equity fund, formed in 2014. Prior to that Governor Leavitt was the United States Secretary of Health and Human Services from 2005 to 2009; Administrator of the Environmental Protection Agency from 2003 to 2005; and Governor of Utah from 1993 to 2003. Governor Leavitt is a director of HealthEquity, Inc. and Medtronic, Inc.

Governor Leavitt brings to the board his extensive management and leadership experience, including serving as the Governor of Utah, a large state with a diverse body of constituents, appointments to positions with the U.S. government, where he oversaw and advised on issues of national concern, and overseeing Leavitt Partners’ work advising clients and making investments in the health care sector. Mr. Leavitt has decades of leadership experience with valuable knowledge of the governmental regulatory environment and corporate governance.

Theodore J. Leonsis

Director since 2010
Age 59

Specific qualifications, experience, skills and expertise:

•   CEO, operating and senior management experience currently as CEO of Monumental Sports & Entertainment and formerly as a senior AOL executive

•   Internet pioneer and entrepreneur

•   Expertise in identifying business opportunities and driving new strategies based on changing technologies, social media, digital marketing and the Internet

•   Brand management and marketing skills

Chairman and Chief Executive Officer, Monumental Sports & Entertainment, LLC, a sports and entertainment company that owns the NBA’s Washington Wizards, NHL’s Washington Capitals, WNBA’s Washington Mystics, and the Verizon Center in Washington, D.C., since 1999. Mr. Leonsis is also a Vice Chairman Emeritus of AOL LLC, a leading global ad-supported Web company, since December 2006. Mr. Leonsis held a number of executive positions with AOL from September 1994 to December 2006, most recently as Vice Chairman and President, AOL Audience Business. Mr. Leonsis is Chairman of the Board of Groupon, Inc. He is also a filmmaker, an author, and a director of several private Internet and technologies companies and educational institutions. Mr. Leonsis was Chairman of Revolution Money, Inc., which American Express acquired in January 2010. In November 2011, Mr. Leonsis co-founded Revolution Growth II, LP, a “speed-up capital” fund to invest in technology-enabled businesses.

Mr. Leonsis is an acknowledged innovator and Internet entrepreneur. He brings to the board his experience in digital businesses, his innovative approaches, and his experiences identifying business opportunities and driving new strategies based on changing technologies, social media and the Internet.

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Richard C. Levin

Director since 2007
Age 67

Specific qualifications, experience, skills and expertise:

•   Recognized leader of American higher education

•   Distinguished economist, with expertise in economic theory, statistical analysis, modeling and analyzing economic trends

•   Leader in U.S.-China cooperation through his development of extensive relationships between Yale University and China

Chief Executive Officer, Coursera, an educational platform that partners with top universities and organizations worldwide to offer courses online, since April 2014. President Emeritus, Yale University, a private, independent university. President of Yale from July 1993-August 2013. Frederick William Beinecke Professor of Economics. Former Chair of Yale’s Economics Department and Dean of Yale’s Graduate School of Arts and Science. Mr. Levin is a trustee of the William and Flora Hewlett Foundation, one of the largest philanthropic organizations in the United States. He is a fellow of the American Academy of Arts and Sciences and the American Philosophical Society. He is a director of C-3, an energy resource management company, and a former director of Satmetrix Systems, Inc. and Lucent Technologies. Mr. Levin has served on a number of Presidential Commissions and was appointed by President Barack Obama to serve on the President’s Council of Advisors for Science and Technology.

Mr. Levin brings to the board his experience and vision in leading Yale University, one of the world’s most prestigious institutions of higher education, his involvement in a wide range of international initiatives at Yale University, his expertise in economics, statistics, and analysis, his experiences as CEO of Coursera, and his public company director and public policy experience.

Samuel J. Palmisano

Director since 2013
Age 63

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as former CEO of IBM

•   Core business, management and leadership skills

•   Experience driving transformation of a global, complex technologies business

•   Public company director and committee experience

Former Chairman, President and Chief Executive Officer, IBM, a company that provides business and information technology products and services. Mr. Palmisano joined IBM in 1973. He was elected Senior Vice President and Group Executive of the Personal Systems Group in 1997, Senior Vice President and Group Executive of IBM Global Services in 1998, Senior Vice President and Group Executive of Enterprise Systems in 1999, President and Chief Operating Officer in 2000, Chief Executive Officer in 2002 and Chairman of the Board in 2003. Mr. Palmisano was President and Chief Executive Officer through 2011, Chairman through September 2012, and senior adviser to IBM through December 2012. Mr. Palmisano is a director of Exxon Mobil Corporation and Chairman of the Center For Global Enterprises.

Mr. Palmisano has extensive senior management, operating and leadership experience through his business career at IBM. Mr. Palmisano brings to the board his experience and skills in driving change and innovation, business transformation, developing leaders, strategy development and other core business and leadership skills, as well as his public company director experience.

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Daniel L. Vasella

Director since 2012
Age 61

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as former CEO of Novartis

•   Core business, management and leadership skills

•   Global perspective and experience in developing and executing business strategy in rapidly changing markets

•   Public company director and committee experience

Honorary Chairman and Former Chairman and Chief Executive Officer, Novartis AG, a company that engages in the research, development, manufacture and marketing of health care products worldwide. Dr. Vasella served as Chairman of Novartis from 1999 to February 2013 and as Chief Executive Officer from 1996 to January 2010. From 1992 to 1996, Dr. Vasella held the positions of Chief Executive Officer, Chief Operating Officer, Senior Vice President and Head of Worldwide Development and Head of Corporate Marketing at Sandoz Pharma Ltd. Dr. Vasella is a director of PepsiCo, Inc., a member of the International Business Leaders Advisory Council for the Mayor of Shanghai, a foreign honorary member of the Academy of Arts and Sciences, a trustee of the Carnegie Endowment for International Peace and a member of several industry associations and educational institutions.

Dr. Vasella has extensive senior management, operating and leadership experience through his business career at Novartis. Dr. Vasella brings to the board his core business and leadership skills, his global marketing experience, and his experience leading a highly regulated, global business in rapidly changing markets, as well as his public company director experience.

Robert D. Walter

Director since 2002
Age 69

Specific qualifications, experience, skills and expertise:

•   Operating and management experience, including as former CEO of Cardinal Health

•   Core business, management and leadership skills

•   Expertise in finance, business development and business integrations

•   Public company director and committee experience

Founder and Former Chairman and Chief Executive Officer, Cardinal Health, Inc., a company that provides products and services supporting the health care industry. Mr. Walter retired from Cardinal Health in June 2008. Prior to his retirement, he served as Executive Director, November 2007-June 2008; Executive Chairman of the Board, April 2006-November 2007; and Chairman and Chief Executive Officer, 1979-April 2006. Mr. Walter is a director of Nordstrom, Inc. and YUM! Brands, Inc. Mr. Walter is a former director of Cardinal Health and Battelle Memorial Institute.

Mr. Walter brings to the board his business acumen and financial, investment, core business and leadership skills developed as the founder and chief executive officer of a global Fortune 100 company, a successful entrepreneur and investor, as well as his public company director experience.

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Ronald A. Williams

Director since 2007
Age 65

Specific qualifications, experience, skills and expertise:

•   Operating and senior management experience, including as former CEO of Aetna

•   Core business, management and leadership skills

•   Financial and risk management expertise and experience in creating innovation through information technology

•   Public company director and committee experience

Former Chairman and Chief Executive Officer, Aetna Inc., a leading diversified health care benefits company; Chairman, from October 2006 to April 2011; Chief Executive Officer, February 2006 to November 2010; President, May 2002 to July 2007. Mr. Williams is a director of The Boeing Company and Johnson & Johnson, and is lead director of Envision Healthcare. He serves as an operating advisor to Clayton, Dubilier & Rice, LLC. He is a member of The Business Council and a trustee of the Massachusetts Institute of Technology where he is also a member of the Dean’s Advisory Council and Alfred P. Sloan Management Society. He is also a trustee of the Committee for Economic Development. He is a former director of Lucent Technologies. Prior to joining Aetna, Mr. Williams co-founded several businesses and served in senior management positions at a number of other companies.

Mr. Williams brings to the board his extensive management, operations, and business experience leading in a rapidly changing and highly regulated industry, his focus on innovation through information technology, his leadership, financial, risk management and core business skills, and his public company director experience.

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ITEM 2—	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Compliance Committee has sole authority to appoint and replace the company’s independent registered public accounting firm, which shall report directly to the committee, and is directly responsible for the compensation and oversight of the work of the independent registered public accounting firm.

Each year the Audit and Compliance Committee reviews our accounting firm’s qualifications, performance and independence in accordance with regulatory requirements and guidelines. This includes a review of the firm’s internal quality control procedures, results of its most recent quality control reviews and steps taken to enhance the quality of its audits, and issues raised by recent governmental investigations. The committee reviews auditor independence matters, the firm’s audit strategy for the company, terms of the audit engagement, and the firm’s capabilities and communications to the committee. In February 2015, the committee reappointed PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the year beginning January 1, 2015. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Chairman of the Audit and Compliance Committee was directly involved in the selection of PwC’s lead engagement partner.

PwC has been our independent auditor since 2005. Our Audit and Compliance Committee charter requires a detailed review at least every ten years of the company’s independent auditor, including a comparison of resources available in other audit firms. The committee conducted such a review in 2014, which included an assessment of the firm’s professional expertise, audit engagement team performance, independence, communications and fees.

We are asking shareholders to ratify the appointment of PwC for 2015. If shareholders fail to ratify the appointment, the Audit and Compliance Committee will consider it a direction to consider other accounting firms for the subsequent year. One or more representatives of PwC will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The members of the Audit and Compliance Committee believe that the continued retention of PwC to serve as the company’s independent auditor for 2015 is in the best interest of the company and its shareholders.

PricewaterhouseCoopers LLP Fees and Services

FEES FOR FISCAL 2014 AND FISCAL 2013

The following table sets forth the aggregate fees billed or to be billed by PwC for each of the last two fiscal years (in thousands):

Types of Fees	Fiscal 2014	Fiscal 2013
Audit Fees	$21,256	$20,695
Audit-Related Fees(1)	4,553	3,933
Tax Fees	137	119
Other Fees	65	74
TOTAL	$26,011	$24,821

(1)	PwC performs the audit of the company’s pension plans for Switzerland and Hong Kong where the fees are paid by the respective plan and not by the company. These fees are not included in Audit-Related Fees since they were not paid by the company. The total fees in 2014 for these two audits were $35K.

In the table above, in accordance with the SEC’s rules, “Audit Fees” consist of fees for professional services rendered for the integrated audit of our financial statements, review of the interim consolidated financial statements included in quarterly reports, and services provided in connection with statutory and regulatory filings or engagements and other attest services. “Audit-Related Fees” consist of fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements. The services included employee benefit plan audits, internal control reviews, attest services not required by statute or regulation, and consultations on financial accounting and reporting matters not classified as audit. “Tax Fees” consist of fees for professional services rendered for tax compliance and tax consulting services. “Other Fees” are fees for any services not included in the first three categories.

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POLICY ON PRE-APPROVAL OF SERVICES PROVIDED BY PRICEWATERHOUSECOOPERS LLP

The terms of our engagement of PwC are subject to the pre-approval of the Audit and Compliance Committee. All audit and permitted non-audit services require pre-approval by the committee in accordance with pre-approval procedures established by the committee. In accordance with SEC rules, the committee’s pre-approval procedures have two different approaches to pre-approving audit and permitted non-audit services performed by PwC. Proposed services may be pre-approved pursuant to procedures established by the committee that are detailed as to a particular class of service without consideration by the committee of the specific case-by-case services to be performed if the relevant services are predictable and recurring. We refer to this pre-approval method as “general pre-approval.” If a class of service has not received general pre-approval, the service will require specific pre-approval by the committee before such service is provided by PwC. All services provided by our independent registered public accounting firm have been pre-approved in accordance with these procedures. The procedures require all proposed engagements of PwC for services of any kind to be directed to the company’s comptroller and then submitted for approval to the committee (or, should a time-sensitive need arise, to its chairman) prior to the beginning of any services.

OTHER TRANSACTIONS WITH PRICEWATERHOUSECOOPERS LLP

We have a number of business relationships with individual member firms of the worldwide PricewaterhouseCoopers organization. Our subsidiaries provide card services to some of these firms and these firms pay fees to our subsidiaries. These services are in the normal course of business, and we provide them pursuant to arrangements that we offer to other similar clients.

ITEM 2 RECOMMENDATION: Our board of directors recommends that you vote FOR the following resolution:

RESOLVED that the appointment by the Audit and Compliance Committee of the company’s board of directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the company, to audit the accounts of the company and its subsidiaries for 2015, is ratified and approved.

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ITEM 3—	ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION (SAY ON PAY)

As part of our commitment to high standards of governance and pursuant to regulations under Section 14A of the Securities Exchange Act of 1934, we seek your advisory vote on our executive compensation as described in the Compensation Discussion and Analysis and the tabular (and accompanying narrative) disclosure provided on pages 23-39. This proposal, known as a “say on pay” vote, gives you the opportunity to express your view on our fiscal 2014 executive compensation programs and policies for the NEOs in this proxy statement. While the vote does not address any specific item of compensation and is not binding on the board, the Compensation and Benefits Committee will review the voting results and consider the outcome of the vote when making future executive compensation decisions.

We recognize the interest our shareholders have in the company’s executive compensation program. As such, we currently hold an annual “say on pay” vote. While the vote is advisory, the Compensation and Benefits Committee will review the results and consider the outcome in making future decisions about our executive compensation programs. Our next such advisory vote will occur at the 2016 annual meeting.

Our board believes that the compensation of our executive officers is aligned with performance, is sensitive to our share price, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber of executive talent necessary to drive our business forward and build sustainable value for our shareholders. We believe the program delivers pay which is strongly linked to company performance over time.

ITEM 3 RECOMMENDATION: Our board of directors recommends that you vote FOR the following advisory resolution:

RESOLVED that the compensation paid to the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is approved.

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ITEM 4—	SHAREHOLDER PROPOSAL RELATING TO ANNUAL DISCLOSURE OF EEO-1 DATA

The New York City Comptroller, the custodian and/or trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, the New York City Police Pension Fund, and the New York City Board of Education Retirement System (the “Systems”), has advised that the Systems are the beneficial owner of 4,074,803 common shares and that they intend to introduce the resolution below. This resolution is co-sponsored by the State Universities Retirement System of Illinois which has advised that it is the beneficial owner of 180,576 common shares. Addresses for each of the proponents will be supplied promptly upon oral or written request to our Secretary.

RESOLVED: Shareholders request that the Board of Directors adopt and enforce a policy requiring American Express Company (the “Company”) to disclose annually its EEO-1 data—a comprehensive breakdown of its workforce by race and gender according to 10 employment categories—in its corporate responsibility report, beginning in 2015.

Supporting Statement

The financial services industry, of which the Company is a part, is characterized by the persistent and pervasive underrepresentation of minorities and women, particularly in senior positions.

Overall, the number of minorities and women holding management-level jobs in the financial sector did not substantially change over the 18 years from 1993-2011, according to May 2010 and April 2013 reports by the U.S. Government Accountability Office (GAO). (See http://www.gao.gov/assets/660/653814.pdf; http://www.gao.gov/new.items/d10736t.pdf). In 2011, minority men and women together held only 10 percent of senior positions at financial firms, with African-Americans holding 2.7 percent, Hispanics 3.3 percent, and Asians 4.1 percent. Additionally, in 2008, the most recent such data provided by the GAO, white men held 64 percent of senior jobs, more than twice as many as white women, who held only 27 percent.

Citing data from the 2010 GAO report, SEC Commissioner Luis A. Aguilar observed in a 2011 speech that “the lack of diversity in the securities industry is particularly acute. …Clearly, the industry must do substantially better.”

Commissioner Aguilar’s concerns are borne out by numerous studies suggesting that companies with comprehensive diversity policies and programs, and strong leadership commitment to implementation, enhance their long-term value. These companies reduce potential legal and reputational risks associated with workplace discrimination and build reputations as fair employers. Equally important, the varied perspectives of a diverse workforce can provide a competitive advantage in terms of creativity and innovation, while eliminating the limitations of ”groupthink.” Diversity can also spur increased productivity and lift employee morale.

Many financial firms say they are making serious efforts to recruit, retain and promote minorities and women. But without quantitative disclosure, shareholders have no way to evaluate and benchmark the effectiveness of their efforts.

Federal law requires companies with 100 or more employees to annually submit an EEO-1 Report to the Equal Employment Opportunity Commission. The report profiles a company’s workforce by race and gender according to 10 job categories, including senior management.

Disclosure of the Company’s EEO-1 data would allow shareholders to evaluate the effectiveness of its efforts to increase the diversity of its workforce throughout its ranks, and at minimal cost. In addition, we believe full disclosure of the Company’s EEO-1 data would drive management and the Board to pursue continuous improvements in the Company’s diversity programs, fully integrate diversity into its culture and practices, and strengthen its reputation and accountability to shareholders.

Most of the financial firms the Company identifies as its peers –including Bank of New York Mellon, Citigroup, Goldman Sachs, JPMorgan, Morgan Stanley and US Bancorp–annually disclose workforce profiles based on EEO-1 data, including for senior management.

We urge shareholders to vote FOR the proposal.

Board of Directors Statement in Opposition

The board recommends a vote AGAINST this proposal because:

•	We have a strong commitment to diversity and a long track record of success and results.

•	Disclosure of the EEO-1 data would not provide an appropriate platform to have a discussion about diversity and would not enhance our commitment to diversity.

Our Long-Standing Commitment to Diversity

American Express is widely recognized as a leader in diversity and inclusion. Our commitment, which began nearly three decades ago, is to create an employee base that reflects the diverse customers and communities we serve and enables innovation that drives business growth. Equally critical to our success is building an inclusive culture where all employees have a voice and are enabled to reach their full potential. This continued commitment to diversity is apparent in our metrics:

•	Women represent nearly 60 percent of our U.S. workforce and 41 percent of U.S. employees at the Vice-President-and-above level

•	Minorities comprise 38 percent of our U.S. workforce

•	In 2014, women made up 50 percent of U.S. Senior Vice President and above hires

•	Women comprise 25 percent of our Board of Directors

•	25 percent of our Board of Directors is ethnically diverse

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Our Diversity and Inclusion Initiatives

Our diversity and inclusion strategy encompasses several key initiatives:

•	Employee Networks: These employee-formed groups bring together people with shared backgrounds and interests to engage with and learn from each other. With 16 networks and close to 100 chapters globally, 44 percent of U.S. employees participate in a network. Our Employee Networks, including BEN (Black Employee Network), WIN (Women’s Interest Network) and HOLA (Hispanic Origin & Latin American), foster a sense of community among our diverse employee base and help educate the broader employee population about diversity and inclusion.

•	Women’s Leadership: American Express continues to focus advancing women into leadership positions through a series of initiatives, such as Pathways to Sponsorship (PTS). Launched in 2012, PTS is a development program aimed at building a strong pipeline of women leaders. The program provides targeted skill building, coaching and exposure. Since our initial PTS program, 30 percent of global participants have been promoted and 60 percent have taken strategic lateral moves.

•	Executive BEN Forum: This year, American Express will bring together Vice President-and-above black employees for our third Executive BEN Global Forum, a multi-day career development and community-building experience. From industry-leading keynote speakers to impactful working sessions designed to build leadership awareness and skills, the Forum inspires, informs, and supports our black senior leaders.

•	Senior Leadership Accountability: American Express senior executives must support and drive AXP’s diversity efforts and their performance on this dimension is measured annually and is tied to compensation.

Our Recognition as a Leader in Diversity and Inclusion

We have been consistently recognized as a leader in diversity through rankings on surveys such as: Working Mother’s 100 Best Companies, Fortune’s Great Place to Work and the Human Rights Campaign’s Corporate Equality Index. Our diversity initiatives are often cited as best in class by leading publications, and we have shared information on our programs publicly.

Recent recognitions include:

•	Black Enterprise: 40 Best Companies for Diversity

•	Fortune: Great Place to Work, World’s Best Multinational Workplaces

•	Fortune: World’s Most Admired Companies; ranked #1 in the category of “Consumer Credit Card and Related Services”

•	Fortune: 100 Best Companies to Work For (Great Place to Work)

•	Hispanic Network Magazine: Top Employers for Hispanics

•	Human Rights Campaign: Corporate Equality Index: 100 out of 100 since 2004

•	NAFE: Top Companies for Executive Women

•	Working Mother Multicultural: Top Companies for Multicultural Women

•	Working Mother: 100 Best Companies

EEO-1 Data Not Reflective of American Express’ Diversity

Form EEO-1 requires us to categorize our workforce by gender and race according to certain EEOC-mandated job categories that do not account for any company or industry-specific factors. It is designed to yield generalized data across all categories of private employers, rather than information specific to any one company. For this reason, the EEO-1 data is neither informative nor a reliable measure of our commitment to equal opportunity employment. We do not believe that EEO-1 data is reflective of American Express’ diversity or that disclosing this data will enhance our commitment to an inclusive culture or meaningfully further our goal of workplace diversity.

ITEM 4 RECOMMENDATION: Our board of directors recommends that you vote AGAINST this proposal.

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ITEM 5—	SHAREHOLDER PROPOSAL RELATING TO REPORT ON PRIVACY, DATA SECURITY AND GOVERNMENT REQUESTS

Arjuna Capital/Baldwin Brothers Inc., 204 Spring Street, Marion, MA 02738, has advised us that it intends to introduce the following resolution on behalf of its client, Steven Matthew Schewel, owner of 60 common shares:

Report on Privacy, Data Security and Government Requests for Consumer Information

Whereas,

Customer trust is critical for American Express, which routinely gathers massive amounts of personal financial data concerning and affecting the lives of millions of people; breaches of privacy and data security are a growing threat which can result from company negligence, external attacks, and government surveillance.

The Wall Street Journal reported that the U.S. National Security Agency (NSA) has obtained customer data from credit card issuers. Businessweek reported that an NSA program, “Follow the Money,” tracks records of international payments and credit-card transactions and their database contained 180 million records in 2011- 84 percent were credit-card transactions. TIME reported that credit card networks “are most likely giving the government ‘metadata.’ That is, the credit card issuers could provide the NSA details such as an account or card number, where or when a purchase was made, and for how much,”

Controversy over U.S. government surveillance has spurred massive global press coverage, hearings in the U.S. and Europe, and widespread calls for reform.

Responding to growing public concern, Internet companies including Google, Apple, Microsoft, LinkedIn, Twitter, and Facebook and telecommunications companies Verizon and AT&T now regularly publish “Transparency Reports,” detailing government requests for confidential customer data. While privacy is critical to the success of AXP’s business, AXP has not disclosed information regarding the extent and nature of requests for customer data made by government agencies.

Unauthorized collection, disclosure, or misuse of personal information can cause great harm to individuals and society—including discrimination, identity theft, financial loss, loss of business or employment opportunities, humiliation, reputational damage, questionable government surveillance, or physical harm.

We believe AXP’s Board has a fiduciary and social duty to protect company assets, including the personal information of customers. Risks include privacy breaches, consumer profiling controversies, litigation, and a loss in brand value.

Privacy is fundamental to democracy and free expression. While AXP must comply with legal obligations, failure to persuade customers of a genuine long-term commitment to privacy could present AXP with serious financial, legal and reputational risks.

Resolved, shareholders request that the Company publish an annual report explaining how the Board is overseeing privacy and data security risks, providing metrics and discussion, subject to existing laws and regulation, regarding requests for customer information by U.S. and foreign governments, at reasonable cost and omitting proprietary information.

Supporting Statement: In preparing these reports, the Company may omit information on routine requests under individualized warrants. The reports should consider existing Transparency (or Law Enforcement Request) Reports published by major internet companies, and where applicable, include (1) how often AXP has shared information with U.S. or foreign government entities; (2) type of customer information shared; (3) number of customers affected; (4) type of government requests; and (5) discussion of Company efforts to protect customer privacy and data.

Board of Directors Statement in Opposition

The board recommends a vote AGAINST this proposal because:

•	We have a strong and long-standing commitment to privacy and data security.

•	As a regulated financial institution, we are subject to and comply with extensive privacy and data protection laws and regulations and are subject to regulatory examination in and outside the United States.

•	We have a rigorous framework and devote significant resources to our privacy and cybersecurity programs.

Our History of a Commitment to Privacy and Data Security

American Express recognizes the importance of maintaining consumer trust and has a strong, long-standing commitment to privacy and data security. In the 1970s, we participated in Privacy Commission hearings in Washington, D.C. and adopted a Privacy Code of Conduct, applicable to customers and employees alike. We were one of the first companies in the United States to give customers the option of not receiving direct mail. In the 1980s, we were one of the first U.S. companies to endorse the Organization for Economic Cooperation and Development’s Guidelines Governing the Protection of Privacy and Transborder Flows of Personal Data. In the 1990s, we introduced Customer Privacy Principles and posted our Internet Privacy Statement. Most recently, we were one of the first financial services firms to begin using Binding Corporate Rules, a set of privacy principles that comply with European Union (EU) data protection legislation and approved by the U.K. Information Commissioner’s Office. The company’s data protection and privacy principles are available online at: https://www.americanexpress.com/ us/content/customer-privacy-principles.html.

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American Express has been ranked #1 in the Financial Services category in the Ponemon Institute’s annual “Most Trusted Companies for Privacy” study, and in the top two overall for all industries and companies, since the study started in 2006.

As a regulated financial institution, we are subject to and comply with extensive privacy and data protection laws and regulations in the United States and elsewhere. Banking and other data protection laws restrict the disclosure of non-public personal information and require administrative, technical and physical safeguards to ensure the security of customer information. Our privacy and data security practices are regularly audited by bank examiners and other regulatory authorities.

Our Framework and Processes for Managing These Risks

American Express has a dedicated Chief Privacy Officer and teams of privacy professionals throughout the business. The company’s Privacy Risk Management Policy and Global Privacy Program provide the framework for the collection, processing and sharing of personal information. The company has a dedicated Privacy Risk Management subcommittee of its Operational Risk Management Committee, as well as established governance and escalation paths so that privacy issues can be raised to senior management and/or board levels. This rigorous framework helps to ensure an ongoing focus on privacy matters and that customer concerns are reflected in the company’s privacy-related decisions and activity. American Express also has a Chief Privacy Counsel, Chief Technology Counsel and a team of in-house counsel to advise regarding issues related to privacy and data security issues.

We also devote significant resources to cybersecurity and risk management processes to adapt to the changing cybersecurity landscape and respond to emerging threats in a timely and effective manner. This includes taking steps to reduce the potential for identity theft, fraud and service disruptions. We restrict access to customer and employee data by our employees, partners and service providers. The company maintains a dedicated Chief Information Security Officer, an Information Security Risk Management subcommittee of its Operational Risk Management Committee and staff focused on, among other matters, cyber intelligence, information security assurance, information security incident management, identity and access management, and information security strategy, architecture, policies and analytics.

Our board is updated on privacy matters and receives regular reports on governance systems to address cybersecurity risk, strategies to assess, manage and monitor cybersecuity risks, and on implementation of cybersecurity strategies.

In view of the company’s strong commitment to privacy and data protection, the board does not believe that adopting this proposal would add any additional value.

ITEM 5 RECOMMENDATION: Our board of directors recommends that you vote AGAINST this proposal.

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ITEM 6—	SHAREHOLDER PROPOSAL RELATING TO ACTION BY WRITTEN CONSENT

Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, has advised that she is the owner of 50 common shares and that she intends to introduce the following resolution:

Proposal 6—Right to Act by Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. A shareholder right to act by written consent is one method to equalize our limited provisions for shareholders to call a special meeting. For instance, it takes 25% of American Express shares outstanding, net long, to call a special meeting. New York law would allow 10% of shares outstanding to call a special meeting without mandating a net long requirement.

With a net long requirement a significant percentage of American Express shares outstanding could be disenfranchised from having any voice whatsoever on calling a special meeting.

Wet Seal (WTSLA) shareholders successfully used written consent to replace certain underperforming directors in 2012. This proposal topic also won majority shareholder support at 13 major companies in a single year. This includes 67% support at both Allstate and Sprint. Hundreds of major companies enable shareholders to act by written consent.

Please vote to protect shareholder value.

Right to Act by Written Consent—Proposal 6

Board of Directors Statement in Opposition

The board recommends a vote AGAINST this proposal because:

•	Our shareholders may effect change by calling a special meeting to raise matters for the review and approval of all shareholders.

•	Permitting action at a meeting (whether the annual meeting or a special meeting) is a fairer process than the written consent process as it provides all shareholders the opportunity to participate and vote.

The board believes that implementation of this proposal is unnecessary given the ability of shareholders to call special meetings. The company’s by-laws currently provide that shareholders holding 25 percent or more of the company’s outstanding common shares may call a special meeting. Thus, shareholders may propose any proper matter for a vote either through a special meeting or at our annual meeting. Implementation of this proposal, however, could permit fundamental corporate changes to occur outside of a meeting and without notice to other shareholders or time for thoughtful consideration.

The board believes that permitting action at a meeting (whether the annual meeting or a special meeting) is a fairer process as it provides all shareholders the opportunity to participate and vote. Meetings are held at a time, date and venue announced publicly in advance, and all shareholders receive prior notice of the meeting and are invited to attend the meeting and make their views known.

To the contrary, the shareholder proposal could allow shareholders owning slightly over 50 percent of the outstanding shares to act on a significant matter potentially without prior notice of the meeting to all shareholders and without affording all shareholders the opportunity to present their views. This would disenfranchise shareholders who are not given the chance to participate.

In summary, the board believes the proposal is not in the best interests of stockholders or the company and is unnecessary, given the ability of shareholders to call special meetings.

ITEM 6 RECOMMENDATION: Our board of directors recommends that you vote AGAINST this proposal.

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ITEM 7—	SHAREHOLDER PROPOSAL RELATING TO LOBBYING DISCLOSURE

Walden Asset Management and Trillium Asset Management have each advised that it is the owner of more than $2,000 in common shares and that they intend to introduce the resolution below. This resolution is co-sponsored by the Benedictine Sisters of Virginia who has advised that it is the beneficial owner of 1000 common shares and the Benedictine Sisters of Baltimore who has advised that it is the beneficial owner of 300 common shares. Addresses for each of the proponents will be supplied promptly upon oral or written request to our Secretary.

Proposal 7—Lobbying Disclosure

Whereas, we believe it is important that American Express’s lobbying positions, and processes to influence public policy, are transparent. Public opinion is skeptical of corporate influence on Congress and public policy and controversial lobbying activity may pose risks to our company’s reputation.

American Express does disclose political spending contributions but in contrast, lobbying disclosure is limited. American Express spent over $9 million between 2010 and 2014 on federal lobbying, according to Senate reports. But this figure may not include grassroots lobbying to influence legislation by mobilizing public support or opposition to a specific bill and does not include lobbying expenditures to influence legislation in states or indirect spending through third-parties.

Resolved, the shareholders of American Express (“Amex”) request the Board authorize the preparation of a report, updated annually, and disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Amex used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Amex’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Amex is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report should be presented to the Audit and/or Governance Committee and posted on Amex’s website.

Supporting Statement

We encourage transparency about the ways corporate funds influence legislation and regulation, directly and indirectly.

At present Amex does not disclose its payments to trade associations or the percentage they used for lobbying. Amex does disclose its non-deductible trade association payments under Section 162(e)(1)(B) of the Internal Revenue Code which applies to political contributions. But our company is not fully disclosing payments used for lobbying (which are non-deductible under Section 162(e)(1)(A)). This leaves a serious disclosure gap, as trade associations generally spend far more on lobbying than on political contributions.

For example, the Chamber of Commerce spent over $1 billion in lobbying since 1998, yet Amex’s level of funding of the Chamber is secret.

The Chamber has also sued the EPA for its policies and regulations combating climate change. In contrast, Amex has a strong commitment to protecting the environment.

In summary, we urge Amex to provide comprehensive disclosure of its lobbying activities.

Board of Directors Statement in Opposition

The board recommends a vote AGAINST this proposal because we already have a comprehensive system to report our political activities:

•	We believe that active engagement in the public policy arena is an important part of responsible corporate citizenship and important to support our short and long-term business goals. In order to promote transparency and accountability, we post our policy on political activities together with a list of our political contributions on our website. We update this report semi-annually.

•	We do not spend corporate funds directly on electioneering communications and we publicly disclose any contributions to another organization that are used in connection with a political campaign.

•	We regularly file reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing our lobbying activities. We file all lobbying reports required by state statutes.

Why We Engage

We believe that active engagement in the public policy arena is not only an important part of responsible corporate citizenship but also a significant means of supporting our short- and long-term business goals. Our business is subject to legislative and regulatory requirements at the international, federal and state levels and changes to such rules can have a significant impact on our business, customers, employees and the communities in which we operate. Accordingly, our government affairs office engages with policymakers and lobbies on policy issues that

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are important to the company, including, but not limited to, consumer financial laws and regulations, merchant pricing, privacy/data security, taxation and other issues identified in our Lobbying Disclosure Act filings. We also work with trade and industry associations in support of our public policy initiatives.

How We Engage

In addition to our advocacy efforts, American Express participates in the political process through the American Express Company Political Action Committee (AXP PAC), which is funded solely by voluntary contributions from employees, and through corporate political contributions in those jurisdictions where it is permissible to do so. We do not spend corporate funds directly on electioneering communications, and we publicly disclose any contributions to another organization that are used in connection with a political campaign.

We participate in trade and industry associations in the United States in support of our public policy initiatives. These associations offer a variety of benefits including monitoring industry policies and trends, providing industry and market expertise, and advancing our public policy interests. We evaluate our memberships in trade associations and we provide our view on public policy issues to them. However, our participation in trade and industry associations does not mean and should not be taken to mean that we agree with every position a trade or industry association takes on an issue.

Board and Management Oversight of Our Political Activities

As set forth in the charter of the Public Responsibility Committee, this board committee oversees the nature and amount of our political contributions and the operations of the AXP PAC. This committee receives reports from management on the company’s public policy engagement, key federal and state issues on which it lobbies, and its fundraising activities and political contributions. We maintain comprehensive compliance procedures to ensure that our activities are conducted in accordance with our policies and with all relevant laws governing political contributions and lobbying activities. Procedures include periodic reviews conducted by an outside law firm and internal audit. We regularly file reports with the Secretary of the U.S. Senate and the Clerk of the U.S. House of Representatives detailing our lobbying activities. We also file all lobbying reports required by state statutes.

We request information regarding political contributions from trade associations, entities organized under section 501(c) 4 of the Code, and other tax exempt organizations of which American Express is a member that engage in non-deductible lobbying and political expenditures. For any such organization that receives in excess of $50,000 during the calendar year from the company, we request that the organization identify any portion of American Express’ payments used in connection with participation or intervention in a political campaign on behalf of (or in opposition to) any ballot initiative or candidate for public office. We include any amounts reported to us as used for such purposes in our Political Contributions Report which is available on our website at http://about.americanexpress.com/news/pap.aspx.

ITEM 7 RECOMMENDATION: Our board of directors recommends that you vote AGAINST this proposal.

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ITEM 8—	SHAREHOLDER PROPOSAL RELATING TO INDEPENDENT BOARD CHAIRMAN

Mr. Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, has advised that he is the owner of no less than 500 common shares and that he intends to introduce the following resolution:

Independent Board Chairman—Proposal 8

Resolved: Shareholders request that the Board of Directors adopt a policy that the Chair of the Board of Directors shall be an independent director who is not a current or former employee of the company, and whose only nontrivial professional, familial or financial connection to the company or its CEO is the directorship. This policy should be implemented so as not to violate existing agreements and should allow for departure under extraordinary circumstances such as the unexpected resignation of the chair.

When our CEO is our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance. Many companies already have an independent Chairman. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.

The Policy of the Council of Institutional Investors, whose members invest over $3 trillion, states: “The Board should be chaired by an independent director.”

A 2012 report by GMI Ratings, The Costs of a Combined Chair/ CEO (See http://origin.library.constantcontact.com/download/get/file/1102561686275-208/GMIRatings_CEOChairComp_062012. pdf), found companies with an independent chair provide investors with-year shareholder returns nearly 28% higher than those headed by a combined Chair/CEO. The study also found corporations with a combined Chair/CEO are 86% more likely to register as “Aggressive” in their Accounting and Governance Risk (AGR®) model.

Additionally our Lead Director, Robert Walter, had 12-years long tenure. GMI Ratings, an independent investment research firm, said long-tenured directors can form relationships that may compromise director independence and therefore hinder the ability to provide effective oversight.

Please vote to protect shareholder value:

Independent Board Chairman—Proposal 8

Board of Directors Statement in Opposition

The board recommends a vote AGAINST this proposal because:

•	Board leadership is provided through the combination of a unified Chairman and CEO, a clearly defined and significant lead independent director role, active committee chairs, and independent-minded, skilled and committed directors.

•	The board believes this structure provides an appropriate framework for effective board challenge and best serves the interests of our shareholders at this time.

Our board believes that any decision to separate the roles of Chairman and CEO should be based on the specific circumstances of a corporation, the independence and capabilities of its directors, and the leadership provided by its CEO. Our board does not believe that separate roles for the Chairman and CEO should be mandated or that such a separation would, by itself, deliver additional benefit for shareholders.

Our board believes that its current structure and governance allow it to provide effective challenge and oversight of management:

•	We have a lead independent director with significant responsibilities that are described in detail on page 11 of this proxy statement. We believe that Mr. Walter’s deep knowledge of our company, significant public company experience and ability to devote the time required to serve in this role make him well qualified to serve as our lead independent director.

•	Our non-management directors meet regularly in executive sessions that are chaired by our lead independent director with no members of management present. Non-management directors use these executive sessions to discuss matters of concern as well as any matter they deem appropriate, including evaluation of senior management, CEO and management succession, matters to be included on board agendas, board informational needs, board priorities and board effectiveness.

•	The Chairs—and all members—of the Audit and Compliance, Nominating and Governance, Compensation and Benefits, and Risk committees, are independent directors. These board committee chairs shape the agenda and information presented to their committees. As a result, oversight of critical issues within the purview of these committees is entrusted to independent directors.

•	All directors have full access to all members of management and all employees on a confidential basis.

Our board believes that Mr. Chenault’s knowledge of the day-to-day operations of the company, perspective on competitive developments, understanding of shareholder interests, and relationships with customers, business partners, and employees allow him to provide effective leadership in his role as Chairman and CEO. Furthermore, a clearly defined and significant lead independent director role, independent key committee chairs, experienced and committed directors, and frequent executive sessions provide a framework for effective direction and oversight by the board of directors.

Our board believes that our leadership structure has served our shareholders well and remains in our shareholders’ best interest.

ITEM 8 RECOMMENDATION: Our board of directors recommends that you vote AGAINST this proposal.

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ADDITIONAL INFORMATION

Certain Relationships and Transactions

In the course of our ordinary business activities, we engage in transactions, arrangements and relationships with many other entities, including financial institutions and professional organizations. Some of our directors, director nominees, executive officers, greater than 5 percent shareholders, and their immediate family members (each, a Related Person) may be directors, officers, partners, employees or shareholders of these entities.

We carry out transactions with these firms on customary terms, and, in many instances, these individuals may not have knowledge of them. To the company’s knowledge, since January 1, 2014, no Related Person has had a material interest in any of our ongoing business transactions or relationships except as described below.

OUR RELATED PERSON TRANSACTION POLICY

Our written Related Person Transaction Policy governs company transactions, arrangements and relationships involving more than $120,000 in which a Related Person has a direct or indirect material interest (Related Person Transactions). Under the policy, Related Person Transactions must be approved by the Nominating and Governance Committee. The committee will only approve a transaction if, after reviewing the relevant facts and circumstances, it determines that the transaction is consistent with the best interests of the company. In the event we become aware of a Related Person Transaction that was not pre-approved under the policy, the committee will consider the options available, including ratification, revision or termination of the transaction. The policy does not supersede any other company policy or procedure that may apply to any Related Person Transaction, including our governance principles and codes of conduct.

The company’s Secretary is responsible for assisting the Nominating and Governance Committee in carrying out its responsibilities, and management is required to present to the committee the material facts of any transaction that it believes may require review. In cases where it is impracticable or undesirable to delay a decision on a proposed transaction until the next meeting of the committee, the chair of the committee may review and approve the transaction and then report any approval to the full committee at its next regularly scheduled meeting. If a matter before the committee involves a member of the committee, the member must recuse himself and may not participate in deliberations or vote on the matter.

PRE-APPROVED CATEGORIES OF RELATED PERSON TRANSACTIONS

The Nominating and Governance Committee has pre-approved the following categories of transactions as being consistent with the best interests of the company. These categories, which may constitute Related Person Transactions, are:

•	Executive officer compensation approved by the board or the Compensation and Benefits Committee

•	Non-employee director compensation approved by the board or the Nominating and Governance Committee

•	Director and officer insurance payments and indemnification payments made in accordance with the company’s certificate of incorporation or by-laws

•	Transactions in the ordinary course of business with entities at which a Related Person is a director, executive officer, employee and/or a less than 10 percent beneficial owner, provided the amounts involved do not exceed the greater of $1 million or 1 percent of the other entity’s annual revenues

•	Transactions with entities at which a Related Person is a director, provided that if the entity is not a partnership, the Related Person, together with all other Related Persons, holds a less than 10 percent equity interest in the entity; or if the entity is a partnership, the Related Person is a limited partner without any other position in the partnership and, together with all other Related Persons, holds a less than 10 percent equity interest in the partnership

•	Transactions in which the rates or charges are determined by competitive bids

•	Contributions by the company or the American Express Foundation to a charitable organization at which a Related Person serves as a director, executive officer and/or trustee, provided that the aggregate annual amount of such contributions, excluding contributions under the company’s gift match program and contributions under the company’s Directors’ Charitable Award Program, do not exceed the lesser of $1 million or 2 percent of the organization’s total annual revenues

•	Use of the company’s products and services on terms and conditions similar to those available to other customers or employees generally and

•	Transactions in which all shareholders receive the same benefits on a pro-rata basis

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RELATED PARTY TRANSACTIONS

Our executive officers, directors and director nominees may from time to time take out loans from certain of our subsidiaries on the same terms that these subsidiaries offer to the general public. For example, our two U.S. card-issuing banks may extend credit to our directors, director nominees and executive officers under our charge or lending products. All indebtedness from these transactions is in the ordinary course of our business and is on the same terms, including interest rates, in effect for comparable transactions with other people. Such indebtedness involves normal risks of collection and does not have features or terms that are unfavorable to our subsidiaries. Our executive officers, directors and director nominees may also have transactions with us involving other goods and services, such as travel services and investments in deposit products offered by subsidiaries of the company. These transactions are also in the ordinary course of our business, and we provide them on terms that we offer to our customers generally. Occasionally, we may have employees who are related to our executive officers, directors or director nominees. We compensate these individuals in a manner consistent with our practices that apply to all employees. The adult son of Mr. John Hayes, our Executive Vice President and Chief Marketing Officer, is employed by the company in a non-executive position, and received compensation in 2014 of between $135,000 and $155,000. The compensation and other terms of employment of Mr. Hayes’ son are determined on a basis consistent with the company’s human resources policies.

Certain executive officers, directors and director nominees are affiliated with companies with which the company has entered into ordinary course business relationships from time to time, including ordinary course merchant relationships pursuant to which these companies accept our charge and credit card products and pay us fees when customers use these cards. From time to time, we may enter into joint marketing or other relationships with one or more of these companies in the ordinary course that encourage customers to apply for and use our cards. We also may provide ordinary course commercial card, and bill payments services, or business insights to some of these companies for which these companies pay fees to us. We may engage in other commercial transactions with these companies and pay or receive fees in those transactions. We have a number of similar ordinary course relationships with Berkshire Hathaway Inc., its affiliates and companies in which they have significant investments. We have also purchased insurance products from subsidiaries of Berkshire Hathaway Inc. in the ordinary course of business and on arm’s length terms. We have a number of ordinary course relationships with BlackRock, Inc. and its affiliates, which from time to time provide investment management services to us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers and beneficial owners of 10 percent or more of our common shares to file reports with the SEC. Based on our records and other information, we believe that all reports that were required to be filed under Section 16(a) during 2014 were timely filed.

Director and Officer Liability Insurance

We have an insurance program in place to provide coverage for director and officer liability and for fiduciary liability arising from employee benefit plans we sponsor. The coverage for director and officer liability provides that, subject to the policy terms and conditions, the insurers will: (i) reimburse us when we are legally permitted to indemnify our directors and officers; (ii) pay losses, including settlements, judgments, and legal fees, on behalf of our directors and officers when we cannot indemnify them; and (iii) pay our losses resulting from certain securities claims. The fiduciary liability portion of the program covers: us; our employee benefit plans; and the directors, trustees, and employees who serve as fiduciaries for our employee benefit plans. Subject to the policy terms and conditions, it covers losses from alleged breaches of fiduciary or administrative duties, as defined in the Employee Retirement Income Security Act of 1974 or similar laws or regulations. A portion of the program is blended with certain other insurances covering the company.

Effective from November 30, 2014 to November 30, 2015, this insurance is provided by a consortium of insurers. ACE American Insurance Company is the lead insurer. XL Specialty Insurance Company, Illinois National Insurance Company, Allied World Assurance Company Ltd., Freedom Specialty Insurance Company, Continental Casualty Company, Everest National Insurance Company, American International Reinsurance Company Ltd., Markel Bermuda Ltd., Starr Indemnity and Liability Company, and National Liability & Fire Insurance Company provide excess coverage. The program also includes supplemental layers dedicated exclusively to providing coverage for directors and officers when we cannot indemnify them. The supplemental layers are provided by XL Specialty Insurance Company, Zurich American Insurance Company, Federal Insurance Company, Freedom Specialty Insurance Company, Continental Casualty Company, Everest National Insurance Company, U.S. Specialty Insurance Company, St. Paul Fire & Marine Insurance Company, Starr Indemnity and Liability Company, Allied World Assurance Company Ltd., American International Reinsurance Company Ltd., ACE Bermuda Insurance Ltd., and Lloyd’s of London. We expect to obtain similar coverage upon expiration of the current program. The annual premium for the program is approximately $5.4 million.

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Other Matters

SOLICITATION OF PROXIES; EXPENSES

We will pay the expenses of soliciting proxies on behalf of the board of directors. Our directors, officers or employees may solicit proxies for us in person, or by mail, telephone, facsimile or electronic transmission. We have hired Morrow & Co., LLC, 470 West Ave., Stamford, CT 06902, to help us distribute and solicit proxies. We will pay them $19,000 plus expenses for these services.

NOTICE OF BUSINESS TO COME BEFORE THE MEETING

Our board of directors and the company’s management have not received notice of, and are not aware of, any business to come before the annual meeting other than the agenda items referred to in this proxy statement. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

2016 Annual Meeting of Shareholders Information

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR’S PROXY STATEMENT

To be considered for inclusion in next year’s proxy statement, any shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received by our Secretary at our principal executive offices no later than December 1, 2015. Any such proposals must comply with all of the requirements of SEC Rule 14a-8.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR’S ANNUAL MEETING

Under our by-laws, shareholders must follow certain advance notice procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary at our principal executive offices. We must receive notice as follows:

•	We must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. Assuming that the 2015 Annual Meeting of Shareholders is held on schedule, we must receive notice pertaining to the 2016 Annual Meeting of Shareholders no earlier than January 12, 2016 and no later than February 11, 2016.

•	However, if we hold the 2015 Annual Meeting of Shareholders on a date that is not within 25 days before or after such anniversary date, we must receive the notice no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

•	If we hold a special meeting to elect directors, we must receive a shareholder’s notice of intention to introduce a nomination no later than ten days after the earlier of the date we first provide notice of the meeting to shareholders or announce it publicly.

Our by-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder. Any notice (other than a proposal pursuant to Rule 14a-8) that is received outside of the window specified above for proposed items of business will be considered untimely under Rule 14a-4(c) under the Securities Exchange Act of 1934. The persons named in the proxy for the meeting may exercise their discretionary voting power with respect to all such matters, including voting against them. All director nominations and shareholder proposals, other than shareholder proposals made pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must comply with the requirements of the company’s by-laws. You may obtain a copy of the company’s by-laws at no cost from the company’s Secretary. The contact information for the company’s Secretary is on page 13.

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ADDITIONAL VOTING INFORMATION

Voting at the Annual Meeting

Shares represented by valid proxies or voting instruction forms that are received on time will be voted as specified. If you sign and return your proxy card or voting instruction form but do not indicate specific choices, your shares will be voted as our board recommends. The way you vote your shares prior to the meeting will not limit your right to change your vote at the meeting if you attend in person and vote by ballot.

STREET NAME HOLDERS

If you hold shares in street name and you want to vote in person at the meeting, you must obtain a proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker or other intermediary through which you hold your shares for instructions on how to obtain a proxy.

RECORD DATE

You may vote all common shares that you owned as of the close of business on March 13, 2015, which is the record date for the meeting. On the record date, we had 1,015,650,732 common shares outstanding and entitled to vote. Each common share is entitled to one vote on each matter properly brought before the meeting.

OWNERSHIP OF SHARES

You may own common shares in one or more of the following ways:

•	Directly in your name as the shareholder of record, including shares purchased through our transfer agent’s Computershare Investment Plan stock purchase plan or restricted stock awards issued to employees under our long-term incentive plans

•	Indirectly through a broker, bank or other intermediary in “street name”

•	Indirectly through the American Express Company Stock Fund of our Retirement Savings Plan (RSP) or the Employee Stock Ownership Plan of Amex Canada, Inc.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials or following the instructions in the notice you received.

Shares Held Under Plans

If you participate in the Computershare Investment Plan, which is the stock purchase plan administered by Computershare, the company’s transfer agent, your proxy includes the number of shares enrolled in that plan as well as any shares you have acquired through dividend reinvestment. If you participate in the RSP or the Employee Stock Ownership Plan of Amex Canada, Inc., your proxy includes shares that the relevant plan has credited to your account.

To allow sufficient time for the RSP and the Employee Stock Ownership Plan of Amex Canada, Inc. trustees to vote, the trustees must receive your voting instructions by 3:00 p.m. Eastern Time on Wednesday, May 6, 2015. If the trustees for the RSP and the Employee Stock Ownership Plan of Amex Canada, Inc. do not receive your instructions by that date, the trustees will not vote your shares.

CONFIDENTIAL VOTING

We maintain the confidentiality of the votes of individual shareholders. Your vote will not be disclosed unless the law requires disclosure, you authorize disclosure, or your vote is cast in a contested election. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments. In addition, the Inspectors of Election and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

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EFFECT OF NOT CASTING YOUR VOTE

If you hold your shares in street name, you must instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” item on this year’s annual meeting agenda is Item 2 (Ratification of the company’s independent registered public accounting firm).

If you hold your shares in street name, and you wish to have your shares voted on all items in this proxy statement, please return your voting instruction form or cast your instructions by telephone or the Internet. Otherwise, your shares will not be voted on any items with the exception that your broker may vote in its discretion on Item 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the items of business at the annual meeting.

REVOCATION OF PROXIES

You can revoke your proxy at any time before your shares are voted if you:

•	Submit a written revocation to our Secretary

•	Submit a later-dated proxy

•	Provide subsequent telephone or online voting instructions, or

•	Vote in person at the meeting

If you hold your shares in street name, please follow the directions provided to you by your bank, broker or other intermediary to change or revoke any voting instructions you have already provided.

QUORUM AND REQUIRED VOTE

We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the meeting, either in person or by proxy. For the 2015 annual meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and New York State law:

Item	Vote Required	Do abstentions count as votes cast?	Is broker discretionary voting allowed?*
Election of directors	Approval of the majority of the votes cast	No	No
Ratification of appointment of independent registered public accounting firm	Approval of the majority of the votes cast	No	Yes
Advisory resolution to approve executive compensation**	Approval of the majority of the votes cast	No	No
Shareholder proposals**	Approval of the majority of the votes cast	No	No

*	A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under Effect of Not Casting Your Vote, your broker may vote in its discretion only on Item 2, Ratification of appointment of the company’s independent registered public accounting firm.
**	Advisory/Non-binding

There are no cumulative voting rights. Abstentions and broker non-votes are not considered as votes cast and will have no effect on the outcome of the vote on any of the proposals. If any other matter comes before the meeting, the named proxies will use their best judgment in voting the proxies.

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Multiple Shareholders Sharing the Same Address

We are sending only one notice or one proxy statement and annual report to the address of multiple shareholders unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” reduces duplicate mailings, saving paper and reducing printing costs. If any shareholder residing at such an address wishes to receive an individual copy of the materials, or if you are receiving multiple copies of our proxy statement and annual report and would like to enroll in this service, please contact the company’s Secretary. The contact information for the company’s Secretary appears below.

Availability of Form 10-K

If you would like a paper copy of our 2014 Form 10-K, excluding certain exhibits, please contact Carol V. Schwartz, Secretary, American Express Company, 200 Vesey Street, New York, New York 10285 or by telephone at 212-640-2000.

*  *  *  *

You can find the travel directions to our meeting on the inside back cover of this proxy statement. Whether or not you plan to attend, you can ensure that your shares are represented at the meeting by voting by telephone or by Internet, or by completing, signing, dating, and returning your proxy or voting instruction form in the enclosed envelope.

KENNETH I. CHENAULT

Chairman and Chief Executive Officer

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ANNEX A—	INFORMATION REGARDING NON-GAAP FINANCIAL MEASURES

The tables below provide further information on revenue net of interest adjusted for FX, Global Business Travel and Concur and adjusted total operating expense growth for 2014. Operating expense represents salaries and employee benefits, professional services, occupancy and equipment, communications and other expenses.

Revenue Net of Interest Adjusted for FX, Global Business Travel and Concur ($ In Millions)	2013	2014
GAAP Revenue Net of Interest	$32,974	$34,292
Global Business Travel Revenue Net of Interest*	$(801)
Gain on Sale of Concur Investment		$(719)
Revenue Net of Interest Excluding GBT and Concur	$32,173	$33,573
FX** - Adjusted Revenue Net of Interest Excluding GBT and Concur	$31,832
YoY% Increase/(Decrease) in GAAP Revenue Net of Interest		4%
YoY% Increase/(Decrease) in Adjusted Revenue Net of Interest Excluding GBT and Concur		4%
YoY% Increase/(Decrease) in FX-Adjusted Revenue Net of Interest Excluding GBT and Concur		5%

Adjusted Total Operating Expense Growth ($ In Millions)	2013	2014
GAAP Total Operating Expenses	$12,987	$12,184
Restructuring Charges***		$(446)
Q2’14 Global Business Travel Transaction
Q2’14 GBT Transaction Gain		$626
Q2’14 GBT Transaction-related Costs		$(79)
AXP Foundation Contribution***		$(40)
GBT Operating Expenses****	$(696)
Adjusted Total Operating Expenses	$12,291	$12,245
YoY% Increase/(Decrease) in GAAP Total Operating Expenses		(6% )
YoY% Increase/(Decrease) in Adjusted Total Operating Expenses		0%

* Represents operating performance of Global Business Travel as reported in Q3’13 and Q4’13. Does not include other Global Business Travel-related items, including equity earnings from the joint venture and impacts related to a transition services agreement that will phase out over time.

** See footnote 2 on page 6 for an explanation of FX-adjusted information.

*** To the extent comparable categories of items were recognized in periods other than Q2’14 or Q4’14, they have not been excluded.

**** Represents operating performance of Global Business Travel as reported in Q3’13 and Q4’13. Does not include other Global Business Travel-related items, including transaction-related costs and impacts related to a transition services agreement that will phase out over time.

  A-1

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LOCATION OF THE 2015 ANNUAL MEETING

Our world headquarters is the site of the 2015 Annual Meeting of Shareholders. We are located at 200 Vesey Street on the west side of Lower Manhattan in Brookfield Place (formerly known as the World Financial Center).

By Subway

Take any of these subway lines: the A, C, E, R or the 1, 2, 3, 4 or 5 trains. All of these trains stop near Brookfield Place. Brookfield Place is located across the Westside Highway (also known as West Street) on the Hudson River. Our building is on the north side of the Winter Garden in Brookfield Place.

By Car or Taxi

Take the Westside Highway in Lower Manhattan. Enter Brookfield Place by turning west on either Murray Street or Vesey Street. Go to the main entrance of our building located at the corner of Vesey Street and the Westside Highway.

If you need special assistance at the annual meeting, please contact Carol V. Schwartz, our Secretary, by telephone at 212-640-2000, by email at corporatesecretarysoffice@aexp.com or by writing to her at the company’s headquarters at 200 Vesey Street, New York, New York 10285.

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AMERICAN EXPRESS
®
200 VESEY STREET
NEW YORK, NY 10285

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:00 P.M. Eastern Time on May 6, 2015 (for holders in employee benefit plans), or up until 11:59 P.M. Eastern Time on May 10, 2015 (for all other shareholders). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 3:00 P.M. Eastern Time on May 6, 2015 (for holders in employee benefit plans), or until 11:59 P.M. Eastern Time on May 10, 2015 (for all other shareholders). Have your proxy card in hand when you call and then follow the instructions. Toll free in the U.S. and Canada.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 11, 2015 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX . Vote Confirmation is available 24 hours after your vote is received beginning April 28, 2015, with the final vote tabulation remaining available through July 11, 2015.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M83552-P60953 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN EXPRESS COMPANY

Vote on Directors

The Board of Directors recommends that you vote FOR each director nominee (please mark your vote for each director separately)

1. Election of Directors	For	Against	Abstain
1a. Charlene Barshefsky	☐	☐	☐
1b. Ursula Burns	☐	☐	☐
1c. Kenneth Chenault	☐	☐	☐
1d. Peter Chernin	☐	☐	☐
1e. Anne Lauvergeon	☐	☐	☐
1f. Michael Leavitt	☐	☐	☐
1g. Theodore Leonsis	☐	☐	☐
1h. Richard Levin	☐	☐	☐
1i. Samuel Palmisano	☐	☐	☐
1j. Daniel Vasella	☐	☐	☐
1k. Robert Walter	☐	☐	☐
1l. Ronald Williams	☐	☐	☐

Vote on Proposals

The Board of Directors recommends that you vote AGAINST the following proposals:	For	Against	Abstain
4. Shareholder proposal relating to annual disclosure of EEO-1 data.	☐	☐	☐
5. Shareholder proposal relating to report on privacy, data security and government requests.	☐	☐	☐
6. Shareholder proposal relating to action by written consent.	☐	☐	☐
7. Shareholder proposal relating to lobbying disclosure.	☐	☐	☐
8. Shareholder proposal relating to independent board chairman.	☐	☐	☐

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Signed proxies returned without specific voting instructions will be voted as the Board of Directors recommends.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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